                                                                   EXHIBIT 10.05

--------------------------------------------------------------------------------


                           FLOW SUBSERVICING AGREEMENT




                                      AMONG




                             OCWEN FEDERAL BANK FSB,

                                 (SUBSERVICER)




                                       AND




                        METWEST MORTGAGE SERVICES, INC.,
                  METROPOLITAN MORTGAGE & SECURITIES CO., INC.,
                     WESTERN UNITED LIFE ASSURANCE COMPANY,
                            SUMMIT SECURITIES, INC.,
                    OLD STANDARD LIFE INSURANCE COMPANY, AND
                    OLD WEST ANNUITY & LIFE INSURANCE COMPANY
                                    (OWNERS)


                          DATED AS OF SEPTEMBER 1, 2001


                 MORTGAGE AND NON-MORTGAGE LOANS AND RECEIVABLES


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


ARTICLE I DEFINITIONS................................................................1

     Section 1.1. Definitions........................................................1
     Section 1.2. Interpretation of Agreement.......................................11

ARTICLE II TRANSFER OF SERVICING, SERVICING RESPONSIBILITIES
            AND SERVICING COMPENSATION..............................................11

     Section 2.1. Transfer of Servicing Files to the Subservicer....................11
     Section 2.2. Custodial Files to be Held by Subservicer.........................14
     Section 2.3. Servicing Responsibilities........................................14
     Section 2.4. Collection and Resolution Activities..............................18
     Section 2.5. Servicing Compensation............................................19
     Section 2.6. Additional Servicing Provisions Relating to Land Sale Contracts...19
     Section 2.7. Whole Loan Transfers and Securitization Transfers.................19

ARTICLE III DEFAULT MANAGEMENT SERVICES.............................................20

     Section 3.1. Default Management Responsibilities...............................20
     Section 3.2. Foreclosure.......................................................20
     Section 3.3. Deed in Lieu......................................................21
     Section 3.4. Bankruptcy of Obligor.............................................22

ARTICLE IV PROPERTY MANAGEMENT AND DISPOSITION SERVICES.............................22

     Section 4.1. Property Management and Disposition Responsibilities..............22
     Section 4.2. Environmental Problems............................................23

ARTICLE V STANDARDS FOR CONDUCT.....................................................23

     Section 5.1. Standards of Care and Delegation of Duties........................23
     Section 5.2. Transactions with Related Persons.................................24
     Section 5.3. Access to Records.................................................24
     Section 5.4. Annual Audit......................................................25

ARTICLE VI REMITTANCES AND REPORTS TO OWNER.........................................26

     Section 6.1. Servicing Advances................................................26
     Section 6.2. Remittances and Monthly Report....................................26
     Section 6.3. Remittance Upon Termination.......................................28
     Section 6.4. Interest on Remittances...........................................28
     Section 6.5. Document Deficiencies.............................................28

ARTICLE VII REPRESENTATIONS AND WARRANTIES..........................................29

     Section 7.1. Representations and Warranties of the Subservicer.................29
     Section 7.2. Representations and Warranties of the Owners......................30

ARTICLE VIII INDEMNIFICATION........................................................31

     Section 8.1. Liabilities to Obligors...........................................31
     Section 8.2. Subservicer's Indemnity of the Owner..............................31
     Section 8.3. Owners' Indemnity of the Subservicer; Limitation on Liability
                   of the Subservicer...............................................32
     Section 8.4. Indemnification Procedures........................................34
     Section 8.5. Operation of Indemnities..........................................35

ARTICLE IX DEFAULT..................................................................35

     Section 9.1. Events of Default.................................................35
     Section 9.2. Effect of Transfer................................................36

ARTICLE X TERM......................................................................36

     Section 10.1. Term of Agreement................................................36
     Section 10.2. Transfers of Servicing...........................................37
     Section 10.3. Subservicer Not to Resign........................................37
     Section 10.4. Successor Subservicer............................................37

ARTICLE XI MISCELLANEOUS............................................................38

     Section 11.1. Successors and Assigns; No Third Party Beneficiaries.............38
     Section 11.2. Choice of Law....................................................38
     Section 11.3. Notices..........................................................38
     Section 11.4. Entire Agreement; Amendments; Waivers............................39
     Section 11.5. No Joint Venture; Limited Agency.................................39
     Section 11.6. Severability; Interpretation.....................................40
     Section 11.7. Counterparts.....................................................40
     Section 11.8. Waiver of Jury Trial.............................................40
     Section 11.9. Limitation of Damages............................................40


                                    EXHIBITS

The following exhibits are incorporated into this Agreement:

EXHIBIT A             Additional Servicing Requirements
EXHIBIT B             Servicing Transfer Provisions
EXHIBIT C             Servicing and Deboarding Fees
EXHIBIT D             Ancillary Income Allocation
EXHIBIT E             Servicing File Specifications

                           FLOW SUBSERVICING AGREEMENT

         This FLOW SUBSERVICING AGREEMENT (this "Agreement") dated effective as of September 1, 2001, by and among METWEST MORTGAGE SERVICES, INC., a Washington corporation ("Metwest"), METROPOLITAN MORTGAGE & SECURITIES CO., INC., a Washington corporation ("Metropolitan"), WESTERN UNITED LIFE ASSURANCE COMPANY, a Washington insurance corporation ("Western United"), SUMMIT SECURITIES, INC., an Idaho corporation ("Summit"), OLD STANDARD LIFE INSURANCE COMPANY, an Idaho insurance corporation ("Old Standard"), OLD WEST ANNUITY & LIFE INSURANCE COMPANY, an Arizona insurance corporation ("Old West", and together with Metwest, Metropolitan, Western United, Summit and Old Standard, collectively the "Owners" and individually an "Owner") and OCWEN FEDERAL BANK FSB, a federally chartered savings bank (the "Subservicer").

                                   WITNESSETH:

         WHEREAS, the Owners originate and acquire residential (including timeshare) mortgage loans, commercial and land mortgage loans, and other secured loans and receivables from time to time (collectively, the "Assets"); and

         WHEREAS, the Owners and the Subservicer desire to set forth the terms and conditions on which the Subservicer will service and provide management and disposition services for such Assets (including REO Properties and other property acquired with respect to the Assets);

         NOW, THEREFORE, in consideration for the mutual benefits and obligations as hereinafter set forth, the parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1. DEFINITIONS.

         Capitalized terms used in this Agreement and not otherwise defined shall have the meanings given to them in this Section 1.1.

         "ACCEPTED SERVICING PRACTICES" means, with respect to any Asset or Property, those servicing, collection, resolution or disposition practices that are undertaken to maximize the net present value to the related Owner of such Owner's investment in any Asset or Property followed with the same care, skill, prudence and diligence with which (i) the Subservicer services and administers assets or properties held for other portfolios similar to such Asset or Property, or (ii) if the Subservicer does not service or administer similar assets or properties, servicers of similar assets and properties service and administer such assets or properties for their own portfolio and for others, but in each case without regard to:

         1. any relationship that the Subservicer, any subservicer or any affiliate of the Subservicer or any other subservicer may have with the related Obligor; or

         2. the Subservicer's or any subservicer's right to receive compensation for its services hereunder or with respect to any particular transaction; or

         3. the ownership, or servicing or management for others, by the Subservicer or any other subservicer, of any other loans or property;

         provided, however, that such services are performed in compliance with the terms of this Agreement, the Requirements, the Contractual Requirements (to the extent the related documents have been made available to the Subservicer) and the provisions contained in Exhibit A attached hereto and incorporated herein.

         "AGREEMENT" means this Servicing Agreement as amended, modified or supplemented from time to time, including all exhibits and schedules hereto.

         "ANCILLARY INCOME" means all release fees, late payment charges,, insufficient funds charges, assumption fees and modification fees (other than fees paid to Metwest for assumptions and modifications negotiated by Metwest in accordance with Section 3.1), fees associated with any repayment plan or forbearance agreement, interest on the Collection Account and Escrow Accounts (net of any interest payments due Obligors pursuant to the Requirements) and other similar fees (exclusive of Prepayment Penalties). With respect to Commercial Mortgage Loans, Ancillary Income shall not include those items indicated on Exhibit D as being allocable to the related Owner.

         "ASSET" means a Loan or a Receivable owned by the applicable Owner and for which the servicing is transferred to the Subservicer from time to time pursuant to the terms and provisions of Section 2.1.

         "ASSOCIATION" means any homeowners' association or condominium association.

         "BALLOON MORTGAGE LOAN" means any Mortgage Loan that by its original terms or by virtue of any modification provides for an amortization schedule extending beyond its originally scheduled Maturity Date.

         "BALLOON PAYMENT" means, with respect to a Balloon Mortgage Loan as of any date of determination, the amount outstanding on the Maturity Date of such Balloon Mortgage Loan in excess of the related Scheduled Payment.

         "BANKRUPTCY CODE" means 11 U.S.C. 101 et. seq., as the same may be amended, modified or supplemented from time to time.

         "BUSINESS DAY" means any day other than (a) a Saturday or Sunday or (b) a day on which banking and savings and loan institutions in the principal business location of the Owners or of the Subservicer are authorized or obligated by law or executive order to be closed.

         "COLLECTION ACCOUNT" means the separate account(s) created pursuant to
Section 2.3(a) of this Agreement, which shall be entitled "Ocwen Federal Bank FSB, as the Subservicer, in trust for certain Owners under a Subservicing Agreement dated as of September 1, 2001."

         "COLLECTION PERIOD" means with respect to each Distribution Date, the period commencing on the first day of the month preceding the month of the Distribution Date and ending on the last day of the month preceding the month of the Distribution Date.

         "COMMERCIAL MORTGAGE LOAN" means a Mortgage Loan secured by a multifamily residential property or a commercial property including, among others, multifamily, retail, mixed use, office and industrial properties.

         "CONTRACTUAL REQUIREMENTS" means the provisions, terms and conditions set forth in the Custodial Documents, any contract or other governing agreement relating to an Asset, any mortgage insurance policy relating to a Mortgage Loan, if any, and any escrow agreement relating to an Escrow Mortgage Loan, if any.

         "CURRENT SUBSERVICER" means an Owner or any other servicer, subservicer, document custodian, owner, holder, originator or other Person who has possession of any document or information constituting a part of a Servicing File prior to the related Transfer Date.

         "CUSTODIAL DOCUMENTS" means, with respect to an Asset, the original note, Mortgage or other security agreement and other original documents relating to an Asset that are held by a Custodian.

         "CUSTODIAN" means an Owner or any custodian appointed by an Owner to hold the related Custodial Documents until such time that the Custodial Documents are delivered to the Subservicer, at which time the Subservicer shall become the Custodian pursuant to Section 2.2.

         "CUSTODIAN FILE" means with respect to an Asset, the file in which the Custodial Documents relating to such Asset are maintained.

         "DEBOARDING FEE" means, with respect to any Asset, the applicable fee set forth on Exhibit C paid by the related Owner to the Subservicer pursuant to
Section 10.1(c).

         "DETERMINATION DATE" means the last day (or if such day is not a Business Day, the Business Day immediately preceding such day) of the Collection Period.

         "DISPOSITION" means any (a) taking of Mortgaged Property by eminent domain or condemnation or sale in lieu thereof, (b) the liquidation of a defaulted Asset through a foreclosure sale, trustee's sale, forfeiture, deed-in-lieu of foreclosure or otherwise, (c) a sale or assignment of an Asset or Property in accordance with the terms hereof, and/or (d) any other disposition of an Asset or Property whether through a discounted payoff, prepayment, Balloon Payment or any other similar disposition.

         "DISTRIBUTION DATE" means the 10th day of each month.

         "ELIGIBLE ACCOUNT" means an account maintained with a depository institution, (i) whose accounts are insured by the FDIC and (ii) whose (or whose direct or indirect parent's) long term unsecured debt obligations are rated at least "A" or better by one of the Rating Agencies.

         "ENVIRONMENTAL LIABILITY" shall have the meaning ascribed thereto in
Section 8.3(c).

         "ENVIRONMENTAL PROBLEM PROPERTY" means a Property that is in violation of any environmental law, rule or regulation.

         "ESCROW ACCOUNTS" means the separate account(s) created pursuant to
Section 2.3(a) of this Agreement, for the payment of taxes, Association dues, assessments, Hazard Insurance and Mortgage Insurance premiums, ground rents and similar items which shall be entitled "Ocwen Federal Bank FSB, as the Subservicer, in trust for related Owners and Obligors under a Subservicing Agreement dated as of September 1, 2001."

         "ESCROW PAYMENTS" means amounts required to be paid for taxes, Association dues, assessments, Hazard Insurance and Mortgage Insurance premiums, ground rents and similar items and any and all other purposes for which funds may or may not be held in escrow.

         "FDIC" means the Federal Deposit Insurance Corporation or any successor thereto.

         "FHLMC" means Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation), or any successor thereto.

         "FITCH" means Fitch, Inc.

         "FLOOD INSURANCE" or "FLOOD INSURANCE POLICY" means an insurance policy insuring against flood damage to a Mortgaged Property.

         "FNMA" means Fannie Mae (formerly known as the Federal National Mortgage Association), or any successor thereto.

         "HAZARD INSURANCE" means casualty, fire, hazard, flood, wind, liability or similar insurance policies relating to a Mortgaged Property.

         "HUD" means the United States Department of Housing and Urban Development.

         "LAND SALE CONTRACT" means a contract, together with all amendments and modifications thereto, for the sale of real estate and the improvements thereon pursuant to which the Obligor promises to pay the amount due thereon to the holder thereof and pursuant to which fee title to the related Mortgaged Property is held by such holder until the Obligor has made all of the payments required pursuant to such contract, at which time fee title is conveyed to the Obligor.

         "LIABILITY" shall have the meaning ascribed thereto in Section 8.2.

         "LIQUIDATION PROCEEDS" means cash received in connection with the liquidation of an Asset, whether through a Disposition or otherwise, net of the amount of any broker's fees payable in connection with any sale of the related Property (but without any deduction for any legal fees or other costs or expenses).

         "LOAN" means an Asset that is either a Mortgage Loan or Non Mortgage Loan, as the case may be.

         "MATURITY DATE" means, with respect to any Loan, the date on which the last payment of principal is due and payable under the related promissory note and, with respect to any Receivable, the date on which the final payment is due with respect to such Receivable.

         "MISSING DOCUMENT REPORT" means the report prepared by the Subservicer and delivered to an Owner pursuant to Section 6.4.

         "MONTHLY COLLECTION AMOUNT" means, for each Distribution Date and each Owner, all amounts actually received into the Subservicer's lock box or otherwise by Subservicer during the related Collection Period with respect to the Assets relating to such Owner from whatever source (other than partial and forbearance payments), including, without limitation, all payments of principal and interest, and Prepayment Penalties, minus (i) amounts representing accrued taxes and insurance premiums not yet due and payable to the applicable taxing authority or insurer, calculated in accordance with the then current escrow analysis performed by the Subservicer in accordance with applicable Requirements, (ii) Servicing Fees and Ancillary Income with respect to the related Assets to the extent received and retained by the Subservicer prior to distribution pursuant to Section 6.02 and (iii) any amounts refunded to an Obligor with respect to any such Asset that are determined to be in excess of the amounts required under the terms of the related Custodial Documents.

         "MONTHLY REPORT" means the monthly report prepared by the Subservicer and delivered to an Owner pursuant to Section 6.2.

         "MOODY'S" means Moody's Investor's Service Inc.

         "MORTGAGE" means, the mortgage, deed of trust or other instrument creating a first or junior lien on real property securing a Mortgage Loan.

         "MORTGAGE INSURANCE" means any mortgage insurance or guaranty relating to a Mortgage Loan issued by a Mortgage Insurer.

         "MORTGAGE INSURER" means the Federal Housing Administration as a mortgage insurer, the United States Department of Veterans Affairs as a mortgage guarantor and any issuer of private mortgage insurance.

         "MORTGAGE LOAN" means an Asset that is an individual mortgage loan or Land Sale Contract including any Mortgaged Property that was acquired in foreclosure or similar action.

         "MORTGAGED PROPERTY" means the real property securing a Loan that is a Mortgage Loan.

         "NON-MORTGAGE LOAN" means any Loan that is not a Mortgage Loan.

         "NON-RECOVERABLE ADVANCE" shall have the meaning set forth in Section 2.3(b) below.

         "OBLIGOR" means (i) with respect to a Loan, the individual(s) obligated to repay such Loan and (ii) with respect to a Receivable, the individual(s) obligated to make payments with respect to such Receivable.

         "OWNER" means with respect to an Asset, either (i) Metwest, (ii) Metropolitan, (iii) Western, (iv) Summit, (v) Old Standard and (vi) Old West. Metwest, Metropolitan, Western, Summit, Old Standard and Old West are collectively referred to herein as the "Owners".

         "PERMITTED INVESTMENTS" means, any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Distribution Date in each month:

                  (a) direct obligations of, and obligations fully guaranteed by, the United States of America, FHLMC, FNMA, the Federal Home Loan Banks or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                  (b) (i) demand and time deposits in, certificates of deposit of, bankers acceptances issued by, or federal funds sold by, any depository institution or trust company (including the Subservicer or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term unsecured debt rating in one of the two highest available rating categories of S&P and the highest available rating category of Moody's and provided that each such investment has an original maturity of no more than 365 days, and (ii) any other demand or time deposit or deposit which is fully insured by the FDIC;

                  (c) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (a) above and entered into with a depository institution or trust company (acting as principal) rated "A" or higher by S&P and rated "A2" or higher by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (a) above and must (i) be valued daily at current market price plus accrued interest, (ii) pursuant to such valuation, be equal, at all times, to at least 105% of the cash transferred by the Subservicer in exchange for such collateral, and (iii) be delivered to the Subservicer, or if the Subservicer is supplying the collateral, an agent for the Subservicer, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

                  (d) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

                  (e) commercial paper having an original maturity of less than 180 days and issued by an institution having a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

                  (f) a guaranteed investment contract approved by each of the Rating Agencies and the Owners and issued by an insurance company or other corporation having a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

                  (g) money market funds having one of the two highest available rating categories of S&P and the highest available rating category of Moody's at the time of such investment, which invests only in other Eligible Investments;

                  (h) Federal Housing Administration debentures; provided, that any such investment shall be rated in one of the two highest ratings categories by each Rating Agency;

                  (i) FHLMC participation certificates which guaranty timely payment of principal and interest and senior debt obligations;

                  (j) consolidated senior debt obligations of any Federal Home Loan Banks;

                  (k) FNMA mortgage-backed securities (other than stripped mortgage securities which are valued greater than par on the portion of unpaid principal) and senior debt obligations;

                  (l) federal funds, certificates of deposit time deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated F-1+ or better by Fitch, A-1+ or better by S&P and P-1 by Moody's; or

                  (m) deposits of any bank or savings and loan association (the long-term deposit rating of which is Baa3 or better by Moody's and BBB by each of S&P and Fitch) which has combined capital, surplus and undivided profits of at least $50,000,000 which deposits are insured by the FDIC and held up to the limits insured by the FDIC;

         provided that all instruments described hereunder shall mature at par on or prior to the next succeeding Distribution Date unless otherwise provided in this Agreement and that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

         "PERSON" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, limited liability company, unincorporated organization or government or agency or political subdivision thereof.

         "PREPAYMENT PENALTY" means, with respect to each Loan, if applicable, the penalty or premium required to be paid if the Obligor prepays such Loan as provided in the related Custodial Documents.

         "PRIME RATE" shall mean the prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal.

         "PROPERTY" means, (a) as of any Determination Date for the purpose of calculating the relevant Servicing Fee, and (b) as of the actual date of acquisition of title for all other purposes:

any (i) Mortgaged Property or other collateral property subject to a Loan and
(ii) any Mortgaged Property or other collateral property that was subject to a Loan, after such property has been acquired on behalf of the related Owner pursuant to this Agreement through foreclosure or similar proceedings, acceptance of deed-in-lieu of foreclosure, acquisition of title in lieu of foreclosure or the acquisition of title by operation of law.

         "PROPERTY IMPROVEMENT EXPENSES" means any costs and expenses for repairs, replacements or improvements which the Subservicer deems advisable under the circumstances, but only to the extent that they:

                  (a) are paid to Persons who are generally in the business of providing such goods and services;

                  (b) are reasonable for the types of goods or services provided in the geographical area in which such goods or services are provided;

                  (c) are designed to maintain or improve the value of a Property but not immediately necessary to operate it; and

                  (d) are incurred for the purpose of facilitating the sale of the related Loan or REO Property and maximizing the proceeds thereof, including but not limited to the following:

                           (i) cosmetic improvements such as painting and landscaping;

                           (ii)     build-out or modification to suit a
                                    particular prospective or actual tenant or buyer;

                           (iii) replacement of items which are obsolete or wearing out but which may not be dysfunctional; and

                           (iv) moneys paid to a tenant or buyer for a purpose similar to a Property Improvement Expense.

         "PROPERTY PROTECTION EXPENSES" means the following costs and expenses, but only to the extent that they are paid to Persons who are generally in the business of providing such goods and services and are reasonable for the types of goods or services provided in the geographical area in which such goods or services are provided:

                  (a) utility costs;

                  (b) payments required under service contracts, including but not limited to service contracts for heating, ventilation and air conditioning systems, elevators, landscape maintenance, pest extermination, security, model furniture, swimming pool service, trash removal, answering service and credit checks;

                  (c) property management fees;

                  (d) payroll costs and benefits for on-site maintenance personnel, including but not limited to housekeeping employees, porters and general maintenance and security employees;

                  (e) usual and customary leasing and sales brokerage expenses and commissions;

                  (f) permits, licenses and registration fees and costs;

                  (g) any expense necessary in order to prevent or cure a breach under a lease, contract or agreement including any debt secured by a lien which is superior or prior to the lien encumbering the Loan, if the consequences of failure to prevent or cure could, in the sole judgment of the Subservicer, have a material adverse effect with respect to a Loan or Property;

                  (h) any expense necessary in order to prevent or cure a material violation of any applicable law, regulation, code or ordinance;

                  (i) costs and expenses of brokers' price opinions and surveys, appraisals, valuations, surveys, inspections (including environmental and engineering), environmental assessments and/or market studies incidental to evaluation, leasing and/or sale of the Loans and/or Properties;

                  (j) fees and expenses of attorneys, paralegals, surveyors, title and escrow companies and uniform commercial code search/filing companies (including, without limitation, costs, fees and/or expenses for title insurance premiums, tax searches, title searches, escrow fees, recording costs, uniform commercial code searches, and all costs similar or related thereto), costs incurred to obtain documents or information for the Servicing File, and any costs and expenses related to the preparation and/or recordation of releases of liens or satisfactions of mortgages (in whole or in part);

                  (k) property inspections;

                  (l) any mortgage or transfer recording fees or taxes and other expenses incurred in connection with converting a Land Sale Contract to a mortgage loan pursuant to Section 2.6 to the extent such amounts are not paid by the Obligor;

                  (m) credit report costs; and

                  (n) other such reasonable fees and expenses incurred by the Subservicer in connection with the enforcement, collection, foreclosure, management and operation of the Property, sales of Properties (including, without limitation, the costs and expenses set forth in subsection (i) above and any and all transfer taxes and other closing costs customarily paid by the seller in the locale where such sale occurs) and the performance of its servicing activities.

         "RATING AGENCIES" means, collectively, Fitch, Moody's and S&P.

         "RECEIVABLE" means an Asset that represents rights to certain specified amounts due from an Obligor and is not a Loan.

         "REO PROPERTY" means a Mortgaged Property acquired by the Subservicer on behalf of the related Owner through foreclosure, forfeiture, deed-in-lieu of foreclosure or otherwise in accordance with applicable law in connection with the default of a Mortgage Loan.

         "REQUIREMENTS" means all federal, state or local laws and any other requirements of any government or agency or instrumentality thereof applicable to the servicing of the Assets, the management of the Properties or the provision of services hereunder by the Subservicer, including, without limitation, all servicing requirements imposed on an Owner or any successor to an Owner.

         "S&P" means Standard & Poor's Rating Group, A Division of The McGraw-Hill Companies, Inc.

         "SCHEDULED PAYMENT" means the scheduled payment of principal and interest or other amounts due on an Asset, if any, payable monthly or otherwise.

         "SECURITIZATION TRANSFER" means the sale or transfer of some or all of the Assets by one or more Owners to a trust, or pledge thereof to an indenture trustee pursuant to an indenture, in connection with a publicly issued or privately placed asset-backed securities transaction.

         "SERVICING ADVANCES" means all amounts advanced by the Subservicer in payment of Property Protection Expenses, Escrow Payments and Property Improvement Expenses, but not including advances of tax and insurance payments that are reflected in negative escrow balances and are to be paid by the related Obligor following the next escrow analysis (to the extent paid by the Obligor).

         "SERVICING DOCUMENTS" means, with respect to an Asset, the applicable documents set forth on Exhibit E pertaining to such Asset that are included in the related Servicing File.

         "SERVICING FEE" means with respect to each Distribution Date and each Asset, the applicable servicing fees set forth on Exhibit C. A Servicing Fee shall not be collected with respect to any Asset on and after the month following the month (A) in the case of a Mortgage Loan, in which all amounts reasonably likely to be received upon liquidation of the related Mortgage Property have been received and (B) in the case of an Asset that is not a Mortgage Loan, in which an Owner has notified the Subservicer that such Asset is a non-performing Asset and that the Subservicer shall not continue to service such Asset.

         "SERVICING FILE" means with respect to each Asset, the Servicing Documents and information (including any servicing tapes, images and conversion reports) received from the Current Subservicer, provided by the related Owners (including title company investigations of matters relating to the Assets and REO Properties), or obtained through the efforts of the Subservicer hereunder.

         "SERVICING PORTFOLIO" means all Assets serviced by the Subservicer pursuant to this Agreement.

         "SERVICING TRANSFER PROVISIONS" means with respect to each Asset, the provisions relating to the transfer of servicing of such Asset to the Subservicer as set forth on Exhibit B.

         "SUBSERVICER" means Ocwen Federal Bank FSB, a federally chartered savings bank, its successors in interest and permitted assigns.

         "SUBSERVICER EVENT OF DEFAULT" shall have the meaning set forth in
Section 9.1.

         "TRANSFER DATE" means, with respect to an Asset, the date on which the Subservicer receives an Owner's request to add such Asset to the Servicing Portfolio, in accordance with Section 2.1.

         "WHOLE LOAN TRANSFER" means any sale or transfer of some or all of the Assets by one or more Owners to a third party that is not an Owner.

         SECTION 1.2. INTERPRETATION OF AGREEMENT.

                  (a) All references in this Agreement to designated Sections, Articles, Exhibits and Schedules are to the designated sections and articles of and exhibits and schedules to this Agreement.

                  (b) Use of the masculine gender is intended to include the feminine gender.

                  (c) The headings and captions used in this Agreement are for convenience of reference only and do not define, limit or describe the scope or intent of the provisions of this Agreement.

                  (d) Terms in the singular include the plural and vice versa.

                  (e) The terms "includes" or "including" are intended to be inclusive rather than exclusive.

                  (f) Whenever the phrase "at Owner's expense" is used in this Agreement, such phrase shall be deemed to refer to all third-party costs incurred by the Subservicer relating to actions taken by the Subservicer pursuant to this Agreement.

                                   ARTICLE II
         TRANSFER OF SERVICING, SERVICING RESPONSIBILITIES AND SERVICING
                                  COMPENSATION

         SECTION 2.1. TRANSFER OF SERVICING FILES TO THE SUBSERVICER.

                  (a) On a daily basis an Owner may request that the Subservicer add Assets originated or acquired by such Owner to the Servicing Portfolio by sending servicing data with respect to the Asset in electronic format to the Subservicer and designating such Assets as an asset to be serviced hereunder. Upon receipt of such a request by an Owner with respect to an Asset, it will become a part of the Servicing Portfolio. Subservicer will forward to the Owner within one (1) Business Day of receipt of such request by an Owner a written or electronic acknowledgment that Subservicer has received the request and the Ocwen file number that has been assigned to such Asset. The Owners shall cause the Current Subservicer to transfer to the Subservicer the Servicing Files and other servicing records necessary to provide current data with respect to each of the Assets for the Subservicer's receipt no later than five
         (5) Business Days following the Subservicer's receipt of the request to service an Asset and to otherwise comply with the Servicing Transfer Provisions. In the event that not all of the related Servicing Files and other necessary servicing records are transferred in accordance with the terms of this Agreement and the Servicing Transfer Provisions, the Subservicer shall upon discovery promptly notify the Owner so that the Owner may obtain the necessary servicing records. The Subservicer shall transfer and convert the Servicing Files to the Subservicer's system as soon as reasonably possible from the date of receipt by the Subservicer of the Servicing Files and such other documents as are reasonably necessary to service the Assets from the Current Subservicer, but in no event later than three (3) Business Days (or, in the case of Commercial Mortgage Loans, five (5) Business Days) following such receipt.

                  Notwithstanding any provision in this Section 2.1(a) to the contrary, the Owners and the Subservicer acknowledge and agree that in connection with the initial pool of Assets to be serviced under this Agreement, that the following shall apply: (i) the Owners shall request that such Assets be added to the Servicing Portfolio and shall send the servicing data with respect to such Assets to the Subservicer, and such Assets shall become part of the Servicing Portfolio, upon receipt by the applicable Owners of a written or electronic acknowledgment that the Subservicer has received the request and the Ocwen file numbers that have been assigned to such Assets, which acknowledgment shall be delivered within five (5) Business Days of receipt of the request by the Owners and (ii) the reference to "three (3) Business Days" in the last sentence of the preceding sentence shall be deemed to be "five (5) Business Days".

                  Following the delivery to the Subservicer of the Servicing Files and other servicing records required to be delivered under this Agreement with respect to any Asset, the Subservicer shall assume responsibility for any losses that arise as a result of errors in connection with the set-up of such Asset on the Subservicer's servicing system. The Subservicer agrees to provide the related Owner with reasonable notice in a form mutually acceptable to the parties of any material change to the original set-up information of an Asset, e.g., resulting from a modification, on the Subservicer's servicing system.

                  (b) Effective as of the related Transfer Date, the Subservicer, assumes and accepts responsibility for providing the services described herein with respect to each Asset; provided, however, that if the Subservicer is making diligent efforts to complete and verify the Servicing File because a Servicing File is not complete or contains incorrect information on the Transfer Date, the Subservicer shall not be responsible for any failure to provide any service hereunder, or for any inaction or any action taken hereunder related to such incompleteness or incorrectness. Exhibit E attached hereto and made a part hereof sets forth the specifications of a complete Servicing File for each type of Asset.

                  (c) The Subservicer shall not be responsible for the payment of Servicing Advances with respect to an Asset unless the Subservicer has been provided with the necessary information to determine the existence, amount and due date of such obligations, in which case the Subservicer shall determine in accordance with Accepted Servicing Practices whether or not to make any such payments within five (5) Business Days after it has been provided with such information. In the case of property taxes and similar items, the Subservicer shall retain a tax service at its expense for all Assets secured by Property within five (5) Business Days of the Transfer Date; provided, however, that the actual tax service contract with respect to each such Asset may not be available for up to thirty (30) days. The Subservicer shall be deemed not to have knowledge of the existence, amount and/or due date of such obligations until two (2) Business Days after receiving the current report with respect to the Property from the tax service retained by the Subservicer. The Subservicer shall take any required action with respect to the information from the tax service within five
         (5) Business Days of such current report. The Subservicer shall be entitled to rely in all respects on any tax service report and shall have no liability to the Owners if a tax sale occurs for which the Subservicer (i) received no notice from the applicable taxing authority, or (ii) received a report from a tax service indicating that the taxes were current. In the event that interest or penalties are incurred with respect to any tax for which the Obligor is not responsible and for which the tax service did not notify the Subservicer of the tax payment, the Subservicer shall file a claim with the tax service provider to obtain the amount of such interest or penalties. With respect to hazard insurance on any Asset secured by Property with improvements, the Subservicer shall seek from the Mortgagor, within ten (10) Business Days of receipt of the request by the Owner that the Asset be added to the Servicing Portfolio, proof of hazard insurance, unless such proof of hazard insurance is included in the Servicing File.

                  (d) Upon reasonable request by the Subservicer, each Owner shall furnish the Subservicer with such limited powers of attorney and other documents prepared by the Subservicer and reasonably satisfactory in form and substance to such Owner as may be necessary or appropriate to enable the Subservicer to liquidate, collect payments against and otherwise service and manage the Assets in accordance with this Agreement. Additionally, the Subservicer may appoint certain designated servicing officers in a writing to an Owner and such designated servicing officers shall be authorized to act on behalf of such Owner hereunder. Such list (or any amended list) designating such servicing officers shall be sufficient so long as it is executed by any officer of the Subservicer. All documents so provided to the Subservicer shall be held in trust by the Subservicer on behalf of such Owner.

                  (e) The Owners agree to cooperate fully with the Subservicer with respect to all reasonable requests made by the Subservicer in connection with this Section 2.1.

                  (f) The Subservicer shall have no obligation or responsibility for preparing or recording mortgage assignments or filing financing statements with respect to any Asset, provided, however, that the Subservicer shall, record mortgage assignments if necessary to service a Mortgage Loan in accordance with this Agreement and shall prepare and file continuation statements and termination statements to original UCC-1 financing statements for Assets for which such original financing statements and filing information are included in the related Asset File. Out-of-pocket costs incurred by the Subservicer in connection with preparing, recording and filing such mortgage assignments and continuation or termination statements shall constitute Servicing Advances for purposes of this Agreement.

                  (g) Notwithstanding any provision in this Agreement to the contrary, the Subservicer shall cause the following Commercial Mortgage Loans to be serviced pursuant to this Agreement by the Commercial Finance Division of the Subservicer unless otherwise agreed by the related Owner and the Subservicer: Commercial Mortgage Loans (i) with an unpaid principal balance as of the Transfer Date of $300,000 or greater, (ii) that are secured by gas stations, dry cleaners and hotels or (iii) that were originated by Old Standard Life Insurance Corporation.

         SECTION 2.2. CUSTODIAL FILES TO BE HELD BY SUBSERVICER.

         The Subservicer agrees to act as Custodian for the Custodial Files relating to the Assets. In such capacity, the Subservicer shall act exclusively as the Custodian for, and the bailee of the related Owners to the extent of their respective interests therein. The Owners shall cause the related Custodial Files to be shipped to the Subservicer no later than the Transfer Date for delivery within five (5) Business Days of such Transfer Date.

         The Subservicer shall retain possession of any Custodial Documents at all times unless (i) the Asset has been liquidated and the Liquidation Proceeds relating to the Asset have been deposited in the Collection Account, (ii) the Custodial Documents have been delivered to an attorney or to a public trustee or other public official as required by law for purposes of initiating or pursuing legal action or other proceedings for the foreclosure, forfeiture or similar action with respect to the related Property or to otherwise pursue a default against an Obligor of an Asset or (iii) the Subservicer returns the Custodial Documents to related Owner or its designee pursuant to the written request of such Owner pursuant to Section 5.3 hereof.

         Custodial Documents held by the Subservicer are and shall be held in trust by the Subservicer for the benefit of the related Owner as the owner thereof and the Subservicer's possession of the Custodial Documents so retained is at the will of such Owner for the sole purpose of servicing the related Asset, and such retention and possession by the Subservicer is in a custodial capacity only. The Custodial Documents with respect to each Asset shall be appropriately marked to clearly reflect the ownership of such Asset by the related Owner. Following the pay-off or final resolution of any Asset, the Subservicer shall return the related Custodial Documents to the respective Owner at Owner's expense.

         SECTION 2.3. SERVICING RESPONSIBILITIES.

         Subject to Accepted Servicing Practices, the Subservicer shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Subject to Section 2.1 and in accordance with Accepted Servicing Practices, in performing its obligations hereunder, the Subservicer shall comply with the following with respect to each Asset, continuously from the date hereof until the date each Asset ceases to be subject to this Agreement. To the extent there is a conflict between the provisions set forth below and the Accepted Servicing Practices, the Accepted Servicing Practices shall control:

                  (a) The Subservicer shall hold all funds received for the Owners hereunder in trust for such Owners in a segregated Collection Account in accordance with all applicable Requirements. Such funds shall be deposited to the Collection Account within one (1) Business Day of receipt. The Collection Account shall be held at the Subservicer, or if it is not held at the Subservicer, then it must be an Eligible Account. In the event the amount held in the Collection Account maintained at the Subservicer, together with the aggregate of all other amounts held in custodial or other accounts (excluding Escrow Accounts) maintained by the Subservicer on behalf of the Owners, exceeds $5 million, the Subservicer shall promptly deposit any excess amounts to another Collection Account not maintained at the Subservicer. Any amounts held in the Collection Account may be, but are not required to be, invested by the Subservicer in Permitted Investments. Any income on the Collection Account shall belong to the Subservicer and may be withdrawn therefrom in accordance with Sections
         6.2 and 6.3. If losses are incurred on investments in the Collection Account, the Subservicer promptly shall deposit, from its own funds without right to reimbursement, the full amount of such losses. The Subservicer shall make remittances from the Collection Account as provided in Sections 6.2 and 6.3. The Subservicer shall hold all funds received to cover Escrow Payments in connection with the Assets in trust for the related Owners and the related Obligor in a segregated Escrow Account (which shall be maintained in accordance with all applicable Requirements and the terms of the Custodial Documents). The Subservicer shall disburse such funds from the appropriate Escrow Accounts as necessary or advisable. The Subservicer shall also be authorized to hold all partial payments and forbearance payments in the Escrow Account and shall not be required to deposit same into the Collection Account nor to remit same to the related Owner until such time as the Subservicer applies such payments to the applicable Asset.

                  (b) The Subservicer shall timely determine the amounts of all required disbursements from the Escrow Accounts and shall make disbursements as they become due. The Subservicer shall also determine whether any delinquency exists in the payment of Escrow Payments and shall use commercially reasonable efforts to cause such deficient amounts to be paid by the Obligor. If there are not sufficient funds in the appropriate Escrow Account to make such payments as they become due, the Subservicer shall advance Escrow Payments unless the Subservicer determines in its reasonable judgment that an advance pursuant to this or any other section will not be ultimately recoverable from late payments, insurance proceeds, Liquidation Proceeds or any other recovery on such Asset or the related Property (a "Non-Recoverable Advance"). If the Subservicer determines that the Escrow Payment would constitute a Non-Recoverable Advance, the Subservicer will not be obligated to make such advance. Any advances made towards Escrow Payments shall be deemed to be Servicing Advances. The Subservicer shall be entitled to reimbursement of all such Servicing Advances as provided in Section 6.2. NOTWITHSTANDING ANY PROVISIONS IN THIS AGREEMENT TO THE CONTRARY, THE SUBSERVICER SHALL HAVE NO LIABILITY FOR ANY LOSSES, PENALTIES OR OTHER ADVERSE CONSEQUENCES RESULTING FROM THE FAILURE OF TAX BILLS OR INSURANCE PREMIUMS BEING PAID WHEN DUE PRIOR TO THE RELATED TRANSFER DATE.

                  (c) The Subservicer shall comply with the provisions of all applicable Contract Requirements, the Requirements and the Custodial Documents relating to the giving of all notices or other communications required to be given by or on behalf of the related Owner to any Mortgage Insurer, title insurer or other insurer or guarantor, as applicable. The Subservicer shall maintain all licenses that are material to servicing the Assets pursuant to this Agreement. Where any applicable Requirement or the Custodial Documents require any notice or other communication to be given to an Obligor, the Subservicer shall, in the absence of instructions to the contrary from the related Owner, give such notice or other communication to the Obligor.

                  (d) In accordance with the Acceptable Servicing Practices, the Subservicer shall advance the payment of property taxes and other similar payments that are not timely paid by an Obligor on the date when such tax or other cost for which such payment is intended is due, in each instance if and to the extent amounts deposited into any related Escrow Account are insufficient to pay such item when due and the related Obligor has failed to pay such item on a timely basis, but the Subservicer shall be required to so advance only to the extent that such Servicing Advances would not be deemed to be a Non-Recoverable Advance. If there is no Escrow Account, the Subservicer will be required to advance such amounts necessary to protect the related Owner's interest in such Mortgaged Property in accordance with Acceptable Servicing Practices. The Subservicer also will be required to make Servicing Advances necessary to protect the related Owner's interest in any REO Property in accordance with Acceptable Servicing Practices. All such Servicing Advances shall be reimbursable to the Subservicer as provided in Section 6.02. Notwithstanding any provision in this Agreement to the contrary, the Subservicer shall not be required to make any Servicing Advance that it deems to be a Non-Recoverable Advance.

                  (e) The Subservicer shall, as a Property Protection Expense if not paid by an Obligor, (i) enforce the Obligor's obligations under the Custodial Documents to cause each Property to be insured against risks, hazards and liabilities as required by all applicable Requirements and the Custodial Documents, in an amount at least equal to the unpaid principal balance of the Asset, and (ii) cause each real estate owned Property to be insured against risks, hazards and liabilities, in an amount which is at least equal to the lesser of (A) the full replacement value of the improvements which are a part of such real estate owned Property, and (B) the outstanding principal balance of the related Asset at the time it became real estate owned Property; such insurance shall be obtained from a financially sound and reputable insurance carrier. The Subservicer shall retain copies of all Hazard Insurance policies or certificates of insurance representing such coverage. The Subservicer shall comply with all of the terms of Mortgage Insurance and guarantees relating to any Asset and shall use its best efforts to maintain such Mortgage Insurance and guarantees in full force and effect provided that the Subservicer has actual knowledge of such insurance or guaranty. In the event of an insured loss with respect to any Property, unless the Subservicer has actual knowledge that the Obligor has filed such a claim with respect to a Property, the Subservicer shall promptly file or cause to be filed a claim on the Hazard Insurance. In the case of a Property, the Subservicer shall apply or disburse all insurance proceeds in accordance with the terms and provisions of the Custodial Documents and all Requirements, and, in the case of a real estate owned Property, the Subservicer shall apply or disburse all insurance proceeds in accordance with the instructions of the related Owner, in each case net of any amounts due to the Subservicer as otherwise provided herein. The Subservicer shall be responsible for submitting a claim under any Mortgage Insurance or other guaranty or insurance on a timely basis provided that the Subservicer has actual knowledge of such insurance or guaranty. Except as otherwise prescribed by Accepted Servicing Practices with respect to any Assets which are not first liens on the related Properties, the Subservicer shall, as a Property Protection Expense and where the Obligor fails or refuses to maintain insurance on the Property in accordance with the applicable Custodial Documents (or to pay escrows sufficient therefor, as the case may be), subject the Properties to the coverage of its "force-placed" hazard insurance policy with such deductible as the Subservicer maintains for similar properties serviced for itself and for others by the Subservicer. The amount of any premiums to the Subservicer resulting from obtaining such coverage shall be treated as a Property Protection Expense hereunder. The related Owner shall be solely responsible for the amount of the deductible in the event of any loss and the Subservicer shall have no liability to such Owner therefor; provided however that the Subservicer will take all reasonable action in accordance with Accepted Servicing Practices to collect such amounts from the Obligor.

                  Subject to the preceding paragraph, the Subservicer shall keep in force during the term of this Agreement a fidelity bond and a policy or policies of insurance covering errors and omissions in the performance of the Subservicer's obligations under this Agreement. Such fidelity bond and policy or policies shall be maintained with recognized insurers and shall be in such form and amount as would permit the Subservicer to be qualified as a FNMA or FHLMC seller-servicer. The Subservicer shall be deemed to have complied with this provision if an affiliate of the Subservicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Subservicer. The Subservicer shall provide Metropolitan, on behalf of the Owners, with a copy of such bond or insurance policy on or prior to the Closing Date and shall provide Metropolitan in the future within a reasonable time of receipt thereof with copies of any material endorsements to any such policy or bond or new or replacement polices or bonds.

                  If life-of-loan flood zone determination tracking exists prior to the Transfer Date and was transferred to the Subservicer with respect to a Mortgage Loan, the Subservicer shall ensure that Flood Insurance is maintained on the related Property that are identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and the flood insurance described below has been made available). Any such Flood Insurance shall meet the current guidelines of the Federal Insurance Administration and shall be with a generally acceptable insurance carrier. If life-of loan flood zone determination tracking has not been transferred to the Subservicer with respect to a Mortgage Loan, the Subservicer shall not have an obligation to track or maintain flood insurance with respect to the related Property.

                  The amount of the Flood Insurance Policy shall equal the greater of (i) the unpaid principal balance of the Asset and (ii) the last known coverage amount maintained with respect to the Property relating to such Asset.

                  (f) The Subservicer shall prepare promptly prepare and deliver each report required by all applicable Requirements including reports to be delivered to all governmental agencies having jurisdiction over the servicing of the Assets and the Escrow Accounts, shall execute such reports or, if the related Owner must execute such reports, shall deliver such reports to such Owner for execution prior to the date on which such reports are due and shall file such reports with the appropriate Persons. The Subservicer shall timely prepare and deliver to the appropriate Persons such Internal Revenue Service forms as is required to service the Assets in accordance with the Accepted Servicing Standards, including but not limited to 1099 int, 1099 misc, 1098, 1099A and 1099C (or any similar replacement, amended or updated Internal Revenue Service forms) that are required with respect to any Asset for the time period such Asset has been serviced by the Subservicer. The related Owner shall be solely responsible for filing any other forms including, without limitation and to the extent applicable, forms 1041 and K-1 or any similar replacement, amended or updated Internal Revenue Service forms. The reports to be provided under this subsection shall cover the period through the end of the month following the termination of this Agreement or, in the case of reports to be sent to the Internal Revenue Service, the end of the calendar year following termination of the Agreement. The Subservicer shall promptly prepare all reports or other information required to respond to any inquiry from or give any necessary instructions to any Mortgage Insurer, provider of Hazard Insurance or other insurer or guarantor, taxing authority, tax servicer, Association or the Obligor.

                  (g) The Subservicer shall maintain such computer systems (hardware and software), experienced staff and facilities as is necessary to service the Assets hereunder.

                  (h) The Subservicer shall hold and be responsible for responding promptly and accurately to all reasonable requests from the related Owner, the Obligor or other Persons for information relating to an Asset or to the Obligor that the Subservicer is required or permitted to disclose to such Person, upon compliance by such Person of any conditions to the release of such information.

                  (i) Following a payment in full of any Asset, the Subservicer shall prepare and cause to be recorded the related instrument of satisfaction or deed of reconveyance.

         SECTION 2.4. COLLECTION AND RESOLUTION ACTIVITIES.

         The Subservicer shall be responsible until the date an Asset ceases to be subject to this Agreement, for using measures consistent with the Contract Requirements, the Requirements, and the Accepted Servicing Practices to attempt to collect delinquent payments on such Asset.

         SECTION 2.5. SERVICING COMPENSATION.

         The Subservicer shall be entitled each month to the Servicing Fee. The Servicing Fee shall not be prorated for any period of less than a full calendar month. In addition, the Subservicer shall be entitled to retain all Ancillary Income. The Subservicer shall not be obligated to deposit any Ancillary Income into the Collection Account. In the event that the Subservicer deposits into the Collection Account any Ancillary Income, the Subservicer may withdraw such amount at any time from the Collection Account, any provision herein to the contrary notwithstanding.

         SECTION 2.6. ADDITIONAL SERVICING PROVISIONS RELATING TO LAND SALE CONTRACTS.

         If an Obligor elects to convert a Land Sale Contract to a mortgage or deed of trust and mortgage note, the Subservicer shall, if the terms of the Land Sale Contract provide for such conversion or if local law requires such conversion prepare a special warranty deed, mortgage note and mortgage or deed of trust, in each case containing the same basic terms as the Land Sale Contract to be converted and in recordable form in the appropriate jurisdiction and complying with any terms specified in the Land Sale Contract, along with a mortgage note. If an Obligor under a Land Sale Contract that does not specifically provide for conversion requests that such Land Sale Contract be converted to a mortgage or deed of trust, the Subservicer shall notify the Owner of such a request. The Owner shall instruct the Subservicer within ten (10) Business Days of its notification of such a request to take certain actions with respect to the request or to forward the request to the Owner for processing by the Owner. In accordance with and subject to Acceptable Servicing Practices and the terms of the related Land Sale Contract, the Subservicer shall seek to have the related Obligor pay any mortgage or transfer recording fees or taxes and other expenses required to be paid in connection with converting such Land Sale Contract to a mortgage loan pursuant to this Section 2.6. In the event the Obligor fails to pay such amounts, the Subservicer shall be reimbursed for such amounts as Property Protection Expenses to the extent paid by the Subservicer.

         Prior to the execution of the mortgage note, mortgage or deed of trust, the Owner shall confirm that the Obligor, the amount of the debt secured by the mortgage or deed of trust, the interest rate on the mortgage note, the schedule of payments and the maturity date of the mortgage note are identical to the corresponding terms of the related Land Sale Contract at the time of conversion.

         SECTION 2.7. WHOLE LOAN TRANSFERS AND SECURITIZATION TRANSFERS.

         The Subservicer and the Owners agree that with respect to some or all of the Assets, one or more Owners may effect one or more Whole Loan Transfers, and/or Securitization Transfers. The Subservicer agrees to cooperate with the Owners in connection with any Whole Loan Transfers or Securitization Transfers, provided that the Subservicer shall be given a reasonable opportunity to review and negotiate in good faith the related servicing agreement and shall not be obligated to enter into any agreement that is not consistent with the terms of this Agreement.

                                   ARTICLE III
                           DEFAULT MANAGEMENT SERVICES

         SECTION 3.1. DEFAULT MANAGEMENT RESPONSIBILITIES.

         Without limiting the generality of Section 2.3, the Subservicer is hereby authorized and empowered by each Owner to take the following actions, without limitation: (i) prepare, execute and deliver, on behalf of an Owner at such Owner's expense, any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on each Property and related collateral; and, at the related Owner's expense (to the extent not paid by the Obligor and, with respect to Commercial Mortgage Loans subject to such Owner's prior approval), modifications, waivers (including, without limitation, waivers of any late payment charge in connection with any delinquent payment on an Asset), consents, amendments, discounted payoff agreements, forbearance agreements, cash management agreements or consents to or with respect to any documents contained in the related Servicing File; and any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other instruments comparable to any of the types of instruments described in this subsection (i), and (ii) institute and prosecute judicial and non-judicial foreclosures, suits on promissory notes, indemnities, guaranties or other Custodial Documents (including, without limitation, suits for collection of monthly rental income under assignments of rents and suits for enforcement of collateral contract obligations), actions for equitable and/or extraordinary relief (including, without limitation, actions for temporary restraining orders, injunctions, and appointment of receivers), suits for waste, fraud, misapplication of rents and any and all other tort, contractual and/or other claims of whatever nature, and to appear in and file on behalf of an Owner such pleadings or documents as may be necessary or advisable in any bankruptcy action, state or federal suit or any other action. The Subservicer shall notify the related Owner regarding any Asset that is proceeding through foreclosure/forfeiture without modification, and the Owner shall have the option to attempt an Asset modification with the related Obligor to the extent permitted by law. All such fees generated in respect of a modification undertaken by the related Owner shall be remitted by the Subservicer to such Owner unless the Subservicer has provided services in connection therewith, in which case the related Owner and the Subservicer shall cooperate in determining the appropriate allocation of such fees. The Subservicer and the Owners agree to cooperate in good faith to effect any Asset modifications desired to be entered into pursuant to this Agreement.

         SECTION 3.2. FORECLOSURE.

         If the Subservicer reasonably determines that foreclosure or forfeiture is appropriate with respect to an Asset (including if it determines that foreclosure/forfeiture is appropriate in conjunction with or as an alternative to collection efforts and default management services hereunder), the Subservicer shall retain an attorney and supervise the conduct of the foreclosure/forfeiture proceeding, provided, however, that the Subservicer shall use its best efforts to notify and consult with the related Owner in the event that the related Obligor has asserted legal defenses based on the enforceability of the related Loan documents and, at such Owner's option upon providing written notice to the Subservicer, the Owner may direct such foreclosure action in those cases where such defenses are raised, provided further that the Owner shall instruct the Subservicer, using the Subservicer's posting instruction form, on the manner in which amounts received in connection with such foreclosure/forfeiture proceedings shall be posted and shall provide the Subservicer with copies of the pleadings, correspondence, environmental reports, appraisals and such other documents to the extent in the Owner's possession that the Subservicer may reasonably need in connection with performing its obligations under this Agreement. If the Owner elects the option of directing a foreclosure action, the Subservicer shall only be responsible for posting funds in accordance with the posting instruction form and loan documents and the Owner shall be responsible for foreclosure bids, environmental reports, appraisals, property inspections and all other usual and customary practices. If the Property is acquired in the foreclosure/forfeiture proceeding, the Subservicer may acquire the Property in the name of the related Owner or its designee, and the Subservicer shall commence providing property management and disposition services as provided in
Section 4.1. Notwithstanding anything to the contrary contained herein, in the event the Subservicer has reasonable cause to believe that a Property is an Environmental Problem Property as described in Section 4.2 hereof, the Subservicer shall notify the related Owner in writing within three (3) Business Days of the Subservicer's discovery of the existence of the Environmental Problem Property, describe such problem, make a recommendation to such Owner regarding handling the Property and carry out the recommendation unless otherwise directed by such Owner in writing within five (5) Business Days after such Owner's receipt (or deemed receipt) of such notice in accordance with the terms and provisions of Section 11.3 below. In no event will the Subservicer be required to acquire record title to an Environmental Problem Property. If the Subservicer elects to proceed with a foreclosure/forfeiture in accordance with the laws of the state where the Property is located, the Subservicer shall not be required to pursue a deficiency judgment against the related Obligor or any other liable party if the laws of the state do not permit such a deficiency judgment after such foreclosure or if the Subservicer determines in its reasonable judgment that the likely recovery if a deficiency judgment is obtained will not be sufficient to warrant the cost, time, expense and/or exposure of pursuing the deficiency judgment. The Subservicer and Owners agree to cooperate in good faith to effectuate the intent of this Section.

         SECTION 3.3. DEED IN LIEU.

         If the Subservicer pursues a deed in lieu of foreclosure pursuant to the authority granted to the Subservicer by the terms and provisions of Section
3.1 above, the Subservicer will retain counsel to prepare appropriate documentation, execute and deliver such documentation on behalf of the related Owner and may enter into an agreement with Obligor regarding payment of any deficiency. The actions described herein shall be taken by the Subservicer in accordance with Accepted Servicing Practices or otherwise with the consent of the related Owner. Title to such Property may be taken in the name of the related Owner or its designee. Notwithstanding anything to the contrary contained herein, in connection with a deed in lieu of foreclosure, in the event the Subservicer has reasonable cause to believe that a Property is an Environmental Problem Property as described in Section 4.2 hereof, the Subservicer shall notify the related Owner in writing within three (3) Business Days of the Subservicer's discovery thereof of the existence of the Environmental Problem Property, describe such problem, make a recommendation to such Owner regarding handling the Property and carry out the recommendation unless otherwise directed by such Owner in writing within five (5) Business Days after such Owner's receipt (or deemed receipt) of such notice in accordance with the terms and provisions of Section 11.3 below. In no event will the Subservicer be required to acquire record title to an Environmental Problem Property. The Subservicer will provide the services described in Section 4.1 with respect to each Property for which a deed in lieu of foreclosure is received by the Subservicer.

         SECTION 3.4. BANKRUPTCY OF OBLIGOR.

         If the Subservicer has actual knowledge that an Obligor is the subject of a proceeding under the Bankruptcy Code or any other similar law, has made an assignment for the benefit of creditors or has had a receiver or custodian appointed for its property, the Subservicer shall retain an attorney to pursue claims to payment on the Asset and, if applicable, foreclosure or begin a forfeiture action on the Property, provided, however, that the Subservicer shall use its best efforts to notify and consult with the related Owner in the event that the related Obligor has asserted legal defenses based on the enforceability of the related Loan documents and, at such Owner's option upon providing written notice to the Subservicer, the Owner may direct such bankruptcy proceeding and related actions in those cases where such defenses are raised, provided further that the Owner shall instruct the Subservicer, using the Subservicer's posting instruction form, on the manner in which amounts received in connection with such bankruptcy proceedings shall be posted and shall provide the Subservicer with copies of the pleadings, correspondence, environmental reports, appraisals and such other documents to the extent in the Owner's possession that the Subservicer may reasonably need in connection with performing its obligations under this Agreement. If the Owner elects the option of directing the bankruptcy proceeding, the Subservicer shall only be responsible for posting funds in accordance with the loan documents and the Subservicer's posting instruction form. If the Property is acquired in an insolvency proceeding, it shall be acquired in the name of the related Owner or its designee. Within three (3) Business Days of the Subservicer's obtaining actual knowledge thereof, the Subservicer shall notify such Owner regarding any Asset the Obligor in respect of which is the subject of a proceeding under the Bankruptcy Code or any other similar law, has made an assignment for the benefit of creditors or has had a receiver or custodian appointed for its property. The Subservicer and Owners agree to cooperate in good faith to effectuate the intent of this Section.

                                   ARTICLE IV
                  PROPERTY MANAGEMENT AND DISPOSITION SERVICES

         SECTION 4.1. PROPERTY MANAGEMENT AND DISPOSITION RESPONSIBILITIES.

         With respect to each Property that is acquired for the benefit of the related Owner, the Subservicer shall, in accordance with Accepted Servicing Practices, provide property management and disposition services with respect to such Property, including analysis of sale and leasing potential of such Property, leasing and collection of rents, property management (including maintenance and repairs to such Property to render it leasable or salable), Escrow Account administration for payment of Escrow Payments and property sales, provided, however, that in the event that any single Property Improvement Expense to be incurred with respect to any individual Property will equal or exceed $10,000, unless previously approved by the Owner pursuant to a property operating plan, the Subservicer shall notify the related Owner and such Owner will review and approve or reject all or part of such expenditure within five
(5) Business

Days of such notice by the Subservicer. An Owner may, in its discretion, participate in the marketing and sales process in respect of any Property acquired on such Owner's behalf, and such Owner may make the determination as to sales price and marketing method and the selection of third-party vendors; provided, that the Subservicer shall have no responsibility or liability with respect to such determination and any third-party vendor selected by an Owner in respect of a Property acquired on such Owner's behalf may be terminated by the Subservicer for cause. Furthermore, an Owner may offer financing to a purchaser of REO Property. Any fees charged by an Owner in connection with the marketing of any REO Property will be remitted to such Owner by the Subservicer from the related sales proceeds to the extent received by the Subservicer. The Subservicer and Owners agree to cooperate in good faith to effectuate the intent of this Section.

         SECTION 4.2. ENVIRONMENTAL PROBLEMS.

         If the Subservicer hereafter becomes aware that a Property is an Environmental Problem Property, the Subservicer will notify the related Owner in writing within three (3) Business Days of the existence of the Environmental Problem Property. Additionally, the Subservicer shall set forth in such notice a description of such problem, a recommendation to the related Owner relating to the proposed action regarding the Environmental Problem Property and the Subservicer shall carry out the recommendation set forth in such notice unless otherwise directed by such Owner in writing within five (5) Business Days after such Owner's receipt (or deemed receipt) of such notice in accordance with the terms and provisions of Section 11.3 below. If the Subservicer has reason to believe that a Property is an Environmental Problem Property (e.g., the Subservicer obtains a broker's price opinion which reveals the potential for such problem), the Subservicer will not accept a deed-in-lieu of foreclosure upon any such Property without first obtaining a preliminary environmental investigation for the Property satisfactory to the related Owner.

                                    ARTICLE V
                              STANDARDS FOR CONDUCT

         SECTION 5.1. STANDARDS OF CARE AND DELEGATION OF DUTIES.

                  (a) The obligation of the Subservicer to perform its duties under this Agreement, including any duty to obtain or verify information, will be satisfied so long as the Subservicer acts in a manner consistent with Accepted Servicing Practices. The Subservicer shall not be responsible for the form, substance, validity, perfection, priority, effectiveness or enforceability of any documents in the Servicing File on the applicable Transfer Date or on the date that it obtains such documents from the Current Subservicer. The Subservicer shall notify the Owner in writing within three (3) Business Days of the Subservicer's discovery thereof of a claim against the substance, validity, perfection, priority, effectiveness or enforceability of any documents in the Servicing File or Custodial File.

                  (b) In the performance of its duties and obligations under this Agreement, the Subservicer may act directly or through agents, subservicers, independent counsel, accountants and other independent professional Persons, or it may delegate the performance of functions and consult with agents, independent counsel and other independent Persons; provided, however, that no such delegation shall relieve the Subservicer from any of its obligations hereunder and any subservicing arrangement shall require the prior consent of the related Owner. Additionally, in the event that the Subservicer believes that it is unable to comply with the requirements of Section 5.1(a) with respect to any particular Asset as a result of the Subservicer's relationship with an Obligor or some other reason which would cause the Subservicer to be in violation of Accepted Servicing Practices, it may enter into a subservicing agreement whereby a subservicer shall perform the Subservicer's duties with respect to such Asset. In such event, so long as such subservicer performs such duties on behalf of the Subservicer, in accordance with the other terms and provisions of this Agreement, then the Subservicer shall be deemed to be in compliance therewith.

                  (c) The Subservicer shall be entitled to rely upon any notice, document, correspondence, request, directives or other communication received by it from an Owner that the Subservicer believes to be genuine and to have been signed or presented by an authorized officer or representative of an Owner, and shall not be obligated to inquire as to the authority or power of any Person so executing or presenting any notice, document, correspondence, request, directive or other communication or as to the truthfulness of any statements therein.

         SECTION 5.2. TRANSACTIONS WITH RELATED PERSONS.

         In carrying out its obligations and duties under this Agreement, the Subservicer may contract with its affiliates, provided that all Persons with whom the Subservicer may contract, enter into arrangements with or otherwise deal with, shall be engaged on a commercially reasonable arm's-length basis and at competitive rates of compensation. Nothing contained in this Agreement will prevent the Subservicer or its affiliates from engaging in other businesses or from acting in a similar capacity for any other Person even though such Person may engage in business activities similar to those of an Owner or its affiliates.

         SECTION 5.3. ACCESS TO RECORDS.

                  (a) To the extent required by this Agreement, the Subservicer will establish and maintain a system of (i) records of operational information relating to the collection of Assets, the conduct of default management services and the administration, management, servicing, repair, maintenance, rental, sale or other disposition of Assets and Properties and (ii) books and accounts, which shall be maintained in accordance with customary business practices, of financial information relating to the Assets and the Properties. Information may be maintained on a computer or electronic system. The Subservicer shall maintain a disaster recovery system with respect to such information.

                  (b) If an Owner provides reasonable prior written notice, such Owner and its respective accountants, regulators, attorneys, agents or designees may, subject to the confidentiality provisions of Section 8.3(d), examine the Subservicer's books and records relating to the Assets during normal business hours of the Subservicer or request that

         Subservicer provide copies of such information to be delivered to Owner, at Owner's cost. Any expenses incurred by any parties conducting such examination shall not be the responsibility of the Subservicer. In addition, the Subservicer shall provide to an Owner any other information, related to the Assets reasonably requested by such Owner in a format reasonably requested by such Owner, provided, however, that such information and format are readily accessible and available to the Subservicer at no added cost to the Subservicer. The Subservicer agrees to reasonably cooperate with any requested audits of the servicing of the Assets by the Owners or their respective insurance or other regulators, provided, however, that the Subservicer shall be compensated for any extraordinary time or document production demands placed on the Subservicer in connection with such audits.

                  (c) Upon the written request by an Owner, the Subservicer shall deliver to such Owner within three (3) Business Days of such written request for a period of not more than twenty (20) Business Days the Servicing File for any Asset; provided however that such 20 day period may be extended for an additional twenty (20) Business Days upon the written request of the Owner. The Owner may on a case-by-case basis specify delivery of a Servicing File within one (1) Business Day in its written request. In addition, upon the written request of the Owner, the Subservicer will fax certain information relating to an Asset that is reasonably available to it, including without limitation documents from the Servicing File to the Owner within one (1) Business Day of such request.

                  (d) The Subservicer shall, to the extent available, provide to Metropolitan, on behalf of the Owners, on-line access to the Subservicer's servicing system for purposes of certain servicing data with respect to the Assets. In addition, in the event the Subservicer images documents contained in the Servicing Files, the Subservicer agrees to make available to the Owners or its designee on-line access to such imaged documents to the extent such access is readily available. The Owners shall be responsible for software and hardware costs necessary for the Owners or its designee to access such on-line information. In no event shall the Subservicer be obligated to make the foregoing on-line access to information available to the extent not permitted by law or otherwise inconsistent with the Servicing Requirements.

         SECTION 5.4. ANNUAL AUDIT.

         On or before April 30 of each year, beginning with April 30, 2002, the Subservicer shall furnish a statement to Metropolitan, on behalf of the Owners, prepared by a firm of independent public accountants (who may also render other services to the Subservicer), which is a member of the American Institute of Certified Public Accountants, to the effect that such firm has examined certain documents and records for the preceding calendar year (or during the period from the date of commencement of such servicer's duties hereunder until the end of such preceding calendar year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Subservicer's overall mortgage loan servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the

Uniform Single Attestation Program for Mortgage Bankers require it to report, in which case such exceptions shall be set forth in such statement. Such report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                                   ARTICLE VI
                        REMITTANCES AND REPORTS TO OWNER

         SECTION 6.1. SERVICING ADVANCES.

         The Subservicer shall make Servicing Advances with respect to the Assets in accordance with this Agreement and Accepted Servicing Practices; provided, however, that the Subservicer shall not be obligated to make any such Servicing Advance if the Subservicer determines in its reasonable judgment that such advance will be a Non-Recoverable Advance. Any advances made towards Escrow Payments, Property Protection Expenses and/or Property Improvement Expenses shall be deemed to be Servicing Advances. The Subservicer shall be entitled to reimbursement of all Servicing Advances made pursuant to this Agreement pursuant to Section 6.2. To the extent that the Subservicer has previously withdrawn funds from the Collection Account to pay for third party costs relating to any Servicing Advances and the Subservicer thereafter recovers cash from the Obligor or any other Persons for such amounts, the Subservicer shall deposit such recovered cash into the Collection Account. The Subservicer shall use reasonable efforts to seek reimbursement from Obligors for Servicing Advances made with respect to the related Assets to the extent permitted under the related Contract Requirements and the Requirements.

         SECTION 6.2. REMITTANCES AND MONTHLY REPORT.

         On each Distribution Date, the Subservicer shall submit to Metropolitan, on behalf of each Owner, a Monthly Report for each Owner in electronic format substantially in the form hereafter mutually agreed upon by Metropolitan on behalf of each Owner, and the Subservicer, which report will include the following, without limitation: (i) all collections of interest and principal (from whatever source) and Prepayment Penalties on the Assets related to such Owner and all collections in respect of the related REO Properties (including sale proceeds and rental payments), if any, during the related Collection Period, (ii) a detailed description of Servicing Fees and Ancillary Fees with respect to the related Assets, (iii) a detailed description of all Servicing Advances with respect to the related Assets incurred during the related Collection Period, (iv) a detailed description of amounts received from Obligors or other Persons in payment of Servicing Advances previously made with respect to the related Assets, (v) all distributions from the Collection Account with respect to the related Assets since the preceding Distribution Date with respect to each Owner, (vi) those Assets with respect to such Owner that are in foreclosure/forfeiture or subject to bankruptcy proceedings and the relevant status date relating to each, (vii) the delinquency status of the Assets related to such Owner, and (viii) those Assets for which an assumption has been processed during the related Collection Period. On each Distribution Date, the Subservicer shall withdraw the Monthly Collection Amount with respect to each Owner from the Collection Account and distribute the amount withdrawn in the following priority:

                  (a) to pay itself (i) the applicable Servicing Fee with respect to the Assets relating to such Owner earned during the related Collection Period, (ii) to pay itself all Ancillary Income with respect to such Assets earned during the related Collection Period (to the extent deposited into the Collection Account) and (iii) any Deboarding Fees pursuant to Section 10.1(c);

                  (b) to reimburse itself for Servicing Fees, Ancillary Income and Deboarding Fees with respect to the Assets relating to such Owner earned during Collection Periods prior to the related Collection Period, to the extent not previously paid or reimbursed;

                  (c) to reimburse itself for unreimbursed Servicing Advances made with respect to the Assets relating to such Owner during the related Collection Period or prior Collection Periods;

                  (d) to reimburse the Subservicer for any expenses incurred by and reimbursable to the Subservicer pursuant to this Agreement, but not including expenses incurred pursuant to Section 8.3; and

                  (e) to each Owner, the amount remaining from the Monthly Collection Amount relating to such Owner after applying amounts pursuant to clauses (a) through (d) above.

         Notwithstanding any provision in this Agreement to the contrary, the Subservicer shall remit the proceeds from any loan liquidations or prepayments in full (net of Servicing Fees and other amounts due the Subservicer with respect to the related Asset) to Metropolitan, on behalf of the related Owner, within five (5) Business Days of receipt by the Subservicer.

         Amounts payable to the Owners pursuant to this Section 6.2 shall be paid by wire transfer in immediately available funds (by 3:00 p.m., eastern time on the day of transfer) to a single account designated by Metropolitan, on behalf of the Owners.

         Notwithstanding any provision in this Agreement to the contrary, Servicing Fees and Ancillary Income received by the Subservicer need not be deposited by the Subservicer in the Collection Account and may be retained by the Subservicer. In addition, prior to remitting amounts to the Collection Account the Subservicer may reimburse itself for Servicing Advances made with respect to a particular Asset to the extent received from the related Obligor or other Persons or from Liquidation Proceeds or proceeds from Mortgage Insurance for the related Asset. In the event the Subservicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision to the contrary notwithstanding.

         Notwithstanding any provision in this Agreement to the contrary, the Subservicer may withdraw at any time from amounts on deposit in the Collection Account amounts necessary to pay or reimburse expenses incurred in connection with clause (g) of the definition of "Property Protection Expenses". If amounts in the Collection Account are not sufficient to pay such expenses, then upon the written request of the Subservicer, the Owner shall fund such shortfall amount in order that such expenses can be paid in a timely manner.

         SECTION 6.3. REMITTANCE UPON TERMINATION.

         Upon the termination of this Agreement, the Subservicer shall withdraw all funds from the Collection Account and shall distribute such funds in the following priority:

                  (a) from amounts in the Collection Account received with respect to the Assets relating to each Owner, to reimburse itself for all unpaid Servicing Fees, Servicing Advances, Ancillary Income and Deboarding Fees with respect to such Assets; and

                  (b) to each Owner the remaining amount in the Collection Account received with respect to the Assets relating to such Owner after applying amounts pursuant to clause (a) above.

         Amounts payable to the Owners shall be paid by wire transfer in immediately available funds (by 3:00 p.m., eastern time on the day of transfer) to a single account designated by Metropolitan, on behalf of the Owners.

         SECTION 6.4. INTEREST ON REMITTANCES. In the event that any remittance required to be made by a date certain by the Subservicer to an Owner pursuant to the terms of this Agreement is not made by such date certain, interest will accrue on the outstanding balance of any such remittance at a rate equal to 2% per annum plus the Prime Rate from the required remittance date to but not including the date of payment. The Subservicer will pay the Owners all accrued and unpaid interest weekly.

         SECTION 6.5. DOCUMENT DEFICIENCIES.

         Within forty-five (45) days following the applicable Transfer Date, the Subservicer shall deliver to Metropolitan, on behalf of the Owners, the list of servicing-related documents which have not been previously delivered to the Subservicer or its designee and shall notify Metropolitan, on behalf of the Owners, or any errors with respect to the reconciliation statement error, (a "Servicing Document Deficiency"). The Subservicer shall not have any responsibility to cure or correct any documentary or collateral defects with respect to any Custodial File, including but not limited to the preparation and recordation of Assignments of Mortgage. However, the Subservicer will not suspend its servicing of any Asset with a Servicing Document Deficiency and will notify Metropolitan, on behalf of the related Owners, of any such Servicing Document Deficiency within five (5) Business Days of Subservicer's determination that servicing of the Asset cannot continue without the missing documentation. In the event that Metropolitan or the related Owner does not cure the Servicing Document Deficiency within ten (10) Business Days of notification, the Subservicer shall attempt to cure such deficiency. Notwithstanding the foregoing, a Servicing Document Deficiency consisting of a mortgage or assignment thereof not being returned from the relevant recording office shall not be deemed to be a deficiency for which servicing shall be suspended with respect to an Asset. In the event that the Subservicer incurs any out-of-pocket costs in attempting to cure or correct such defects, the Subservicer shall be reimbursed for such costs by the related Owner.

                                   ARTICLE VII
                         REPRESENTATIONS AND WARRANTIES

         SECTION 7.1. REPRESENTATIONS AND WARRANTIES OF THE SUBSERVICER.

         The Subservicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to Owners as of the date hereof and each Transfer Date:

                  (a) Organization and Good Standing; Licensing. The Subservicer is a federally chartered savings bank duly organized, validly existing and in good standing under the laws of the United States of America and has the power and authority to own its assets and to transact the business in which it is currently engaged. The Subservicer is duly qualified to do business as a foreign corporation and is in good standing and is duly licensed in each jurisdiction in which the character of the business transacted by it or properties owned, or leased or serviced by it requires such qualification or licensing (except where there is an appropriate statutory exemption applicable to the Subservicer or the failure so to qualify would not have a material adverse effect on the business, properties, assets or financial condition of the Subservicer or any Owner).

                  (b) Authorization: Binding Obligations. The Subservicer has the power and authority to make, execute, deliver and perform this Agreement, including all instruments of transfer to be delivered pursuant to this Agreement, and perform all of the transactions contemplated to be performed by it under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Subservicer enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                  (c) No Consent Required. The Subservicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except such as have been obtained or made or as to which the failure to obtain or make will not materially adversely affect the ability of the Subservicer to perform its obligation hereunder.

                  (d) No Violations. The execution, delivery and performance of this Agreement by the Subservicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Subservicer, except for violations that will not adversely affect the Subservicer's ability to perform its obligations hereunder, or the charter or by-laws of the Subservicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Subservicer is a party or by which the Subservicer may be bound.

                  (e) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending or to the knowledge of the Subservicer threatened, against the Subservicer or any of its properties or with respect to this Agreement, which if adversely determined, would have a material adverse effect on the transactions contemplated by this Agreement.

                  (f) FNMA or FHLMC Approved. The Subservicer is an approved seller/servicer for FNMA or FHLMC in good standing. No event has occurred that would make the Subservicer unable to comply with FNMA or FHLMC eligibility requirements, would require notification to FNMA or FHLMC, or, with notification to FNMA or FHLMC, would result in a breach of the representation made in the preceding sentence.

         SECTION 7.2. REPRESENTATIONS AND WARRANTIES OF THE OWNERS.

         Each Owner, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Subservicer as of the date hereof and each Transfer Date, provided, however, that no Owner makes any such representation or warranty with respect to any other Owner or any other Owner's related Assets:

                  (a) Organization and Good Standing; Licensing. Each Owner is a corporation or insurance corporation, as the case may be, duly organized, validly existing and in good standing under the laws of the state of its organization and has the power and authority to own its assets and to transact the business in which it is currently engaged. Each Owner is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification (except where there is an appropriate statutory exemption applicable to an Owner or the failure so to qualify would not have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of such Owner or the Subservicer).

                  (b) Authorization: Binding Obligations. Each Owner has the power and authority to make, execute, deliver and perform this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) and perform all of the transactions contemplated to be performed by it under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of each Owner enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                  (c) No Consent Required. No Owner is required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except such as have been obtained or made.

                  (d) No Violations. The execution, delivery and performance of this Agreement by each Owner will not violate any provision of any existing law or regulation or any order or decree of any court applicable to such Owner, or constitute a material breach of any mortgage, indenture, contract or other agreement to which such Owner is a party or by which such Owner may be bound.

                  (e) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending or to the knowledge of any Owner threatened, against such Owner or any of its properties or with respect to this Agreement, which if adversely determined would have a material adverse effect on the transactions contemplated by this Agreement.

                  (f) Compliance with Laws. Each Asset has been originated and serviced in compliance with all applicable federal, state and local laws and regulations and consistent with the requirements of the Assets.

                                  ARTICLE VIII
                                 INDEMNIFICATION

         SECTION 8.1. LIABILITIES TO OBLIGORS.

         No liability to any Obligor under any of the Assets arising out of any act or omission to act of any servicer, subservicer, owner, holder or originator of the Assets prior to the applicable Transfer Date is assumed by the Subservicer under or as a result of this Agreement and the transactions contemplated hereby and, to the maximum extent permitted and valid under mandatory provisions of law, the Subservicer expressly disclaims such assumption.

         SECTION 8.2. SUBSERVICER'S INDEMNITY OF THE OWNER.

         (a) The Subservicer shall defend and indemnify each Owner against any and all claims, losses, damages, liabilities, judgments, penalties, fines, forfeitures, reasonable legal fees and expenses, and any and all related costs and/or expenses of litigation, administrative and/or regulatory agency proceedings, and any other costs, fees and expenses, suffered or incurred (excluding, however, punitive damages, exemplary damages and loss of profit damages) by such Owner (each, a "Liability") arising out of or resulting from third party claims or actions that were caused directly by or directly resulted from a breach of any of the Subservicer's representations and warranties contained in this Agreement or the failure of the Subservicer to perform its duties in accordance with the terms of this Agreement. The Subservicer shall not be liable to any Owner, however, with respect to action taken, or for refraining from taking any action, with respect to any Asset at or in conformity with the direction of an Owner, or for any Liability caused by or resulting from a delay occasioned by an Owner's objection to a proposal by the Subservicer hereunder, or for any Liability caused by or resulting from an Owner's breach of a representation or warranty herein or for any Liability incurred by reason of an Owner's willful misfeasance, bad faith or negligence in acting or refraining from acting or any failure of performance or as a result of a breach of any representations, warranties or covenants made by an Owner hereunder. In any event, the Subservicer shall not have any liability or obligations for any actions of any prior servicer, subservicer, originator, holder or owner, or any successor servicer (other than the Subservicer), of the Assets. Notwithstanding any provisions of this Section 8.2 to the contrary, the Subservicer's obligations with respect to holdbacks shall be limited as provided in Section 2.01 (D) of the servicing requirements set forth on Exhibit A.

         (b) It is understood and agreed that during the term of this Agreement the Subservicer and its agents may have access to certain of each Owner's confidential and proprietary information including, without limitation, each Owner's acquisition methods and underwriting standards and procedures, and other proprietary systems and procedures (the "Confidential Information"). The term "Confidential Information" does not include information which becomes generally available to the public other than as a result of disclosure by the Subservicer or its representatives. The Subservicer shall keep confidential and shall not divulge to any party other than an officer or employee or its agents of the Subservicer who has a need to know, without any Owner's prior written consent, any Confidential Information. In the event that the Subservicer is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, it is agreed that the Subservicer will provide an Owner with prompt notice of such request(s) so that such Owner may seek an appropriate protective order and/or waive compliance with the provisions of this subsection, in such Owner's sole and absolute discretion. If, failing the entry of a protective order or the receipt of a waiver hereunder, the Subservicer is, in the opinion of its counsel, compelled to disclose Confidential Information, the Subservicer may disclose that portion of the Confidential Information, which counsel advises that the Subservicer is compelled to disclose and will exercise reasonable efforts to obtain assurance that confidential treatment will be accorded to that portion of the Confidential Information which is being disclosed. The Subservicer acknowledges that an Owner will incur irreparable damage if the Subservicer should breach the terms and provisions of this subsection. Accordingly, if the Subservicer or the Subservicer's directors, officers, employees, invitees, agents or representatives breaches or threatens to breach any of the provisions of this subsection, such Owner shall be entitled, without prejudice, to all the rights and remedies available to it, including a temporary restraining order and an injunction restraining any breach of the provisions of this subsection (without any bond or other security being required therefor).

         SECTION 8.3. OWNERS' INDEMNITY OF THE SUBSERVICER; LIMITATION ON LIABILITY OF THE SUBSERVICER.

                  (a) Each Owner shall defend and indemnify the Subservicer against any Liability arising from (i) third party claims or actions that were caused by or resulted from (A) any actions or omissions in respect of any Asset of any Owner or any prior servicer, subservicer, owner or originator of an Asset and/or (B) taking any action, or refraining from taking any action, with respect to any Asset at or in conformity with this Agreement or the direction of an Owner, and/or
         (ii) any Environmental Liability (as defined in Section 8.3(c) below),
         (iii) any breach by an Owner or an Owner's directors, officers, employees, agents, invitees or representatives of an Owner's obligations under Section 8.3(d) below, and (iv) any Liability relating to the failure or refusal of an Owner or any trustee or custodian in possession of original Custodial Documents to timely provide to the Subservicer the originals of any Custodial Documents in order to allow the Subservicer sufficient time to timely process satisfactions, payoffs and releases.

                  (b) Neither the Subservicer nor any directors, officers, employees or agents of the Subservicer shall be liable to an Owner for any action taken or for refraining from taking any action in good faith pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Subservicer against any liability directly and solely caused by the Subservicer that would otherwise be imposed by reason of the Subservicer's negligence, willful misfeasance or bad faith in the performance of or failure to perform duties hereunder. The Subservicer may rely in good faith on any document of any kind prima facie properly executed and submitted to the Subservicer respecting any matters arising hereunder and shall not be liable for taking any action or refraining from taking any action in good faith reliance thereon, pursuant to this Agreement.

                  (c) The term "Environmental Liability" shall mean any and all claims, losses, damages, liabilities, judgments, penalties, fines, forfeitures, reasonable legal fees and expenses, and any and all related costs and/or expenses of litigation, administrative and/or regulatory agency proceedings, and any other costs, fees and expenses, suffered or incurred by the Subservicer arising out of or resulting from the introduction of such materials on any Property before and/or after the date hereof, including, without limitation, (a) any liability under or on account of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., as the same may be amended from time to time, and/or any other federal or state environmental laws, and specifically including, without limitation, any liability relating to asbestos and asbestos containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification which would, if classified as unusable, be included in the foregoing definition, including the assertion of any lien thereunder, (b) claims brought by third parties for loss or damage incurred or sustained subsequent to the date hereof, and (c) liability with respect to any other matter affecting the Property within the jurisdiction of the federal Environmental Protection Agency or state environmental regulatory agencies pursuant to any state laws, and in the regulations adopted pursuant to any of said laws; provided, however, that the indemnity for Environmental Liability shall not be effective with respect to any liability directly and solely caused by the Subservicer that would otherwise be imposed by reason of the Subservicer's gross negligence, willful misfeasance or bad faith in the performance of or failure to perform duties hereunder.

                  (d) It is understood and agreed that during the term of this Agreement the Owners and their agents may have access to certain of the Subservicer's confidential and proprietary information including, without limitation, the Subservicer's computer systems and models, secure web site, investor reporting systems, default management systems and procedures, and other proprietary systems and procedures (the "Confidential Information"). The term "Confidential Information" does not include information which becomes generally available to the public other than as a result of disclosure by an Owner or its representatives, but shall be deemed not to include the Servicing Fee contained herein (to the extent required to be reflected in an Owner's financial statements) or any document that any Owner must file with securities regulators, but shall include any and all passwords or identification codes, access codes, modem dial-up numbers and similar items. The Owners shall keep confidential and shall not divulge to any party other than an officer, employee or agent of the Owners who has a need to know, without the Subservicer's prior written consent, any Confidential Information. In the event that any Owner is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, it is agreed that such Owner will provide the Subservicer with prompt notice of such request(s) so that the Subservicer may seek an appropriate protective order and/or waive compliance with the provisions of this subsection, in the Subservicer's sole and absolute discretion. If, failing the entry of a protective order or the receipt of a waiver hereunder, the Owner is, in the opinion of its counsel, compelled to disclose Confidential Information, the Owner may disclose that portion of the Confidential Information, which counsel advises that the Owner is compelled to disclose and will exercise reasonable efforts to obtain assurance that confidential treatment will be accorded to that portion of the Confidential Information which is being disclosed. Each Owner acknowledges that the Subservicer will incur irreparable damage if any Owner should breach the terms and provisions of this subsection. Accordingly, if an Owner or an Owner's directors, officers, employees, invitees, agents or representatives breaches or threatens to breach any of the provisions of this subsection, the Subservicer shall be entitled, without prejudice, to all the rights and remedies available to it, including a temporary restraining order and an injunction restraining any breach of the provisions of this subsection (without any bond or other security being required therefor).

         SECTION 8.4. INDEMNIFICATION PROCEDURES.

         If, for so long as this Agreement is in effect, a party entitled to indemnification hereunder ("Indemnified Party") has actual notice or knowledge of any claim or loss for which indemnification by an indemnifying party hereunder ("Indemnifying Party") is asserted, the Indemnified Party shall give to the Indemnifying Party written notice within such time as is reasonable under the circumstances, describing such claim or loss in reasonable detail. In the event that a demand or claim for indemnification is made hereunder with respect to losses the amount or extent of which is not yet known or certain, the notice of demand for indemnification shall so state, and, where practicable, shall include an estimate of the amount of the losses.

                  (a) In the case of actual notice of indemnification hereunder involving any litigation, arbitration, legal or regulatory proceeding, the Indemnifying Party shall have responsibility to, and shall employ counsel reasonably acceptable to the Indemnified Party, and shall assume all expense with respect to, the defense or settlement of such claim; provided however, that:

                           (i) the Indemnified Party shall be entitled to participate in the defense of such claim and to employ counsel at its own expense to assist in the handling of such claim; and

                           (ii) the Indemnifying Party shall obtain the prior written approval of the Indemnified Party before entering into any settlement of such claim or ceasing to defend against such claim if, pursuant to or as a result of such settlement or cessation, (1) injunctive or other relief (excepting the payment of money damages) would be imposed against any Indemnified Party which could materially interfere with the business, operations, assets, conditions (financial or otherwise) or prospects of the Indemnified Party, or (2) the settlement of cessation shall result in an indemnification obligation of the Indemnifying Party that, in the reasonable judgment of the Indemnified Party, cannot be fulfilled by the Indemnifying Party in accordance with the terms of this Agreement. If the Indemnifying Party does not provide to the Indemnified Party, within fifteen (15) days after receipt of a notice of indemnification, a written acknowledgment that the Indemnifying Party shall assume responsibility for the defense or settlement of such claim as provided in this Section 8.4, the Indemnified Party shall have the right to defend and settle the claim in such manner as it may deem appropriate at the cost and expense of the Indemnifying Party, and the Indemnifying Party shall promptly reimburse the Indemnified Party therefor in accordance with this Agreement.

         SECTION 8.5. OPERATION OF INDEMNITIES.

         If any Person has made any indemnity payments to any other Person pursuant to this Article VIII and such other Person thereafter collects any of such amounts from others, such other Person will repay such amounts collected, together with any interest collected thereon. The provisions of this Article VIII shall survive any termination of this Agreement, the liquidation of any Asset, or the transfer or assignment by an Owner to another Person of any Asset or any interest in any Asset.

                                   ARTICLE IX
                                     DEFAULT

         SECTION 9.1. EVENTS OF DEFAULT.

         The following shall constitute "Subservicer Events of Default" hereunder by the Subservicer:

                  (a) any failure by the Subservicer to make any deposit or payment, or to remit any payment (including a Servicing Advance required to be made pursuant to this Agreement), required to be made under the terms of this Agreement which continues unremedied for a period of three (3) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Subservicer by an Owner; or

                  (b) failure on the part of the Subservicer duly to observe or perform in any material respect any other of the representations, warranties, covenants or agreements on the part of the Subservicer set forth in this Agreement which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Subservicer by an Owner; or

                  (c) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Subservicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

                  (d) the Subservicer shall consent to the appointment of a trustee, conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Subservicer or of or relating to all or substantially all of the property of the Subservicer; or

                  (e) the Subservicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations or take any action in furtherance of the foregoing; or

                  (f) the Subservicer assigns or attempts to assign its rights to the servicing compensation hereunder or attempts to assign this Agreement or the servicing responsibilities hereunder without the consent of the Owners except as otherwise expressly permitted by the other terms and provisions of this Agreement.

         SECTION 9.2. EFFECT OF TRANSFER.

         After the effective date of the termination of servicing duties pursuant to Section 10.1, the Subservicer shall have no further obligations hereunder other than under Article VIII or Article X.

                                    ARTICLE X
                                      TERM

         SECTION 10.1. TERM OF AGREEMENT.

                  (a) This Agreement shall terminate upon the distribution of the final payment of Liquidation Proceeds on the last Asset subject to this Agreement.

                  (b) If the Subservicer fails to perform any of its obligations which would result, after expiration of the applicable notice and cure or grace period (if applicable), in a Subservicer Event of Default hereunder, the Owners may terminate this Agreement by written notice to the Subservicer, specifying the effective date of such termination and instructions with respect to the Servicing Files and Custodial Files. The Subservicer shall do all things necessary or appropriate to effect the purposes of such termination and the transfer of servicing, including payment of all of its costs and expenses related to the transfer of servicing. On or after the receipt by the Subservicer of such written notice, all authority and power of the Subservicer under this Agreement with respect to the Assets shall terminate effective as of the date specified in such written notice. If the Subservicer fails to perform any of its obligations which would result, after expiration of the applicable notice and cure or grace period (if applicable), in a Subservicer Event of Default hereunder, the Owners may also pursue whatever rights it may have at law or in equity to damages, including injunctive relief and specific performance.

                  (c) This Agreement also may be terminated by an Owner with respect to one or more Assets at its election without cause at any time upon sixty (60) days' prior written notice for any reason; provided, however, that such Owner shall pay the Subservicer the related Deboarding Fee and any related out-of-pocket servicing transfer costs. The Deboarding Fee shall be waived in the event the subject Assets are subject to a Whole Loan Transfer or a Securitization Transfer and the Subservicer or one of its affiliates becomes the servicer of the Assets under such transfer, provided that in such transfer the Subservicer reasonably approves any new servicing agreement to be entered into. No Deboarding Fee will be required if an Owner terminates the Subservicer in connection with a Subservicer Event of Default.

         SECTION 10.2. TRANSFERS OF SERVICING.

         Except as provided in this Agreement, the Subservicer shall not pledge or assign this Agreement or its rights to the Servicing Fee or transfer the servicing hereunder or delegate its rights or duties hereunder without the prior written approval of each Owner.

         SECTION 10.3. SUBSERVICER NOT TO RESIGN.

         The Subservicer shall not resign from the obligations and duties imposed on the Subservicer by this Agreement, except (i) by mutual consent of the Subservicer and each Owner, (ii) upon a material breach of an Owner's obligations hereunder or, (iii) upon the determination that the Subservicer's duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Subservicer. Any determination under clause
(iii) above shall be evidenced by an opinion of counsel to such effect delivered to each Owner in form and substance reasonably acceptable to the Owners. No resignation shall become effective until the Owners or their designee shall have assumed the Subservicer's responsibilities and obligations hereunder.

         SECTION 10.4. SUCCESSOR SUBSERVICER.

         If any successor servicer succeeds to the obligations of the Subservicer after a termination pursuant to Sections 10.1 or 10.3 above, the successor servicer, to the extent necessary to permit the successor servicer to carry out the provisions of the terms hereof and without act or deed on the part of the successor servicer, shall succeed to all of the rights and obligations of the Subservicer under any servicing agreement entered into pursuant to Section 5.1(b), except that in the event of a Subservicer Event of Default or resignation or termination at the option of the Subservicer, such servicing agreements may be terminated or cancelled upon the request of the successor subservicer and any termination fees will be borne by the Subservicer. In such event, the successor servicer shall be deemed to have assumed all of the Subservicer's interest therein and to have replaced the Subservicer as a party to such servicing agreement to the same extent as if such servicing agreement had been assigned to the successor servicer, except that the Subservicer, as applicable, shall not have any liability or obligation under such servicing agreement in respect of events that occur after such succession unless so provided in such servicing agreement or unless such events arise out of actions or events that occurred prior to such succession. In the event that the successor servicer assumes the servicing obligations of the Subservicer, upon request of the successor servicer, the Subservicer, shall at its own expense (if the transfer of servicing is occasioned by a Subservicer Event of Default or the resignation of the Subservicer pursuant to clause (iii) of Section 10.3 or is at the option of the Subservicer pursuant to Section 10.1(d)) or at the related Owner's expense (if the transfer is occasioned by the resignation of the Subservicer pursuant to clauses (i) and (ii) of Section 10.3 or is at the option of the related Owner pursuant to Section 10.1(c)) deliver to the successor servicer (as the case may
be) all documents and records relating to this Agreement and the Assets then being serviced thereunder and an accounting of amounts collected and held by it, if any, and will otherwise use its best efforts to effect the orderly and efficient transfer of any servicing agreement to the successor servicer.

                                   ARTICLE XI
                                  MISCELLANEOUS

         SECTION 11.1. SUCCESSORS AND ASSIGNS; NO THIRD PARTY BENEFICIARIES.

         This Agreement will inure to the benefit of and be binding upon the parties hereto and their successors and permitted assigns. This Agreement may not be assigned by either party without the written consent of the other party, subject to the provisions of Sections 10.2 and 10.3 hereinabove. This Agreement is not intended to confer on any person other than the parties hereto and their successors and assigns any rights, obligations, remedies or liabilities.

         SECTION 11.2. CHOICE OF LAW.

         This Agreement is made under and shall be governed by and construed under the laws of the State of New York.

         SECTION 11.3. NOTICES.

         All notices and other communications hereunder shall be in writing and shall be deemed given and received: (a) upon receipt if delivered personally (unless subject to clause (b)) or if mailed by registered or certified mail return receipt requested, postage prepaid five (5) Business Days after deposit in the U.S. Mail; (b) at 5:00 p.m. local time on the business day after dispatch if sent by a nationally recognized overnight courier; or (c) upon the completion of transmission (which is confirmed by telephone or by a statement generated by the transmitting machine) if transmitted by telecopy or other means of facsimile which provides immediate or near immediate transmission to compatible equipment in the possession of the recipient, in any case to the parties at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as will be specified by like notice):

         if to the Subservicer:

                  Ocwen Federal Bank FSB
                  The Forum, Suite 1002
                  1675 Palm Beach Lakes Boulevard
                  West Palm Beach, FL  33401
                  Attention:  Secretary
                  Facsimile Number:  (561) 682-8177
                  Confirmation Number:  (561) 682-8517

                  If to the Owners:

                  [Name of the Owner]
                  c/o Metropolitan Mortgage & Services Co., Inc.
                  601 West First Avenue
                  Spokane, Washington 99201
                  Attention: Legal Department
                  Facsimile Number:  (509) 835-2758
                  Confirmation Number:  (509) 838-3111

         Any change of address must be in writing.

         SECTION 11.4. ENTIRE AGREEMENT; AMENDMENTS; WAIVERS.

         This Agreement constitutes the entire agreement between the parties with respect to the transactions contemplated hereby and supersedes all prior agreements (or contemporaneous oral agreements) of the parties with respect thereto. This Agreement may be amended only in writing signed by each of the parties hereto. Each of the Subservicer or the Owners may, by written notice to the other, extend the time for or waive the performance of any of the obligations of such other hereunder. The waiver by any party hereto of a breach of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach. No delay, omission or act by a party shall be deemed a waiver of such party's rights, powers or remedies. No course of dealing between the parties hereto shall operate as a waiver of any provision hereof.

         SECTION 11.5. NO JOINT VENTURE; LIMITED AGENCY.

         The services provided by the Subservicer are in each case those of an independent contractor providing a service. Nothing contained in this Agreement:
(i) shall constitute the Subservicer and the Owners as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on the Subservicer or the Owners or (iii) shall, except as otherwise expressly provided in this Agreement as to the Subservicer, constitute a general or limited agency or be deemed to confer on it any express, implied or apparent authority to incur any obligation or liability on behalf of the other.

         SECTION 11.6. SEVERABILITY; INTERPRETATION.

         If any provision hereof is invalid, illegal or unenforceable, the remaining provisions shall not be affected or impaired thereby. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other authority by reason of such party having or being deemed to have structured, dictated or drafted such provision. The parties hereto acknowledge that no other agreement entered into by the Subservicer for the provision of servicing, default management services and property management and disposition services shall be used or referred to in construing the provisions of this Agreement.

         SECTION 11.7. COUNTERPARTS.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         SECTION 11.8. WAIVER OF JURY TRIAL.

         EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

         SECTION 11.9. LIMITATION OF DAMAGES.

         NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE PARTIES AGREE THAT NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT OR ANY OTHER LEGAL OR EQUITABLE PRINCIPLE.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto effective as of the date first written above.

                               OWNERS:

                               METWEST MORTGAGE SERVICES, INC.

                               By: /s/ Reuel Swanson
                                   -------------------------------------

                               Name: Reuel Swanson
                                     -----------------------------------

                               Title: Secretary and Treasurer
                                      ----------------------------------


                               METROPOLITAN MORTGAGE &
                               SECURITIES CO., INC.

                               By: /s/ C. Paul Sandifur, Jr.
                                   -------------------------------------

                               Name: C. Paul Sandifur, Jr.
                                     -----------------------------------

                               Title: President and Chief Executive Officer
                                      ----------------------------------

                               WESTERN UNITED LIFE ASSURANCE
                               COMPANY

                               By: /s/ C. Paul Sandifur, Jr.
                                   -----------------------------------------

                               Name: C. Paul Sandifur, Jr.
                                     ---------------------------------------

                               Title: President and Chief Executive Officer
                                      --------------------------------------

                               SUMMIT SECURITIES, INC.

                               By: /s/ Tom Turner
                                   -----------------------------------------

                               Name: Tom Turner
                                     ---------------------------------------

                               Title: President
                                      --------------------------------------

                               OLD STANDARD LIFE
                               INSURANCE COMPANY

                               By: /s/ Tom Turner
                                   -----------------------------------------

                               Name: Tom Turner
                                     ---------------------------------------

                               Title: Vice President
                                      --------------------------------------

                               OLD WEST ANNUITY & LIFE
                               INSURANCE COMPANY

                               By: /s/ Tom Turner
                                   -----------------------------------------

                               Name: Tom Turner
                                     ---------------------------------------

                               Title: Vice President
                                      --------------------------------------



                               SERVICER:

                               OCWEN FEDERAL BANK FSB

                               By: /s/ Richard Delgado
                                   -----------------------------------------

                               Name: Richard Delgado
                                     ---------------------------------------

                               Title: Vice President
                                      --------------------------------------

                                    EXHIBIT A

                        ADDITIONAL SERVICING REQUIREMENTS

ARTICLE I.            INTRODUCTION...............................................................................4

ARTICLE II.           GENERAL SERVICING REQUIREMENTS.............................................................5

         SECTION 2.01          HOLDBACKS.........................................................................5
         SECTION 2.02          COLLECTION OF REIMBURSABLE SERVICING ADVANCES IN EXCESS OF $2,500.................7
         SECTION 2.03          ASSUMPTION PROCESSING FOR MORTGAGE LOANS..........................................7
         SECTION 2.04          MORTGAGE LOAN DEFAULT MANAGEMENT..................................................7
         SECTION 2.05          BALLOON MORTGAGE LOAN REQUIREMENTS................................................8

ARTICLE III.          LOTTERY, ANNUITY, STRUCTURED SETTLEMENT, AND MISCELLANEOUS CASH FLOW ASSETS...............10

         SECTION 3.01.         LOAN BOARDING REQUIREMENTS.......................................................10
                  (A)      Customer Relationships...............................................................10
                  (B)      Non-standard data entry fields.......................................................11
         SECTION 3.02          CUSTOMER SERVICE/CUSTOMER RELATIONS..............................................11
                  (A)      Outbound Welcome Call Campaign.......................................................11
                  (B)      Payment Processing...................................................................11
                  (C)      Advances.............................................................................13
                  (D)      Annual Statements (Taxes)............................................................13
                  (E)      Payoff Processing....................................................................13
                  (F)      Reconveyance/Satisfaction............................................................13
                  (G)      Other Customer Service/Customer Relations............................................14
         SECTION 3.03          PERFORMING COLLECTIONS...........................................................14
                  (A)      Customer contact.....................................................................14
                  (B)      Collections timeline requirements....................................................14
                  (C)      Available remedies; Owner involvement................................................15
         SECTION 3.04          NON-PERFORMING COLLECTIONS.......................................................15

ARTICLE IV.           PERSONAL LOANS............................................................................17

         SECTION 4.01          CUSTOMER SERVICE/CUSTOMER RELATIONS..............................................17
                  (A)      Outbound Welcome Call Campaign.......................................................17
                  (B)      Payment Processing...................................................................17
                  (C)      Reconveyance/Satisfaction............................................................17
                  (D)      Other Customer Service/Customer Relations............................................17
         SECTION 4.02          PERFORMING COLLECTIONS...........................................................17

ARTICLE V.            TIMESHARE PRODUCTS........................................................................18

         SECTION 5.01          CUSTOMER SERVICE/CUSTOMER RELATIONS..............................................18
                  (A)      Payment Processing...................................................................18
                  (B)      Payoff Processing....................................................................18
                  (C)      Reconveyance/Satisfaction............................................................18
         SECTION 5.02          NON-PERFORMING COLLECTIONS.......................................................18
         SECTION 5.03          DEFAULT DISPOSITION..............................................................19

ARTICLE VI.           FARM SUBSIDY PRODUCTS.....................................................................20


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

         SECTION 6.01          LOAN BOARDING REQUIREMENTS.......................................................20
                  (A)      Customer Relationships...............................................................20
                  (B)      Non-standard data entry fields.......................................................20
         SECTION 6.02          CUSTOMER SERVICE/CUSTOMER RELATIONS..............................................20
                  (A)      Outbound Welcome Call Campaign.......................................................20
                  (B)      Payment Processing...................................................................21
                  (C)      Payoff Processing....................................................................21
                  (D)      Reconveyance/Satisfaction............................................................21
         SECTION 6.03          PERFORMING COLLECTIONS...........................................................22
         SECTION 6.04          NON-PERFORMING COLLECTIONS.......................................................22

ARTICLE VII.          CONNECTICUT TAX LIENS.....................................................................23

         SECTION 7.01          CUSTOMER SERVICE/CUSTOMER RELATIONS..............................................23
                  (A)      Outbound Welcome Call Campaign.......................................................23
                  (B)      Payoff Processing....................................................................23

ARTICLE VIII.         OUTSIDE SERVICED REAL ESTATE LOANS........................................................24

         SECTION 8.01          PRIVATE LABEL REQUIREMENTS.......................................................24
         SECTION 8.02          LOAN BOARDING REQUIREMENTS.......................................................24
                  (A)      Customer Relationships...............................................................24
                  (B)      Non-standard data entry fields.......................................................24
         SECTION 8.03          CUSTOMER SERVICE/CUSTOMER RELATIONS..............................................25
                  (A)      Outbound Welcome Call Campaign.......................................................25
                  (B)      Payment Processing...................................................................25
                  (C)      Escrow/Impounds......................................................................25
                  (D)      Advances.............................................................................25
                  (E)      Research.............................................................................26
                  (F)      Annual Statements (taxes)............................................................26
                  (G)      Payoff Processing....................................................................26
                  (H)      Reconveyance/Satisfaction............................................................27
                  (I)      Other Customer Service/Customer Relations............................................27
         SECTION 8.04          PERFORMING COLLECTIONS...........................................................27
                  (A)      Customer contact.....................................................................27
                  (B)      Collections timeline requirements....................................................27
                  (C)      Available remedies; Owner involvement................................................28
                  (D)      Notification requirements............................................................28
         SECTION 8.05          NON-PERFORMING COLLECTIONS.......................................................28
                  (A)      Collections timeline requirements....................................................28
                  (B)      Available remedies; payment plans, litigation, Metro involvement.....................28
                  (C)      Loan Resolution restrictions/opportunities...........................................28
                  (D)      Default Disposition..................................................................28

ARTICLE IX.           PARTIAL, REVERSE PARTIAL, SPLIT DISBURSEMENT AND FRACTIONAL ASSETS........................30

         SECTION 9.01          PRODUCT TYPE EXAMPLES............................................................31
         SECTION 9.02          PRIVATE LABEL REQUIREMENTS.......................................................31


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

         SECTION 9.03          LOAN BOARDING REQUIREMENTS.......................................................32
                  (A)      Customer Relationships...............................................................32
                  (B)      Non-standard data entry fields.......................................................33
         SECTION 9.04          CUSTOMER SERVICE/CUSTOMER RELATIONS..............................................33
                  (A)      Outbound Welcome Call Campaign.......................................................33
                  (B)      Inbound Calls/Written Requests for Account Inquiry...................................33
                  (C)      Payment Processing...................................................................34
                  (D)      Escrow/Impounds......................................................................36
                  (E)      Advances.............................................................................36
                  (F)      Annual Statements (taxes)............................................................36
                  (G)      Payoff Processing....................................................................37
                  (H)      Reconveyance/Satisfaction............................................................38
         SECTION 9.05          PERFORMING COLLECTIONS...........................................................38
                  (A)      Customer contact.....................................................................38
                  (B)      Collections timeline requirements....................................................38
                  (C)      Available remedies; Owner involvement................................................39
         SECTION 9.06          NON-PERFORMING COLLECTIONS.......................................................39
                  (A)      Collections timeline requirements....................................................39
                  (B)      Available remedies; Owner involvement................................................39
         SECTION 9.07          DEFAULT DISPOSITION..............................................................40

ARTICLE X.            OLD STANDARD LIFE INSURANCE COMPANY COMMERCIAL REAL ESTATE ASSETS (OSL COMMERCIAL)........41

         SECTION 10.01         PAYOFF PROCESSING................................................................41
         SECTION 10.02         NON-PERFORMING COLLECTIONS.......................................................41
         SECTION 10.03         REO MANAGEMENT...................................................................41



                                   ATTACHMENTS

1.       Product Type Reference
2.       Balloon Mortgage Notification
3. Lottery, Annuity, Structured Settlement, and Miscellaneous Cash Flow payoff satisfaction notice to Original Beneficiary
4.       Farm Subsidy payoff satisfaction notice to county recording office
5.       Farm Subsidy payoff satisfaction notice to FSA Office
6.       Farm Subsidy payoff satisfaction notice to farm Producer/Operator
7. Example of Full Payoffs of Partials, Reverse Partials, Split Disbursement, and Partial Fractionals prior to termination of pass through period or termination of Owner's interest
8.       Remaindermen delinquency notification
9.       Remaindermen modification notification
10.      Form of data to Servicer Commercial Finance Division.



                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement
                                                                    Page 3 of 59

ARTICLE I. INTRODUCTION

The contents of this Exhibit apply to Assets being serviced pursuant to the Flow Agreement for which the Owner requires the Sub-Servicer (hereinafter referred to as the "Servicer") to follow certain servicing practices that may be outside the Servicer's historical experience or for which the Servicer does not currently provide for other similar Assets.

Throughout this Exhibit, certain Assets are referred to by their common name used by the Owner. A Product Type Reference is provided at Attachment 1 for the Servicer to cross-reference these common names to the Owner's servicing system coding values. The basis for much of these required servicing practices are defined in the applicable Contractual Requirements, the documents for which may be found in the Servicing Files.

For any aspects of Accepted Servicing Practices not directly addressed in this Exhibit, the Servicer will service in accordance with the terms of the Flow Agreement.

For purposes of this Exhibit, the phrase "at Owner's expense" shall relate to all out of pocket third party expenses incurred by Servicer in connection with the related action.


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement
                                                                    Page 4 of 59

ARTICLE II. GENERAL SERVICING REQUIREMENTS

DESCRIPTION:

These requirements apply to more than one general Asset category. Requirements unique to one Asset classification are addressed at other sections of this Exhibit.


SECTION 2.01. HOLDBACKS

     (A) A payment holdback represents the next due and any overdue installments on the loan at the time of loan acquisition and may exist on Mortgage Loans and other Assets such as Structured Settlement and Annuity products. Generally, these are withheld from the proceeds of the party from whom the Owner purchased a beneficial interest in the applicable security instrument ("Seller"), although they may have been withheld from the broker associated with the transaction. These holdbacks ensure that the first payment(s) are directed to the appropriate party. For specific holdback provisions of individual loans, refer to the applicable Receivable Purchase & Sale Agreement (RPSA) or Special Holdback Agreement found in the Servicing File. The Commercial servicing system does not have the ability to track holdbacks because it will cause the holdbacks to appear on borrower history. The Commercial Finance Division of Servicer will track holdbacks on Commercial Mortgage Loans on spreadsheets.

     (B) Owner shall provide Servicer with an accounting as to which holdback payments have been received as of the date of the servicing transfer.

     (C) The following are general practices regarding treatment of holdbacks, and the Servicer is required to develop processes to provide for similar treatment:

                  (1) Specific servicing system fields must be available to provide status of all holdbacks for individual loans, to include:

                               (a)   Payment due date for which holdback applies

                               (b) Amount of total holdback remaining for each loan

                               (c) Party to whom holdback will be disbursed; e.g. "Seller", "Broker".

                  (2) As each holdback is cleared from each loan, the holdback tracking fields will be cleared to indicate disbursement of the holdback has been resolved.

                  (3) If the Servicer receives a scheduled loan payment for which there is an associated holdback, disbursement of those holdback funds must be made to the appropriate party within 30 days.


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

                  (4) If the Servicer determines the scheduled loan payment for which there is an associated holdback was directed to another party, e.g. borrower sent the next payment due on loan to the Seller rather than the Servicer, the Servicer must first verify payment was received by the party to whom borrower sent such payment. Sufficient verification includes, verbal statement by party to whom payment was sent confirming receipt of payment, or proof provided by borrower that the payment was sent to the appropriate party by form of copy of the front and back of cleared payment check. Upon verification of receipt of payment to the appropriate party, the Servicer will apply the holdback amount as a scheduled payment to the loan within five (5) Business Days of verification.

                  (5) In the case of a first payment default, should 90 days elapse from loan document recording and neither the Seller, Broker, or Servicer has received the payment for which there is an associated holdback, the Servicer will notify the Owner for instructions on remitting holdback.

                  (6) If the Servicer modifies the loan or executes any other form of workout that eliminates or capitalizes to principal balance the payment installments for which there is an associated holdback, such holdback will be forfeited, to the extent such forfeiture is permitted by the applicable RPSA, and the Servicer will notify the Owner for instructions on remitting holdback.

                  (7) The Owner has established some accounts with holdbacks for reasons other than to ensure payment of a scheduled loan payment. such as for delinquent taxes. For any inquiries by any interested parties to the loan regarding these "special" holdbacks, the Servicer will notify the Owner who will provide the Servicer with instructions for further action.

     (D) In the event the Servicer discovers or has been notified that a holdback has been incorrectly applied or remitted to the wrong party, the Servicer shall use reasonable efforts to recover such holdback and apply or remit such holdback in the correct manner. Notwithstanding any provisions in these Servicing Requirements or in the Flow Agreement to the contrary, the Servicer shall not have any responsibility or liability for holdbacks that are incorrectly applied or remitted unless the Servicer acted in bad faith, was grossly negligent in the performance of its obligations or failed to attempt to verify a payment in accordance with Section 2.01(C)(4) above. The Owner agrees to cooperate with the Servicer to provide appropriate information and direction regarding the application and remittances of holdbacks and the recovery of holdbacks that have been remitted to the incorrect person. The Servicer shall be entitled to rely on the information and direction provided by the Owner with respect to holdbacks.



                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

SECTION 2.02. COLLECTION OF REIMBURSABLE SERVICING ADVANCES IN EXCESS OF $2,500

     (A) For all loans where reimbursable Servicing Advances exceed $2,500, the Servicer will contact the Obligor to attempt payment arrangements to satisfy payment of such Servicing Advances. Attempts to collect these amounts will be accomplished on both delinquent and non-delinquent Assets.

     (B) In the event collection efforts do not result in full payment of the advances within 90 days of the incurred expense, the Servicer will initiate foreclosure action, subject to provisions allowed by the applicable security instrument. The Servicer will continue attempts at other workout options with the Obligor during the foreclosure process.


SECTION 2.03. ASSUMPTION PROCESSING FOR MORTGAGE LOANS

     (A) For all assumption requests made by the Obligor for loans not fully assumable without restriction by the applicable security instrument, e.g. mortgage contains a "Due on Sale" clause or "Written Consent Required" clause, the Servicer will forward request to the Owner for approval decision. If the Owner approves the assumption request, the Servicer will execute all necessary documents and notifications.

     (B) In the event of the Obligor executing an assumption without the Servicer's or the Owner's approval, the Servicer will continue to hold the original Obligor liable for payment of the Owner's Asset balance until such time as the Obligor requests a release of liability. All release of liability requests, regardless of whether or not related to an assumption, must be approved by the Owner. If the Owner approves the release of liability request, the Servicer will execute all necessary documents and notifications at Owner's expense.


SECTION 2.04. MORTGAGE LOAN DEFAULT MANAGEMENT

     (A) Except where otherwise specified in this Exhibit, the Servicer will follow these practices regarding the collection and resolution of delinquent Mortgage Loans:

                  (1) For loans less than 90 days delinquent, the Servicer will service according to Accepted Servicing Practices.

                  (2) At no later than 90 days delinquent or upon expiration of required notices of deferral sent in
                           Section 2.04(A)(1) above, the Servicer will initiate foreclosure/forfeiture action upon the loan and follow all Accepted Servicing Practices for resolution and disposition, to include, but not limited to, referring the loan to the Servicer's Loan Resolution Center to pursue customary alternatives to foreclosure, except for Balloon Mortgage


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

                           Loans as provided for in Sec. 2.05(C) below, referring the loan to the Servicer's Loan Resolution Center.

     (B) Any property market valuation used for any loan resolution purpose, to include analysis of alternatives to foreclosure and establishing the foreclosure sale bid, that does not exceed the greater of (i) 75% of the Owner's current market valuation at the time of Transfer Date or (ii) the Owner's current market valuation at the time of Transfer Date less $15,000, must be approved by the Owner prior to use for such loan resolution purpose.

              If the Owner does not approve of the Servicer-provided market valuation, the Owner may exercise the option to require an alternative vendor source for valuation or may provide the Servicer with a market valuation as determined by the Owner.

     (C) The Servicer's authority to approve loan resolution actions as alternatives to foreclosure/forfeiture shall be limited to alternatives with a net present value of Owner's interest that either (i) equal or exceed the net present value of the foreclosure/forfeiture action, or (ii) exceed the greater of 90% of the net present value of the foreclosure/forfeiture action or $10,000 less than the net present value of the foreclosure/forfeiture action. Any other alternatives recommended by the Servicer must be forwarded to the Owner for review and approval.


SECTION 2.05. BALLOON MORTGAGE LOAN REQUIREMENTS

     (A) At no later than 110 days prior to the Maturity Date of any Balloon Mortgage Loan, the Servicer will send a letter to the Obligor, the form of which is at Attachment 2, as notification of the Maturity Date and of possible options available for disposition of the Balloon Payment.

     (B) For any requests received from the Obligor relating to disposition of the Balloon Payment on a Balloon Loan less than 60 days delinquent, the Servicer will forward such request to the Owner.

              If the Owner exercises the option to negotiate a disposition of the Balloon Payment with the borrower, the treatment of all fees generated by the Owner and all costs incurred by the Servicer related to executing the Balloon Payment disposition will be handled in accordance with the general provisions of Sec. 3.1 of the Flow Agreement. If the Owner approves the disposition of a Balloon, the Servicer will execute all necessary documents and notifications at Owner's expense.

     (C) At no later than 60 days delinquent, the Servicer will notify the Owner of the delinquency status of any Balloon Loan, for possible loan resolution actions by the Owner, to include balloon eliminations or balloon forbearances.


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

              If the Owner exercises the option to negotiate a loan resolution alternative with the borrower, the treatment of all fees generated by the Owner and all costs incurred by the Servicer related to executing the loan resolution alternative will be handled in accordance with the general provisions of Sec. 3.1 of the Flow Agreement. If the Owner approves the disposition of a Balloon, the Servicer will execute all necessary documents and notifications at Owner's expense.

     (D) At no later than 90 days delinquent, if the Owner has not exercised the option to negotiate a loan resolution alternative with the borrower, the Servicer will refer the loan to the Servicer's Loan Resolution Center to pursue customary alternatives to foreclosure. With respect to loans serviced by Servicer's Commercial Finance Division, the assigned Non-Performing Asset Manager will pursue customary alternative to foreclosure.



                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

ARTICLE III. LOTTERY, ANNUITY, STRUCTURED SETTLEMENT, AND MISCELLANEOUS CASH FLOW ASSETS

DESCRIPTION:

     (A) Lottery winnings represent a series of payments from a state lottery commission to an individual over a period of time. The Owner buys the series of payments at a discount, providing the lottery winner with an immediate lump sum.

     (B) An Annuity is a contract or agreement providing for the payment of a sum of money received in a series of equal or nearly equal payments over a period of time. The Owner buys this series of payments at a discount, giving the annuitant an immediate lump sum.

     (C) A Structured Settlement is a series of cash payments paid to an individual over a period of time. The payments are typically made through an annuity, but may be the direct obligation of a corporation and are generally created to facilitate the settlement of a personal injury claim. The Owner purchases the settlement at a discount providing the claimant with an immediate lump sum.

     (D) Other miscellaneous cash flows are purchased which are not lottery or annuity based, such as royalty payments, lease agreements, or limited partnership agreements.

     (E) Further description and method of identification by the Owner's system coding is available in the attached Product Type Reference.



SECTION 3.01. LOAN BOARDING REQUIREMENTS

     (A)      CUSTOMER RELATIONSHIPS
                  (1) The roles of the interested parties to these transactions differ from Mortgage Loans, and the Servicer is required to maintain contact information for each party as needed for on-going servicing of these Assets. The following section provides general description of the roles for certain parties, and the Servicer can find more detailed information for each interested party within the applicable Contractual Requirements.

                  (2) The Obligor is identified by various names depending on the type of transaction. The Owner's servicing system refers to these as the "primary" customer, and includes, but are not limited to, the following:

                           o   Annuity Issuer

                           o Borrower (in the case of transactions structured as a loan)

                           o   Defendant


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

                           o   Insurance Company

                           o   Issuer/Owner

                           o   Lottery Commission

                  (3) The parties from whom the Owner purchased a beneficial interest of the applicable security instrument ("Original Beneficiary") are also identified by various names depending on the type of transaction. The Owner's servicing system reference to these customer, includes, but is not limited to, the following:

                           o   Annuitant

                           o   Annuity Owner

                           o   Plaintiff

                           o   Prize Winner

                           o   Seller

     (B)      NON-STANDARD DATA ENTRY FIELDS

                  (1) For those Assets secured by a beneficial interest in an annuity product, communication with interested parties is often in reference to the annuity policy number. The Servicer must maintain this number in the servicing system.


SECTION 3.02      CUSTOMER SERVICE/CUSTOMER RELATIONS

     (A)      OUTBOUND WELCOME CALL CAMPAIGN

                  (1) The Servicer will make no welcome calls for these Assets.

     (B)      PAYMENT PROCESSING

                  (1) Payments received from the Obligor may not contain any reference to the Owner's account number. The Servicer must develop processes to identify the correct account to post payment from any variety of reference identification found on the payment check. This reference may include the Prize Winner or Annuitant's name, or the Annuity Issuer's policy number. In the case of multiple accounts for the same Annuitant under the same policy number, the payment due date may be used to identify the correct account to post payment.

                  (2) The Owner has also purchased Partial or Split Disbursement products (similar to Mortgage Loans described in Article IX) and the Servicer is


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement
                           required to develop processes to pass through the appropriate amount of each payment to the appropriate parties pursuant to terms in the applicable Receivable Purchase & Sale Agreement (RPSA).

                  (3) Payments received that are short of the scheduled payment amount due must be handled differently depending upon the Asset type. For payment shortages of any Assets identified by the Owner's servicing system data field "Receivable Subtype" with the following values. the Servicer must notify the Owner within two (2) business days and the Owner will advise the Servicer of actions to take regarding posting or collection of the payment:

                                           Receivable Subtype
                                           ------------------
                                                 00507
                                                 00508
                                                 00539
                                                 00541
                                                 00543
                                                 00545
                                                 00546
                                                 00547
                                                 00574

                  (4) For payment shortages on other Asset types, the Servicer must first refer to the Contractual Requirements to determine if the Obligor is required to remit payment net of Federal and State withholding. If withholding is not required, the Servicer will notify the Owner within two (2) Business Days and the Owner will advise the Servicer of actions to take regarding posting or collection of the payment.

                           If withholding is required, the Servicer must gross up the payment by the withholding amount and apply the gross amount as a full payment.

                           If the payment check identifies the amount of the withholding, the Servicer must gross up the remitted payment by the stated withholding and apply the gross amount to the appropriate account.

                           If the amount of the withholding is not stated, the Servicer must gross up the remitted payment by 28% federal withholding and 4% state withholding (for states with income tax withholding requirements) and apply the gross amount to the appropriate account.

                           The Servicer must develop a posting process that identifies the federal and state withholding amounts in unique general ledger accounts for Metropolitan's Tax Department reporting requirements.



                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

                  (5) If the Servicer cannot identify the appropriate account to which to apply the payment, the Servicer must notify the Owner within five (5) Business Days for direction of action to take regarding application of payment.

     (C)      ADVANCES

                  (1) Some Lottery or Annuity Assets may require a life insurance policy on the original annuitant. Premium payment of these policies are an obligation of the Owner and must not be charged to the loan, but rather the Servicer will remit payment when applicable and treat as a Servicing Advance that is reimbursable from the Owner during the monthly remittance cycle.

                  (2) If a premium due notice is received from the Annuity Issuer, the Servicer must determine from the Contractual Requirements if premiums were paid in full at closing or if annual premium payments are required. If premiums were paid in full, the Servicer must contact the Issuer as notification of payment made. If annual premium payments are required, the Servicer must first verify the life insurance policy is still required before remitting payment.

     (D)      ANNUAL STATEMENTS (TAXES)

                  (1) Servicer must forward all IRS Form W-2G's received from Lottery Commissions to the Owner with two (2) Business Days of receipt.

     (E)      PAYOFF PROCESSING

                  (1) All request for payoff quotes must be forwarded to the Owner within one (1) Business Day of receipt. The Owner will calculate the payoff amount and return to the Servicer with further payoff instructions.

                  (2) If payment is received for receivables where the Obligor is identified as "The City of New Orleans", the Servicer must request a payoff quote from the Owner who will determine if payoff funds received are for the correct amount.

     (F)      RECONVEYANCE/SATISFACTION

                  (1) Upon satisfaction of the Owner's account balance, Servicer will:

                           o Send letter, the form of which is at Attachment 3, to Original Beneficiary as notification of closing of Owner's account;

                           o Send other redirection of payment notification if required pursuant to Contractual Requirements;

                           o Execute UCC termination if required pursuant to the Contractual Requirements;

                           o Mark the Promissory Note "Paid in Full" and return to borrower if receivable is structured as a loan.


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

     (G)      OTHER CUSTOMER SERVICE/CUSTOMER RELATIONS

                  (1) The Servicer must notify the Owner of any request for redirection of payment or garnishments within two (2) Business Days. The Owner will instruct the Servicer of required actions to take in response.

                  (2) The Servicer must notify the Owner of any bankruptcies within three (3) Business Days of Servicer notification, and the Owner will instruct the Servicer of required actions to take in response.

                  (3) Servicer must file UCC continuation statements in accordance with all applicable laws to maintain the Owner's perfected security interest.



SECTION 3.03      PERFORMING COLLECTIONS

     (A)      CUSTOMER CONTACT

                  (1) For payment collection efforts, the Servicer must only contact the Original Beneficiary.

                  (2) The Servicer may only contact the Obligor if payment is not received as scheduled, in which case contact will be limited to determining if the payment has been made and where it was sent. The party Servicer is allowed to contact in such case varies by the following Asset types:

                           o For Lottery Trust transactions in MA, FL, or TX, the Servicer may only contact the Trustee for payment direction information.

                           o For all other Lottery transactions, the Servicer may contact the Lottery Commission for payment direction information.

                           o For all other Asset types, the Servicer may only contact the Obligor for direction of payment information.

                  (3) Assets where the Obligor is identified as "The City of New Orleans" were purchased with a projected due date. If payment is not received by such due date, the Servicer will take no action to communicate with the Original Beneficiary or Obligor, but rather must notify the Owner who will direct the Servicer of further action to take which may include changing the projected due date.

     (B)      COLLECTIONS TIMELINE REQUIREMENTS

1.       Annuities and Structured Settlements

                  o Two (2) days delinquent - begin telephone campaign to contact the Original Beneficiary.


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

                  o Six (6) days delinquent - send letter notifying the Original Beneficiary of the delinquency and reminding them of their contractual obligation to cooperate and assist with the recovery of any delinquencies.

                  o Fifteen (15) days delinquent - contact the Obligor for payment direction information

                  o Forty-five (45) days delinquent -notify the Owner for the Owner's Legal Department referral. Return the file to the Owner, including an outline detailing the account activity leading up to the referral. The Owner has the option to take appropriate legal actions resulting in payment arrangement, full cure payment, or judgment.

                  o In the event of a special circumstance, (i.e., bankruptcy, redirection of payments), refer account immediately to the Owner for appropriate legal action.

         2.       Lotteries
                  o Ten (10) days delinquent - begin telephone campaign to contact the Lottery to check payment status.

                  o Fifteen (15) days delinquent - if unable to establish contact with Obligor, contact -Bill Twitty for further collection direction. (800)624-3315

                  o Owner may request account be sent to Owner's Legal Department. Return file to the Owner, with an outline detailing account activity leading to referral.

                  o In the event of a special circumstance, (i.e., bankruptcy, redirection of payments), refer account immediately to the Owner for appropriate legal action.


         Special Note:

         The timelines stated above may be extended by three (3) to five (5) Business Days if payments are collected and forwarded to the Servicer by an escrow company or if the payments are directed to certain P.O. Boxes from which transmittal of the payments typically requires additional time.

     (C)      AVAILABLE REMEDIES; OWNER INVOLVEMENT

                  (1) Payment arrangements may only be accepted with the Original Beneficiary for full cure prior to 31 days delinquent.



SECTION 3.04      NON-PERFORMING COLLECTIONS

     (A) If the Owner exercises it option to take the legal option and the Owner's legal action results in judgement, the Owner will notify the Servicer of the terms of the judgement by which the Servicer will monitor payment performance. Such monitoring will include continued telephone contact with the Original Beneficiary for 60 days post



                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement
              judgement at which time the Servicer must notify the Owner who will provide direction for further action which may include decision to refer to outside collection agency.

     (B) For accounts referred to the Owner's Legal Department, the Owner may direct the Servicer to take other loan resolution actions such as one payment modifications for certain Assets types.




                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

ARTICLE IV.       PERSONAL LOANS

DESCRIPTION:

Personal loans funded by Metropolitan.



SECTION 4.01      CUSTOMER SERVICE/CUSTOMER RELATIONS

     (A)      OUTBOUND WELCOME CALL CAMPAIGN

                  (1)      The Servicer will make welcome calls to borrowers..

     (B)      PAYMENT PROCESSING

                  (1) The Servicer will collect payments directly from the borrower and will issue monthly billing statements.

     (C)      RECONVEYANCE/SATISFACTION

                  (1) Upon loan satisfaction, Servicer will execute UCC termination and send security agreement marked with "Paid in Full" to the borrower.

     (D)      OTHER CUSTOMER SERVICE/CUSTOMER RELATIONS

                  (1) Servicer will file UCC continuations in accordance with all applicable laws to maintain the Owner's perfected security interest.



SECTION 4.02      PERFORMING COLLECTIONS

If an account becomes delinquent, the Servicer will attempt borrower contact a minimum of every seven (7) days seeking payment arrangements. If unable to make contact or enter into an adequate payment arrangement prior to becoming 30 days delinquent, the Servicer will notify the Owner who will provide directions of further actions to take.



                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

ARTICLE V.        TIMESHARE PRODUCTS

DESCRIPTION:

The timeshare portfolio consists of loans for three resorts, Lawai Beach Resort
(LBR), Pono Kai, and Skier's Edge. These loans are secured by a Note and Mortgage and will be serviced in a similar manner to other Mortgage Loans.



SECTION 5.01      CUSTOMER SERVICE/CUSTOMER RELATIONS

     (A)      PAYMENT PROCESSING

                  (1) The Owner allows payment by credit card for individual monthly payments or for automatic payment on a series of scheduled payments. These loans are setup to be billed to the borrowers' credit card, Visa and Master Card only, through the Global Payment System which processes and gets approval for the charge to be made to the credit card account. The Servicer must develop process to accept credit card payments on these loans in a similar manner.

                  (2) The Servicer must monitor the expiration dates and account numbers for update on the timeshare loans designated as payment made by credit card.

     (B)      PAYOFF PROCESSING

                  (1) The Servicer must accept payoff payments by credit card in manner similar to credit card payment of monthly payments.

     (C)      RECONVEYANCE/SATISFACTION

                  (1) For timeshares located in Hawaii, the Servicer must exercise the option offered by the state to file "blanket" releases of up to 25 loans per release, as a cost savings measure to the Owner.


SECTION 5.02      NON-PERFORMING COLLECTIONS

     (A) For any deed in lieu action, the Servicer must require the borrower to pay 25% of any delinquent association maintenance fees.

     (B) Modifications which add back delinquent payments, fees, and accruals to the remaining principal balance are allowed, not to exceed a re-amortization of 84 months.

     (C) Timeshares in Colorado are not subject to foreclosure or deed in lieu actions and the Servicer will not initiate any such action on these loans nor send any documentation, such as acceleration or default notices, to borrower indicating the Owner authorizes



                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement
              such actions. All other workout options are available including short payoffs, forbearance and modification. When any of these loans become 120 days delinquent, the Servicer will notify the Owner with recommendation of write-off and forward to unsecured collections.

     (D) For foreclosure actions on timeshares in Hawaii, the Servicer must use the Owner's designated counsel unless otherwise approved by Owner. Currently, designated counsel is identified as:

                           WHITE & TOM, ATTORNEYS AT LAW
                           A Law Corporation
                           Marie Riley - Counsel
                           820 Mililani Street, Suite 711
                           Honolulu, HI 96813-2972
                           Telephone 808-547-5151
                           FAX 808-599-4517

     (E) Servicer must initiate foreclosure actions in Hawaii in "bulk" at a minimum of ten (10) accounts at one time. Two (2) pooled "bulk" foreclosure sales annually can be initiated when the Owner's portfolio of Hawaii timeshares reduces in total number to under 50 accounts.


SECTION 5.03      DEFAULT DISPOSITION

     (A) The Owner will manage all activities related to disposition of repossessed timeshares. Upon receipt of Release of Mortgage for deed in lieu or foreclosure actions, the Servicer will notify the Owner that the repossession is complete.

     (B) Upon liquidation of any timeshare REO, the Owner will forward proceeds from the sale directly to the Servicer to satisfy outstanding balances.


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

ARTICLE VI. FARM SUBSIDY PRODUCTS

DESCRIPTION:

     (A) These are investments in government-backed, farm land-use programs where the Owner obtains an assignment of the payments due to the producer/operator of the farm payable from the Farm Service Administration (FSA) office, a division of the Department of Agriculture. Farm subsidy Assets include the following two programs:

                  (1) Production Flexibility Program (PFC) - This program subsidizes the farmer for growing certain, specific crops. Payments are made pursuant to the farm unit number and crop grown, and are due annually in September.

                  (2) Conservation Reserve Program (CRP) - This program subsidizes the farmer for returning highly erodible land back to a natural state, by planting grass and trees. Payments are made pursuant to the farm unit number, and are due annually in December.



SECTION 6.01      LOAN BOARDING REQUIREMENTS

     (A)      CUSTOMER RELATIONSHIPS

                  (1) The Servicer must maintain contact information for the various FSA offices located in the same counties as the farm for which subsidies are paid. Current contact information for each office may also be located at the following internet address:

                                http://www.fsa.usda.gov/edso/

     (B)      NON-STANDARD DATA ENTRY FIELDS

                  (1) Payments received from the FSA office reference the farm unit number and are the only reference with which to locate the correct account to apply payment. The Servicer must maintain this number on servicing system.



SECTION 6.02 CUSTOMER SERVICE/CUSTOMER RELATIONS

     (A)      OUTBOUND WELCOME CALL CAMPAIGN

                  (1) The Servicer will call the producer/operators of the farms to introduce themselves as the agency performing collection activity on behalf of the Owner and from whom the producer/operator will receive the applicable pass-through payments.



                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

                  (2) The Servicer will call the applicable FSA offices to verify receipt of change of address for payment remittance as notified by the Owner.

     (B)      PAYMENT PROCESSING

                  (1) All Farm Subsidy accounts are partials with a portion of the payment passed through to the producer/operator from whom the Owner purchased the remaining portion of the receivable. The payments due for December are on the CRP payments. The payments due for September are on the PFC payments. Multiple payments may be received for each account, as each FSA office issues payments numerically by farm unit number and alphabetically by crop.

                  (2) If multiple checks are received for each account, the Servicer should apply all funds received for each account to a suspense fund and before any disbursement is made to any producer/operator, all farm subsidy accounts should be audited for completeness of payment and for correct application of payment.

                           If it is determined that any account has received a shortfall, the Servicer will notify the producer/operator of the shortfall to advise him that the remaining payments will be taken from future FSA disbursements. The Servicer will then apply the short payment to a miscellaneous charges fund and bring the account current. If the Servicer determines there are not enough future funds due from the FSA to cover the shortfall, the Servicer will contact the producer/operator to attempt to make repayment arrangements.

     (C)      PAYOFF PROCESSING

                  (1) All request for payoff quotes must be forwarded to the Owner within one (1) Business Day of receipt. The Owner will calculate the payoff amount and return to the Servicer with instructions.

                  (2) If payment is received which appears to satisfy the total account balance, the Servicer must request a payoff quote from the Owner who will determine if payoff received for the correct amount.

     (D)      RECONVEYANCE/SATISFACTION

                  (1) Upon satisfaction of the Owner's account balance, the Servicer will:

                               (a)      Send a satisfaction letter to the
                                        applicable county recording office (form at Attachment 4), FSA office (form at Attachment 5), and to the producer/operator of the farm (form at Attachment 6);

                               (b)      Execute UCC termination.



                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

SECTION 6.03 PERFORMING COLLECTIONS

     (A) As stated above, in the event it is determined there are not enough future funds from the FSA to cover any shortfall, the Servicer is required to contact the producer/operator to attempt repayment arrangements.

     (B)      Collections timeline requirements

                      o Ten (10) days delinquent - begin telephone campaign to contact the Farmer. Establish if the farmer has requested funds from the Farm Service Agency. If time lapsed from date of request is more than ten (10) days, contact the Farm Service Agency.

                      o Thirty (30) to forty-five (45) days delinquent - send letter notifying Farmer of delinquency and reminding them of their contractual obligation to cooperate and assist with the recovery of any delinquencies.

                      o Ninety (90) days delinquent - notify the Owner for the Owner's Legal Department referral. Return file to the Owner, with an outline detailing account activity leading to referral.

                      o In the event of a special circumstance, (i.e., bankruptcy, redirection of payments), refer account immediately to the Owner for appropriate legal action.



SECTION 6.04      NON-PERFORMING COLLECTIONS

     (A) If the producer/operator is not cooperative with the Servicer regarding repayment arrangements or is unresponsive to contact attempts by the Servicer, the Servicer will notify the Owner for referral to the Owner's Legal Department for further action.

     (B) Payments received by the FSA office follow the producer/operator of the farm. At any point where the Servicer determines the party from whom the Owner purchased a beneficial interest of the farm subsidy payments is no longer the producer/operator of the farm, the Servicer will notify the Owner for possible referral to the Owner's Legal Department for further action. Indications of such circumstances are:

                  (1) the failure of the owner of the farm to renew a lease to the producer/operator or the lease is defaulted upon by the producer/operator;

                  (2) the producer/operator files some type of bankruptcy proceedings;

                  (3) any action taken by the local FSA office regarding off-sets (this can arise where a farmer takes a loan from the FSA office which is off-set in accordance with regulations which give superior position to that loan over the Owner's assignment).



                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

ARTICLE VII.      CONNECTICUT TAX LIENS

DESCRIPTION:

     (A) Connecticut tax liens represent delinquent tax pool purchases from three towns in Connecticut: Bethel, Fairfield, and Stratford. The liens were purchased in different groups at different times and can be either individual or company liens.

     (B) A Connecticut tax lien account is defined as containing one year of taxes owed, with a delinquency of no less than one year, on a specific property. Usually a group of tax liens (each one a different year) are connected to the same property. There may also be more than one property associated with a taxpayer.

     (C) A group of tax liens associated with a specific property are serviced as separate accounts but are linked together in the Owner's servicing system so that the oldest tax year account must be paid first, then the next, and so forth, in chronological order. The Contractual Requirements for groups of linked tax liens are located in a single Servicing File. A listing of the linked accounts is affixed to the outside of the Servicing File.

     (D) The Owner has also serviced deferred tax years. The Owner did not pay for these deferred tax years, but has serviced them for the specific town from which the property tax liens were purchased. The Owner accumulates interest on each deferred tax lien year, which is then retained from the payoff of any of these tax years. All money collected for a deferred account is paid to the town. Deferred tax years are generally for taxes dated 1984 and earlier. These Asset types are identified on Owner's servicing system by "Product Type" value 591.


SECTION 7.01      CUSTOMER SERVICE/CUSTOMER RELATIONS

     (A)      OUTBOUND WELCOME CALL CAMPAIGN

                  (1) The Servicer will only make welcome calls to borrowers of tax lien accounts that have been modified by Owner as a typical mortgage loan. These loans are identified on Owner's servicing system by "Product Type" value 592.

     (B)      PAYOFF PROCESSING

                  (1) Rather than calculate interest due on a per diem rate, state statutes governing these tax lien accounts dictate interests to be calculated by a full month rate (18% annual). The Servicer must refer to Contractual Requirements for payoff requirement provisions.



                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

ARTICLE VIII.     OUTSIDE SERVICED REAL ESTATE LOANS

DESCRIPTION:

     (A) These accounts are seller-financed transactions acquired individually or in a pool. In the original transaction, the borrower and seller contracted with an escrow agent ("Agent") to provide third-party accounting for payments, impounds where required, and tax reporting to buyer and seller.

     (B) The Agent is the custodian in most cases, although some Agents do not offer this service and the Owner has been the custodian.

Due to the nature of the contract collection agreement ("Agent Contract"), i.e. the contract between borrower, seller and agent, or the terms of the security instrument which designate the use of such an agent, the Owner and any servicer are prohibited from eliminating this agreement without the borrower's consent. There are exceptions to this prohibition in the case of certain events of default.



SECTION 8.01      PRIVATE LABEL REQUIREMENTS

     (A) For all communication with the Agent, a private label servicing approach may be required as in some cases Servicer will have to make requests in the name of the Owner in order to achieve satisfactory results as in some cases the Agent will not recognize Servicer as a party to the transaction and will not release information to, or follow directions from, the Servicer. This includes letterhead and telephone contacts.

     (B) Private label approach with the borrower is required only for non-delinquency related issues.


SECTION 8.02      LOAN BOARDING REQUIREMENTS

     (A)      CUSTOMER RELATIONSHIPS

                  (1) Contact with Agent is necessary for servicing throughout life of loan and contact information must be maintained on servicing system.

     (B)      NON-STANDARD DATA ENTRY FIELDS

                  (1) The Agent maintains a separate account number and may or may not refer to the Owner's account number when remitting. The Agent account number must be maintained on the loan, in order to identify payments received and/or correspondence.


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

SECTION 8.03      CUSTOMER SERVICE/CUSTOMER RELATIONS

     (A)      OUTBOUND WELCOME CALL CAMPAIGN

                  (1) The Servicer will call borrower to introduce themselves as the agency performing collection activity on behalf of the Owner and to inform the borrower to continue making payments to the Agent.

                  (2) The Servicer will call Agent to verify receipt of change of address for payment remittance as notified by the Owner. The Servicer will also provide Agent with the Servicer's loan number to use for reference in future communication, and will confirm borrower's contact information with the Agent. Private label requirements as stated above must be followed during this welcome call campaign.

     (B)      PAYMENT PROCESSING

                  (1) The Agent is entitled to their service fees, which may be netted from the remittance amount or invoiced to the Owner. Consequently, the payments are remitted to the Agent, who will then net out any fees owed and net disburse to the Owner. The Owner then grosses up the disbursement via a GL offset for the difference at posting.

                           The bulk of these accounts have the service fee assessed and taken per payment. A small portion are netted annually and a small portion are invoiced. These fees need to be treated as Servicing Advances by the Servicer, but must not be passed on to the borrower as they are an obligation of the Owner.

                  (2) In the case of a borrower's returned for non-sufficient funds ("NSF") to the Agent, for which the Agent has already remitted payment to the Servicer, the Servicer may be required to return those funds until the NSF is recovered by the Agent. The Servicer cannot charge a NSF fee in addition to the fee charged by the Agent. The remittance of funds required to be returned to the Agent should be made directly to the Agent less any offset for fees held by the Agent.

     (C)      ESCROW/IMPOUNDS

                  (1) In some cases, the Servicer must maintain an impound account for the borrower, outside of the Agent. In this case, the Agent passes through the required escrow portion with the netted remittance each month. The Servicer must send the Agent a copy of any escrow analysis, in addition to the copy sent to the borrower, in order to facilitate this pass-through.

     (D)      ADVANCES

                  (1) The Servicer must notify the Agent of any corporate advances made by the Servicer for inclusion in any payoff quotes. These disclosures should be made via certified mail and any responses from the Agent should be documented. Aggressive collection of these advances from the borrower



                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement
                           should occur immediately, upon the Agent's refusal to track these advances, which is their most common response. Failure to aggressively collect or workout advances with the borrower prior to payoff to the Agent may result in unsecured debt for which the Servicer retains responsibility for collection effort.

     (E)      RESEARCH

                  (1) The Agent Contract may call for simple daily interest, in direct conflict with the terms of the Note. When this occurs, there can be a discrepancy for delinquency, as the Owner's receivable will continue to accrue on the Note-specified basis. General procedure is to obtain the Agent histories (there may be a fee for this that cannot generally be passed to the borrower) and determine if the required number of payments per year have been made. Using interest-paid-to is not an accurate method for this scenario, as the Agent will be applying all, or nearly all of the payments received to bring the interest current.

                  (2) The Servicer must retain all Agent correspondence and payment histories related to account research to facilitate periodic the Owner audits.

     (F)      ANNUAL STATEMENTS (TAXES)

                  (1) At yearend, the Agent will provide IRS Form 1098 reporting to the borrower and an IRS Form 1099Int statement to the Owner. These IRS Forms 1099 may include a payment history and should be maintained in the service file for future uses in audits, etc., to minimize costs to the Owner. The IRS Forms 1099 may be discarded, unless there is federal tax withholding indicated, in which case the statement should be referred to the Metropolitan Corporate Tax Officer.

                  (2) Where the Servicer maintains the impound account, in order to comply with state regulations, the Servicer must issue an Escrow Account Information form. This form details the yearend information for the impound account only, such as balance, disbursements, deposits and interest. Where interest was posted, an IRS Form 1099Int would also be issued for amounts greater than $10.00.

     (G)      PAYOFF PROCESSING

                  (1) The Agent is required to issue all payoff quotes, subject to the Servicer's approval of their quoted figures. If the quoted amount, less any Agent fees, satisfies the Owner's balance within $100.00, the Servicer is allowed to accept the quote. If the variance appears to be greater, an audit is required to determine if there are missing payments, etc., to the Owner. In addition, the Servicer may have to re-state the corporate advances for inclusion on the quote at this time.

                  (2) In the case of a partial, reverse partial, split disbursement, or partial fractional account, the full payoff amount will be disbursed to the Servicer



                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement
                           who must then remit to the Remaindermen/Coowner(s). In the case of full purchases or full fractionals, any overage should be returned to the Obligor. Further description of these payoff scenarios is covered in the Partials Asset type section (Sec 9.04(G)).

                  (3) Servicer must retain all Agent correspondence and payment histories related to payoff audits and approvals to facilitate periodic Owner audits.

     (H)      RECONVEYANCE/SATISFACTION

                  (1) The Agent is responsible for executing, recording, and delivering all satisfaction documents in the event of borrower's full loan satisfaction.

                  (2) For Partial Asset types, upon satisfaction of the Owner's interest prior to satisfaction of borrower's full loan balance, the Servicer must execute an assignment to the entitled party pursuant to the applicable RPSA or subsequent assignments. The Servicer must also send notification to the Agent to redirect future payments to the entitled party.

     (I)      OTHER CUSTOMER SERVICE/CUSTOMER RELATIONS

                  (1) There is high potential for assumptions to occur on these accounts without any Owner permission that may be required by the security instrument. Because the Agent is not required to monitor these activities, they may accept new borrower information and update their records, without notification to the Owner or permission therefor. Upon discovery, the Servicer may accept the transfer (due the time passed) and make the appropriate update to the servicing system. However, any release of liability issues must be followed in accordance with Sec. 2.03(B) above.


SECTION 8.04      PERFORMING COLLECTIONS

     (A)      CUSTOMER CONTACT

                  (1) First contact borrower to verify amount and date paid to Agent, then contact the Agent to verify receipt of payment.

                  (2) Any discrepancy between information provided by borrower and the Servicer information needs to be researched by contact with the Agent.

     (B)      COLLECTIONS TIMELINE REQUIREMENTS

                  (1) The Servicer will perform all collections activities as performed for similar Mortgage Loans as the Agent provides no late notices, collection calls or demands.

                  (2) Due to delay between the Agent's receipt of payment and remittance to the Owner (via Servicer), all of the Servicer's collections timelines should be delayed by 10 calendar days from other similar Mortgage Loans.


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

     (C)      AVAILABLE REMEDIES; OWNER INVOLVEMENT

                  (1) All remedies allowed for other mortgage-type loans apply. Verbal payment arrangements do not need to be communicated with the Agent as the Agent does not monitor any aspects of account delinquency.

                  (2) In the case of a Split Disbursement or Fractional Asset, collection efforts must consider the borrower's full payment obligation pursuant to the promissory note and not only in consideration of the terms stated in the applicable RPSA.

                  (3) Except in the case of collection of Servicer Advances, the Servicer should never direct the borrower to remit payments directly to Servicer.

     (D)      NOTIFICATION REQUIREMENTS

                  (1) All notifications sent to the borrower related to the event of default/acceleration must also be sent to the Agent or the Agent will continue to accept payments.


SECTION 8.05      NON-PERFORMING COLLECTIONS

     (A)      COLLECTIONS TIMELINE REQUIREMENTS

                  (1) At this point of default, no consideration to delay between Agent receipt of payment and remittance to owner is required.

     (B)      AVAILABLE REMEDIES; PAYMENT PLANS, LITIGATION, METRO INVOLVEMENT

                  (1) At this point of default, many Agent Contracts can be terminated. As this improves the overall process of servicing these loans, the Servicer will explore this option when notice of default is sent to borrower.

     (C)      LOAN RESOLUTION RESTRICTIONS/OPPORTUNITIES

                  (1) Should the borrower desire a workout/modification, whether related to delinquency status or not, the Servicer will require the closeout of the Agent Contract, if permissible, to be a requirement of the workout/modification.

                           In any event of closeout of the Agent Contract, the Servicer will establish the appropriate servicing system accounts in order to continue servicing as non-outside serviced. If, due the nature of the Agent Contract as stated above, the closeout is not available, full disclosure of the final negotiated workout should be made to the Agent, via certifiable delivery.

     (D)      DEFAULT DISPOSITION

                  (1) If default results in repossession and the Servicer is unable to closeout the Agent Contract during the foreclosure process, the Servicer must send a



                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement
                           copy of the foreclosure deed or declaration of forfeiture to the Agent with request for final invoice and original Custodian Documents.


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

ARTICLE IX.       PARTIAL, REVERSE PARTIAL, SPLIT DISBURSEMENT AND FRACTIONAL
                  ASSETS

DESCRIPTION:

     (A) These are purchases of a portion of the cash flow associated with a security instrument, the terms of which are detailed in the Receivable Purchase & Sale Agreement (RPSA) or Option Agreement found in the Servicing File for each loan. The Servicer is responsible for tracking the Obligor's payment obligations on the entire, or "full", balance under the terms defined by the security instrument, i.e. Promissory Note, for applying the appropriate amount of the Obligor's payment to the Owner's Asset account, and for making disbursement of other portions of the Obligor's payment to other parties ("Remaindermen") holding the remaining beneficial interest in the security agreement not purchased by the Owner. The Servicer's responsibility to track the full balance extends only to the point where the Owner's Asset portion is fully satisfied. The responsibility to track the full balance is limited in certain cases of Outside Serviced loans.

     (B) There are four common methods that the Owner has used to purchase partial interests in receivables. In all cases, the Owner holds a beneficial interest in the security instrument, while the original beneficiary's interests are now limited to that which are defined in the RPSA.

                  (1) An RPSA is created directly between the Owner and the original beneficiary of the receivable.

                  (2) An RPSA is created between the Broker and the original beneficiary of the receivable. The Owner will then receive an assignment of that RPSA and the security instrument from the Broker; the Broker is assigning all of their roles and amounts purchased in the RPSA to the Owner.

                  (3) An RPSA is created between the Broker and the original beneficiary of the receivable. A second RPSA is created for the Owner to purchase from the Broker. This typically indicates that the Broker purchased an amount larger than sold to the Owner, and there may be two or more Remaindermen.

                  (4) Unlike the above, an older method may not have a document specifically titled "Receivable Purchase & Sale Agreement" but rather "Option Agreement." These option agreements typically will have a typed in section toward the middle of the document stating "Metropolitan agrees to purchase $(dollar amount) of the receivable for the amount listed below." Most often, this reflects a method similar to the first example.

     (C) For loans to be serviced by the Servicer's Commercial Finance Division, Owner shall provide Servicer with date in the form attached hereto as Attachment 10 hereto.


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

SECTION 9.01      PRODUCT TYPE EXAMPLES

     (A) The following are examples in the form of cashflows. These refer to a loan consisting of 180 installments until the loan would pay in full (PIF). Either the Original Beneficiary of the receivable, the broker, or a combination of the two could hold the remainder position thus it is very important to read the RPSA(s) and understand who is to receive what installment.

                  (1) PARTIAL - A Metropolitan company owns the "front end" of the loan.

                           1-90             Metropolitan

                           91-180           Remaindermen

                  (2) REVERSE PARTIAL - A Metropolitan company owns the "back end" of the loan.

                           1-24             Remaindermen

                           25-180           Metropolitan

                  (3) REVERSE PARTIAL/PARTIAL - A Metropolitan company owns the "middle" of the loan.

                           1-24             Remaindermen

                           25-156           Metropolitan

                           157-180          Remaindermen

                  (4) SPLIT DISBURSEMENT - A Metropolitan company owns a portion of each installment through the entire life of the loan.

                           60% of 1-180              Metropolitan

                           40% of 1-180              Remaindermen

                  (5) SPLIT DISBURSEMENT/PARTIAL - A Metropolitan company owns a portion of each installment on the "front end" of the loan.

                           60% of 1-156              Metropolitan

                           40% of 1-156              Remaindermen

                           100% of 157-180           Remaindermen

                  (6) FULL FRACTIONAL - A Metropolitan company purchases a specified percentage interest in the security instrument, it has no interest in the



                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement
                           additional percentage interested parties and is only entitled to receive its fraction of the payment.

                           EXAMPLE: Three people obtain the interest of one person in a Deed of Trust. Each of these people holds a 1/3 interest in the security instrument. If Metropolitan purchases the interest of one of these three people, Metropolitan is co-owners of the security instrument with the other two parties; i.e. Metropolitan owns a 1/3rd interest.

                           33.3% of 1-180            Metropolitan (Co-owner 1
                                                     sold to Metropolitan)

                           66.7% of 1-180            Co-owners 2, 3

                  (7) PARTIAL FRACTIONAL - A Metropolitan company purchases a portion of a specified percentage interest in the security instrument, it has no interest in the additional percentage held by the interested parties and is only entitled to receive its fraction of the payment. In the above example, if Metropolitan purchased only 120 payment from one of the owners, the cash flow would be as follows:

                           33.3% of 1-120            Metropolitan

                           33.3% of 121-180          Co-owner 1

                           66.4% of 1-180            Co-owners 2, 3

                  (8) CUSTOM - other combinations of the above may exist, the following would be considered a Reverse Partial/Split Disbursement.

                           100% of 1-24              Remaindermen

                           60% of 25-180             Metropolitan

                           40% of 25-180             Remaindermen


SECTION 9.02      PRIVATE LABEL REQUIREMENTS

     (A) None required, except as addressed elsewhere in Sec. 8.01, such as for Outside Serviced loans that may also be Partials.


SECTION 9.03      LOAN BOARDING REQUIREMENTS

     (A)      CUSTOMER RELATIONSHIPS


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

                  (1) Contact with the Remaindermen is necessary for servicing throughout life of loan and the Servicer is required to maintain contact information on servicing system.

                  (2) Fractionals have other interested parties ("Co-owners") whose contact information must be maintained on servicing system.

     (B)      NON-STANDARD DATA ENTRY FIELDS

                  (1) Although only the partial amount of the full receivable purchased by the Owner is considered in the definition of "Asset" elsewhere in this Agreement, most servicing functions related to the borrower are done in context of the full receivable balance.

                           The Servicer is required to track all balances related to the full balance alongside the Owner's Asset balance, except for Outside Serviced and Fractionals where the Owner has not been servicing the co-owner obligations.

                  (2) In the case of Outside Serviced Reverse Partial products, no payments are remitted to the Servicer during the pass-through period eliminating the ability to systematically track the borrower's performance on his full balance obligation. Servicer is required to track the payment status of the borrower's obligation during this period; this process is further defined later in Sec 9.05(B)(3).


SECTION 9.04      CUSTOMER SERVICE/CUSTOMER RELATIONS

     (A)      OUTBOUND WELCOME CALL CAMPAIGN

                  (1) Welcome calls commonly made for other Mortgage Loans are required, except for Outside Serviced loans as addressed elsewhere in Sec. 8.03(A).

     (B)      INBOUND CALLS/WRITTEN REQUESTS FOR ACCOUNT INQUIRY

                  (1) Remaindermen and Co-owner(s) are considered authorized parties and the Servicer must allow full access to loan information to the same extent provided the borrower.

                  (2) Servicer is required to provide a primary contact person for Remainderman inquiries and respond within one business day. Servicer will provide a separate primary contact for assets serviced by the Servicer's Commercial Finance Division.

                  (3) Servicer will provide Owner required account level information to facilitate additional purchases of existing partial cash flows within two business days. Servicer will provide a separate primary contact for assets serviced by the Servicer's Commercial Finance Division.


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

     (C)      PAYMENT PROCESSING

                  (1) The following is provided as a general description of the practices used by the Owner related to payment processing. The Servicer is required to implement similar systems and procedures to effect similar account balance tracking capability.

                               (a)      PARTIALS ("FRONT END" PURCHASES)

FULL ACCOUNT (710)                                                                              PARTIAL ACCOUNT (720)

-------------------------                                                                  ---------------------------
DUE FROM BORROWER                               GL XXXXXXX                                 PORTION DUE TO OWNER

o  Full Principal         Overnight Processing  Principal and        Overnight Processing  o  Partial Principal
   Balance                                      Interest applied                              Balance
o  Interest                                     to the 710 "flows                          o  Partial Interest
o  Advances, Fees, and                          down" to the GL,
   Late Charges                                 then to the 720
                                                overnight.
-------------------------                                                                  ---------------------------

The use of the 710 (Full) product type signifies that the Owner owns the current cashflow and will revert (will be assigned) to the Remaindermen when the 720 (Asset) product type has been paid in full.

                               (b) REVERSE PARTIAL ("MIDDLE, OR BACK END" PURCHASES), SPLIT DISBURSEMENT (PARTIAL PURCHASE OF EACH INSTALLMENT), AND FRACTIONAL WHERE CO-OWNER INTEREST IS SERVICED

FULL ACCOUNT (712 OR 512)                                                                PARTIAL ACCOUNT (722 OR 522)

-------------------------                                                                  ---------------------------
DUE FROM BORROWER                               GL XXXXXXX                                 PORTION DUE TO OWNER

o  Full Principal         Overnight Processing  Principal and        Overnight Processing  o  Partial Principal
   Balance                                      Interest applied                              Balance
o  Interest                      and/or         to the 712 or 512                          o  Partial Interest
o  Advances, Fees, and                          -flows down" to
   Late Charges                                 the GL, then split
                                                between the 722 or
                                                522 and/or a check
-------------------------                                                                  ---------------------------

             ------------------------------------------------------
             Servicer                   123
                                                           $$$$
             Payable to: Remainderman
             Dollars and 00/100--------------------
                                                        Signature
             ------------------------------------------------------


712 and 512 accounts are used to either send pass-through installments to the Remaindermen, or divide the funds received on the 712 or 512 between a check and a 722 or 522 account.

Advances, fees, and late charges are tracked on the full account type but are due to the Owner, or to the Servicer as allowed for in this Agreement. The partials accounts track the principal and


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement
interest amount due to the Owner and represent the "Asset" as defined in the definitions section of this Agreement.

There are six (6) types of disbursement rules for payment amounts received (excluding required escrow impound amounts), as outlined in the table below. The Servicer must develop processes to accommodate all 6 rules, including the required interest income calculation and reporting as described in Sec. 9.04(F)(2).

----------------------------------------------------------------------------------------------------------------------
*RULE CODE        DESCRIPTION
----------------- ----------------------------------------------------------------------------------------------------
E                 All excess received over scheduled principal and interest is disbursed to payee
----------------- ----------------------------------------------------------------------------------------------------
F                 Fixed amount is issued to payee, all else to Owner
----------------- ----------------------------------------------------------------------------------------------------
K                 Owner keeps a fixed amount of scheduled principal and interest, the balance of payment to payee
----------------- ----------------------------------------------------------------------------------------------------
N                 A percentage of the scheduled principal and interest to payee, remaining percent plus any curtailments to Owner
----------------- ----------------------------------------------------------------------------------------------------
P                 A percentage of the amount received to payee; a minimum of one full scheduled payment must be received prior to payee disbursement
----------------- ----------------------------------------------------------------------------------------------------
R                 A percentage of the remaining payment to payee after deducting Owner's fixed fees
----------------------------------------------------------------------------------------------------------------------

*The rule code is identified on the Owner's servicing system by the data item "Pay Rule Type Identifier".

Pass through monies or disbursements to the remaindermen interest are required to be remitted on the Thursday following the week in which the payment was received, unless otherwise defined in the RPSA. No RPSA shall require Servicer to disburse funds to a remainderman in the same business week in which said funds were received. If defined under the RPSA, Servicer will disburse accordingly. In the event the disbursement date is a non-business day, the remittance will be made on the following business day.

               (c) OUTSIDE SERVICED VERSIONS OF THE ABOVE EXAMPLES

ESCROW AGENT (FULL ACCOUNT)                                                                     PARTIAL ACCOUNT (705)

DUE FROM BORROWER                             Escrow Agent Mails a Check                       PORTION DUE TO OWNER

                                       -----------------------------------------               -----------------------
o  Full Principal                      Escrow Agent Co.           123                          o  Partial Principal
   Balance                                                               $$$$                     Balance
o  Interest                            Payable to: Metropolitan Company                        o  Partial Interest
o  Late Charges                        Dollars and 00/100--------------------                  o  Advances, Fees,
                                                                                                  and Late Charges
                                                                    Signature
                                       -----------------------------------------               -----------------------

The Agent's primary responsibility will be to track the principal, interest, and late charges due from the borrower. The Agent's principal balance should reflect what is due from the borrower, thus our partial account principal balance should be less than what the Agent shows as due.


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

ESCROW AGENT (FULL ACCOUNT)                                                   RVS PARTIAL, SPLIT, OR FRACTIONAL (705)

DUE FROM BORROWER                             Escrow Agent Mails a Check                       PORTION DUE TO OWNER

                                       -----------------------------------------               -----------------------
o  Full Principal                      Escrow Agent Co.           123                          o  Partial Principal
   Balance                  and/or                                       $$$$                     Balance
o  Interest                            Payable to: Metropolitan Company                        o  Partial Interest
o  Late Charges                        Dollars and 00/100--------------------                  o  Advances, Fees,
                                                                                                  and Late Charges
                                                                    Signature
                                       -----------------------------------------               -----------------------

                ------------------------------------------------------
                Escrow Agent Co.           123
                                                               $$$$
                Payable to: Remainder
                Dollars and 00/100--------------------

                                                          Signature
                ------------------------------------------------------

In the case of an Outside Serviced Reverse Partial, the pass-through checks would be issued direct to the Remaindermen from the Agent and then at the appropriate time made to the Owner. On the other hand, if the account is some type of fractional or split disbursement, two checks are to be generated by the Agent (one to the Owner and the other to the Remaindermen).

     (D)      ESCROW/IMPOUNDS

                  (1) Escrow/Impounds are tracked on the full balance account, not the partial (Asset) account.

     (E)      ADVANCES

                  (1) Advances are tracked on the full balance account, not the partial (Asset) account.

     (F)      ANNUAL STATEMENTS (TAXES)

                  (1) Servicer must send IRS Forms 1098 to borrower providing information relevant to the full balance, not the Asset balance.

                  (2) For loans where disbursements were made during the tax year from payments received from the borrower to Remaindermen or Co-owners who are considered a non-corporate entity, Servicer must issue an IRS Form 1099Int to all recipients of such disbursements. The interest income amount, reportable in Box 1 of IRS Form 1099Int, is based on an amortization of the Remaindermen or Coowner's cashflow only.

                           The Servicer must develop processes where the total amount of Remaindermen or Co-owner's disbursements are amortized over the term of disbursement at the same interest rate as the Note for the purposes of tracking the required amount of reportable interest income.

                           An exception to the IRS Form 1099Int requirement is for Reverse Partial products where the pass through disbursements are made to a broker as their commission for the brokerage of the transaction, in which case the


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

                           Servicer must issue an IRS Form 1099Misc, reporting the entire amount of disbursements issued during the tax year to these brokers who are non-corporate entities in Box 7 of such form.

     (G)      PAYOFF PROCESSING

                  (1) The Remaindermen owns the backend interest of the cashflow. The Owner receives a designated net present value through timely payment of scheduled future payments by the borrower, as per the RPSA. Upon satisfaction of the Owner's balance, interest and fees, the account reverts to the Remaindermen.

                           The Servicer is required to execute an assignment and send the originals, along with a status letter to the Remaindermen for future servicing. The borrower must also be notified of the new payment address.

                  (2)      There are two types of payoffs:

                               (a) Paid in Full - The entire contract paid in full by the borrower. This type supplies enough cash to satisfy both the Owner and all other remainder interest holders.

                                        When a full payoff is received prior to
                                        the completion of either a pass through
                                        period or the termination of the Owner's partial interest, the Servicer must provide remittance and tax reporting documentation to the disbursement recipients, the form and example of which is provided at Attachment 7.

                               (b)      Partial Payoff - There are two
                                        subgroups, both of which signify that
                                        the Owner's portion has been satisfied
                                        but that the borrower is still liable to pay the/an outstanding balance; often referred to as 720-Only Payoff.

                                        (i)      Natural Partial Payoff - The
                                                 borrower makes the regularly
                                                 scheduled installments or an
                                                 accelerated amount of
                                                 installments. The scheduled
                                                 amount to be received by the
                                                 Owner has been received and
                                                 satisfied, the receivable is
                                                 assigned to the Remaindermen to
                                                 collect the outstanding
                                                 balance.

                                        (ii)     Remainder Buyback - The
                                                 Remaindermen exercises their
                                                 right as outlined in the RPSA
                                                 and pays the portion then due
                                                 to the Owner in order to own
                                                 the receivable in full. The
                                                 receivable is assigned to the
                                                 Remaindermen to collect the
                                                 outstanding balance. The amount
                                                 remitted by the Remaindermen
                                                 does not reduce the amount that
                                                 the borrower must repay.
                                                 Closeout statements must
                                                 reflect the correct amount that
                                                 the



                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement
                                                 borrower must repay. This is
                                                 also called a Remainder
                                                 Repurchase.

     (H)      RECONVEYANCE/SATISFACTION

                  (1) In the event of a Partial Payoff, the Servicer will execute an assignment to the entitled party pursuant to the RPSA, and any excess repayment must be forwarded to the Remaindermen.

                  (2) In the event of a full payoff, customary satisfaction procedures apply.


SECTION 9.05      PERFORMING COLLECTIONS

     (A)      CUSTOMER CONTACT

                  (1) The primary contact is with the borrower as with other Mortgage Loans, except in the case if Outside Serviced as addressed elsewhere in this Agreement.

     (B)      COLLECTIONS TIMELINE REQUIREMENTS

                  (1) The Servicer's default timelines to be followed similar to other Mortgage Loans, except in the case of Outside Serviced as addressed elsewhere in this Agreement at Sec 8.04(B).

                  (2) At 30 days past due, the Servicer must send Notice of Delinquency to Remaindermen, the form of which is at Attachment 8.

                  (3) In the case of Outside Serviced Reverse Partial products, no payments are remitted to the Servicer during the pass-through period eliminating the ability to systematically track the borrower's performance on his full balance obligation. Servicer is required to track the payment status of the borrower's obligation during this period in similar manner to the following process:

                               (a)      Servicer is required to contact the
                                        Agent on a monthly basis to determine
                                        and capture in the Servicer' servicing
                                        system the following information as
                                        reflected in the Agent's records:

                                        (i)      Next payment due;

                                        (ii)     Principal balance;

                                        (iii)    Total due;

                               (b)      Using the borrower's payment status
                                        during the pass-through period as
                                        determined by this monthly Agent
                                        contact, the Servicer will follow
                                        default timelines similar to other
                                        Mortgage Loans.


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

                               (c)      Additionally, during the process of
                                        monthly Agent contact, the Servicer must verify the Agent is prepared to redirect payments to the Servicer if within 60 days of the Owner's first payment due, as indicated by Owner's servicing system field "Rev. Partial 1st Pmt Due". This issue must be approached with the appropriate consideration given to Private Label requirements specified in Sec. 8.01.

     (C)      AVAILABLE REMEDIES; OWNER INVOLVEMENT

                  (1) All remedies allowed for other Mortgage Loans apply. However, the borrower is obligated to perform according to the full terms of the promissory note. regardless of the terms in the RPSA, and the Servicer is required to seek remedies within the context of the borrower's entire obligation.

                           For example, in the case of a Split Disbursement where the borrower is required to remit $500 monthly payment and the Servicer is required to apply $250 to the Owner's asset account and disburse $250 to a Remainderman, all collection activity must be directed to collection of the $500 payment amount.



SECTION 9.06      NON-PERFORMING COLLECTIONS

     (A)      COLLECTIONS TIMELINE REQUIREMENTS

                  (1) In the event of foreclosure or litigation activity, the Servicer is required to send notice to the Remaindermen advising them of the default and to refer to their RPSA for their options. Attempts to contact the Remaindermen by phone are also required to get their intent.

     (B)      AVAILABLE REMEDIES; OWNER INVOLVEMENT

                  (1) All remedies with the borrower allowed for other mortgage-type loans apply. However, alternative workout scenarios must be done with consideration of the partial (Asset) balance rather than the full balance. Although the borrower is obligated to perform according to the full terms of the note, the net present value impact to the Owner of alternatives is relative to the outstanding amounts due on the Asset balance.

                           For example, in the case of a Partial where the unpaid principal balance due from the borrower under the terms of the promissory note equals $50,000 and the unpaid amounts remaining on the Owner's asset account equals $10,000, collection activity must be directed to collection of the $50,000, but the net present value impact to the Owner need only consider the asset account balance of $10,000.


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

                  (2) Additionally, the Remaindermen is allowed to repurchase the Owner's interest pursuant to the RPSA and the Servicer is required to pursue as an option to the extent this option is in the best interest of the Owner.

                  (3) If the Remaindermen is unwilling or unable to repurchase the Owner's interest and no workout is pending with the borrower, the Servicer must notify the Owner in order for the Owner to negotiate the purchase of the remainder interest. Any request of the Servicer from the Remaindermen for the Owner to purchase the remainder interest must be forwarded to the Owner for negotiation.

                  (4) All modifications are subject to the approval of the Remaindermen and/or Co-owner(s), and the Servicer is required to notify those interested parties prior to execution of the modification, using the form of notification as is in Attachment 9. If the interested parties do not approve of the proposed modification, the Servicer must renegotiate with the borrower.


SECTION 9.07      DEFAULT DISPOSITION

     (A) If default results in repossession, the Remaindermen option for repurchase of the Owner's interest extends into the post-repossession period. Such options vary by different versions of the RPSA and the Servicer is required to incorporate consideration for these options into their existing REO liquidation processes.

     (B) Servicer will provide applicable notice to the Remaindermen of the REO

     (C) Servicer will determine payoff amount and distribution of proceeds in accordance to the RPSA.


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

ARTICLE X. OLD STANDARD LIFE INSURANCE COMPANY COMMERCIAL REAL ESTATE ASSETS (OSL COMMERCIAL)

DESCRIPTION:

     (A) These are loans originated by the Owner for commercial ventures or development and funded by the subsidiary insurance company. They are generally characterized by provisions in the loan structure to include interest reserves, construction holdbacks, default interest rates, exit or prepayment fees, and/or participation agreements.

     (B) Servicer will administer these loans in a manner similar to other commercial Mortgage Loans with the following exceptions.



SECTION 10.01     PAYOFF PROCESSING

     (A) All requests for payoff quotes will be forwarded to the Owner for approval of quoted amount. In the event there is a discrepancy between Owner's payoff amount and Servicer's payoff amount, Owner shall provide Servicer with back-up data to support its calculation.

     (B) Upon receipt of scheduled full payoff payments, the Servicer will notify the Owner for account review and approval for execution of reconveyance documents.


SECTION 10.02     NON-PERFORMING COLLECTIONS

     (A) At no later than 30 days delinquent, the Servicer will:

                  (1) Send all applicable notifications required by the Contractual Requirements in order to initiate foreclosure proceedings upon notice expiration.

                  (2) Change interest rate to the default rate as allowed in the Contractual Requirements.

                  (3) Notify the Owner of delinquency status who will provide direction of further action to take, which may include executing modification terms as determined by the Owner.


SECTION 10.03     REO MANAGEMENT

     (A) All of the Servicer's actions related to property improvement expenditures, sale and marketing of these Assets are subject to the approval of the Owner, to the extent


                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

              Owner's prior approval has not been obtained pursuant to Servicer's property operating plan with respect to such Asset.



                                                          Servicing Requirements
                                                     Exhibit A to Flow Agreement

                                  ATTACHMENT 1

                             PRODUCT TYPE REFERENCE

This guide is to be used to relate the common descriptive terms used for the various types of assets in Metropolitan's portfolio to the corresponding data fields in Metropolitan's servicing system. Two data fields used to categorize all assets are "Product Type" and "Receivable Subtype." Product Type is generally used to describe the asset securing Metropolitan's interest in the receivable while Receivable Subtype is generally used to describe the manner in which the cash flow is structured. A combination of the two fields is assigned to each asset in the portfolio and is used to group assets into descriptive categories as presented in the following table:

----------------------------------------------------------------------------------------------------------------------
ASSET TYPE                                             PRODUCT TYPES                      RECEIVABLE SUBTYPES
------------------------------------------------------ ---------------------------------- ----------------------------
Lottery                                                500                                00502
                                                       522 (linked to 512)                00507
                                                                                          00508
                                                                                          00509
                                                                                          00510
                                                                                          00513
                                                                                          00514
                                                                                          00515
                                                                                          00516
                                                                                          00539
                                                                                          00540
                                                                                          00541
                                                                                          00543
                                                                                          00545
                                                                                          00546
                                                                                          00547
------------------------------------------------------ ---------------------------------- ----------------------------
Annuity                                                500                                00501
                                                       522 (linked to 512)                00542
                                                                                          00548
                                                                                          00549
                                                                                          00552
------------------------------------------------------ ---------------------------------- ----------------------------
Structured Settlement                                  500                                00529
                                                       522 (linked to 512)                00530
                                                                                          00532
                                                                                          00535
                                                                                          00536
------------------------------------------------------ ---------------------------------- ----------------------------
Miscellaneous Cash Flow                                500                                00574
                                                       522 (linked to 512)                00575
                                                                                          00576
                                                                                          00580
                                                                                          00581
------------------------------------------------------ ---------------------------------- ----------------------------
Bankruptcy; pre-petition                               510                                00511
----------------------------------------------------------------------------------------------------------------------


                                                          Servicing Requirements
                                                                    Attachment 1

----------------------------------------------------------------------------------------------------------------------
ASSET TYPE                                             PRODUCT TYPES                      RECEIVABLE SUBTYPES
------------------------------------------------------ ---------------------------------- ----------------------------
Personal/Employee                                      515                                00503
                                                                                          00504
                                                                                          00506
------------------------------------------------------ ---------------------------------- ----------------------------
Unsecured                                              516                                any
------------------------------------------------------ ---------------------------------- ----------------------------
Timeshare                                              520                                00521
                                                       525                                00523
                                                       526                                00524
                                                                                          00525
                                                                                          00526
                                                                                          00527
------------------------------------------------------ ---------------------------------- ----------------------------
Farm Subsidy                                           550                                00550
                                                                                          00551
------------------------------------------------------ ---------------------------------- ----------------------------
Connecticut Tax Lien                                   590                                00590
                                       591
                                       592
------------------------------------------------------ ---------------------------------- ----------------------------
Real Estate - Full (Metropolitan owns entire unpaid    700                                00701
principal balance)                                     702                                00702
                                                       703                                00703
                                                       704                                00704
                                                       705                                00705
                                                       750                                00706
                                                       755                                00707
                                                                                          00708
                                                                                          00713
                                                                                          00724
                                                                                          00740
------------------------------------------------------ ---------------------------------- ----------------------------
Real Estate - Partial, Reverse Partial, Split 705                                         00720
Disbursement (Metropolitan owns a portion of the       720 (linked to 710)                00721
unpaid principal balance)                              722 (linked to 712)                00722
                                                                                          00723
                                                                                          00725
                                                                                          00726
                                                                                          00728
                                                                                          00729
                                                                                          00741
                                                                                          00742
------------------------------------------------------ ---------------------------------- ----------------------------
Real Estate Owned (REO) Inventory                      799                                Any
----------------------------------------------------------------------------------------------------------------------

The following two tables provide the descriptive label for each Product Type and Receivable Subtype as they currently exist in Metropolitan's servicing system. Further definition or explanation for any product types can be obtained from Metropolitan.



                                                          Servicing Requirements
                                                                    Attachment 1

Product Type Descriptions

----------------------------------------------------------------------------------------------------------------------
PRODUCT TYPE       DESCRIPTION
------------------ ---------------------------------------------------------------------------------------------------
500                NON-SVO LOTTERY/ANNUITY/STRUC SETTLEMENT
------------------ ---------------------------------------------------------------------------------------------------
512                ALTRNTV CSHFLW FULL BAL W/MET & OTHR DISBURSEMENTS
------------------ ---------------------------------------------------------------------------------------------------
522                COMPANY ASSET FOR 512
------------------ ---------------------------------------------------------------------------------------------------
510                JUDGMENTS/BANKRUPTCIES
------------------ ---------------------------------------------------------------------------------------------------
515                PERSONAL/EMPLOYEE LOANS
------------------ ---------------------------------------------------------------------------------------------------
516                UNSECURED LOAN
------------------ ---------------------------------------------------------------------------------------------------
520                TIMESHARES
------------------ ---------------------------------------------------------------------------------------------------
525                TIMESHARES - LAWAI BEACH
------------------ ---------------------------------------------------------------------------------------------------
526                TIMESHARES - PONO KAI
------------------ ---------------------------------------------------------------------------------------------------
550                FARM SUBSIDY
------------------ ---------------------------------------------------------------------------------------------------
590                TAX LIENS
------------------ ---------------------------------------------------------------------------------------------------
591                SERVICE ONLY TAX LIENS
------------------ ---------------------------------------------------------------------------------------------------
592                TAX LIENS - MODIFIED
------------------ ---------------------------------------------------------------------------------------------------
700                FULL BALANCE CONTRACT REC.
------------------ ---------------------------------------------------------------------------------------------------
702                LENDING (1-4 RESIDENTIAL)
------------------ ---------------------------------------------------------------------------------------------------
703                LENDING (NON-RESIDENTIAL 1-4)
------------------ ---------------------------------------------------------------------------------------------------
704                LENDING METROFLEX (1-4 RESIDENTIAL)
------------------ ---------------------------------------------------------------------------------------------------
705                OUTSIDE SERVICED LOANS
------------------ ---------------------------------------------------------------------------------------------------
710                PURCHASERS FULL BALANCE ON PARTIAL REC
------------------ ---------------------------------------------------------------------------------------------------
720                PARTIAL BALANCE/RECEIVABLE (COMPANY ASSET FOR 710)
------------------ ---------------------------------------------------------------------------------------------------
712                FULL BALANCE W MET & OTHER DISBURSEMENTS
------------------ ---------------------------------------------------------------------------------------------------
722                COMPANY ASSET FOR 712
------------------ ---------------------------------------------------------------------------------------------------
750                FHA CONTRACT RECEIVABLES
------------------ ---------------------------------------------------------------------------------------------------
755                VA CONTRACT RECEIVABLES
------------------ ---------------------------------------------------------------------------------------------------
799                EQUITY NON-RECEIVABLE
----------------------------------------------------------------------------------------------------------------------

Receivable Subtype Descriptions

----------------------------------------------------------------------------------------------------------------------
RECEIVABLE
SUBTYPE            DESCRIPTION
------------------ ---------------------------------------------------------------------------------------------------
00501              ANNUITY-OWNER/PAYEE/BENEFICIARY CHG
------------------ ---------------------------------------------------------------------------------------------------
00502              LOTTERY-NO ANNUITY/COURT APPROVED
------------------ ---------------------------------------------------------------------------------------------------
00503              EMPLOYEE COMPUTER
------------------ ---------------------------------------------------------------------------------------------------
00504              EMPLOYEE OTHER
------------------ ---------------------------------------------------------------------------------------------------
00506              MISC EQUITY
------------------ ---------------------------------------------------------------------------------------------------
00507              LOTTERY SEC'D LN-COURT APPR/NO ANNUITY
------------------ ---------------------------------------------------------------------------------------------------
00508              LOTTERY-LOAN/COURT APPR/ANNUITY FUNDED
------------------ ---------------------------------------------------------------------------------------------------
00509              LOTTERY-NO COURT ORDER/TRUST ASSIGNMENT
------------------ ---------------------------------------------------------------------------------------------------
00510              LOTT-ANN FUND/NO COURT ORD/LOTT COMM APP
------------------ ---------------------------------------------------------------------------------------------------
00511              BANKRUPTCY
------------------ ---------------------------------------------------------------------------------------------------
00513              SWEEPSTAKES - ANNUITY FUNDED
----------------------------------------------------------------------------------------------------------------------



                                                          Servicing Requirements
                                                                    Attachment 1

----------------------------------------------------------------------------------------------------------------------
RECEIVABLE
SUBTYPE            DESCRIPTION
------------------ ---------------------------------------------------------------------------------------------------
00514              SWEEPSTAKES - NO ANNUITY
------------------ ---------------------------------------------------------------------------------------------------
00515              LOTT-NO ANN/NO COURT ORD/LOTT COMM APP `
------------------ ---------------------------------------------------------------------------------------------------
00516              LOTTERY-COURT ORD/ANN FUNDED-TERM LIFE 1
------------------ ---------------------------------------------------------------------------------------------------
00521              SKIER'S EDGE
------------------ ---------------------------------------------------------------------------------------------------
00523              CABANNA CLUB
------------------ ---------------------------------------------------------------------------------------------------
00524              LAWAI BEACH - ACTIVE
------------------ ---------------------------------------------------------------------------------------------------
00525              NIHI KAI VILLA
------------------ ---------------------------------------------------------------------------------------------------
00526              EDGEWATER
------------------ ---------------------------------------------------------------------------------------------------
00527              POND KAI
------------------ ---------------------------------------------------------------------------------------------------
00528              STRUC SETTLE-PA CAT FUND
------------------ ---------------------------------------------------------------------------------------------------
00529              SETTLE AGR VIT/ANNUITY FUNDED/TRUST ASGN
------------------ ---------------------------------------------------------------------------------------------------
00530              STRUC SETTLE-ANNUITY OWNER TRANSFER
------------------ ---------------------------------------------------------------------------------------------------
00532              STRUC SETTLE-COURT ORD ASGN/TERM LIFE
------------------ ---------------------------------------------------------------------------------------------------
00535              STRUC SETTLE-PAYEE & BENEFICIARY CHANGE
------------------ ---------------------------------------------------------------------------------------------------
00536              STRUC SETTLE-COURT ORD ASGN/BENE CHANGE
------------------ ---------------------------------------------------------------------------------------------------
00539              LOT LN-LOT COMM APPR/NO ANNUITY/BENE CHG
------------------ ---------------------------------------------------------------------------------------------------
00540              LOTTERY-ANNUITY FUNDED/COURT APPROVED
------------------ ---------------------------------------------------------------------------------------------------
00541              LOTT LN-LOTT COMM APPR/ANNUITY/BENE CHG
------------------ ---------------------------------------------------------------------------------------------------
00542              ANNUITY-DIRECT PMTS/BENE CHANGE
------------------ ---------------------------------------------------------------------------------------------------
00543              LOTLN-DUR OF PMTS/ANNUITY
------------------ ---------------------------------------------------------------------------------------------------
00545              LOT LN-DUR OF PMTS/NO ANNUITY
------------------ ---------------------------------------------------------------------------------------------------
00546              LOT LN-DIR OF PMTS/NO ANNUITY/BENE CHG
------------------ ---------------------------------------------------------------------------------------------------
00547              LOT LN-LOT COMM APPR/ANNUITY/TERM LIFE
------------------ ---------------------------------------------------------------------------------------------------
00548              ANNUITY/DIR PMTS/TEST AGREE
------------------ ---------------------------------------------------------------------------------------------------
00549              ANNUITY/PAYEE CHANGE/TERM LIFE
------------------ ---------------------------------------------------------------------------------------------------
00550              FARM SUBSIDY - PFC
------------------ ---------------------------------------------------------------------------------------------------
00551              FARM SUBSIDY - CRP
------------------ ---------------------------------------------------------------------------------------------------
00552              ANNUITY/IRREVOC DIR/BENE CHANGE
------------------ ---------------------------------------------------------------------------------------------------
00574              MISC/CASH FLOW/LOAN/PMT DIR
------------------ ---------------------------------------------------------------------------------------------------
00575              MISC/CASH FLOW/COURT ORD
------------------ ---------------------------------------------------------------------------------------------------
00576              MISC/CASH FLOW/IRREVOC PMT DIR
------------------ ---------------------------------------------------------------------------------------------------
00577              STRUC SETTLE-DIRECT PMTS/TEST AGREE
------------------ ---------------------------------------------------------------------------------------------------
00578              STRUC SETTLE-COURT ORD/TEST AGREE
------------------ ---------------------------------------------------------------------------------------------------
00580              MISCELLANEOUS LEASE CASH FLOWS
------------------ ---------------------------------------------------------------------------------------------------
00581              MISC CASHFLOW-LMTD PARTNERSHIP INTEREST
------------------ ---------------------------------------------------------------------------------------------------
00590              TAX LIENS
------------------ ---------------------------------------------------------------------------------------------------
00701              FULL
------------------ ---------------------------------------------------------------------------------------------------
00702              FULL OVERALL
------------------ ---------------------------------------------------------------------------------------------------
00703              FDIC/RTC PURCHASE
------------------ ---------------------------------------------------------------------------------------------------
00704              EQUITY
------------------ ---------------------------------------------------------------------------------------------------
00705              OUTSIDE SERVICED
------------------ ---------------------------------------------------------------------------------------------------
00706              HARWOOD/COLVIN
------------------ ---------------------------------------------------------------------------------------------------
00707              CORRESPONDENT - NON-CONFORMING
----------------------------------------------------------------------------------------------------------------------


                                                          Servicing Requirements
                                                                    Attachment 1

----------------------------------------------------------------------------------------------------------------------
RECEIVABLE
SUBTYPE            DESCRIPTION
------------------ ---------------------------------------------------------------------------------------------------
00708              CORRESPONDENT - CONFORMING
------------------ ---------------------------------------------------------------------------------------------------
00709              EQUITY - NON-RECEIVABLE
------------------ ---------------------------------------------------------------------------------------------------
00713              WULA ORIGINATED
------------------ ---------------------------------------------------------------------------------------------------
00720              HOCHMAN PARTIAL
------------------ ---------------------------------------------------------------------------------------------------
00721              PARTIAL
------------------ ---------------------------------------------------------------------------------------------------
00722              REVERSE PARTIAL
------------------ ---------------------------------------------------------------------------------------------------
00723              PARTIAL OVERALL
------------------ ---------------------------------------------------------------------------------------------------
00724              FRACTIONAL
------------------ ---------------------------------------------------------------------------------------------------
00725              PARTIAL FRACTIONAL
------------------ ---------------------------------------------------------------------------------------------------
00726              PARTIAL/PARTIAL PAYMENT
------------------ ---------------------------------------------------------------------------------------------------
00727              ADDT'L RECEIVABLES
------------------ ---------------------------------------------------------------------------------------------------
00728              REVERSE PARTIAL/PARTIAL
------------------ ---------------------------------------------------------------------------------------------------
00729              PARTIAL/PAYPRICE YIELD
------------------ ---------------------------------------------------------------------------------------------------
00739              SECURITIZATION REPO
------------------ ---------------------------------------------------------------------------------------------------
00740              SECONDARY MARKET POOLS
------------------ ---------------------------------------------------------------------------------------------------
00741              SPLIT DISBURSEMENT
------------------ ---------------------------------------------------------------------------------------------------
00742              SPLIT DISBURSEMENT PARTIAL
----------------------------------------------------------------------------------------------------------------------


                                                          Servicing Requirements
                                                                    Attachment 1

                                  ATTACHMENT 2

                          BALLOON MORTGAGE NOTIFICATION

((SERVICER LETTERHEAD))

((Obligor name))
((Address 1))
((City)), ((ST))  ((Zip))

((Servicer name)) File No.

RE:      Notice of Maturity/Balloon
         Due Date: ((Balloon date))
         Property: ((Collateral address))

Dear ((Obligor name)):

On the date indicated above, your loan matures and final payment of the balance is due in full. Final payment must be made on or before ((Balloon date)) to:

                          ((Servicer payment address))

Your final payment is estimated to be $ ((Balloon Payment)). THIS IS AN ESTIMATE BASED ON THE TIMELY PAYMENT OF ALL SCHEDULED INSTALLMENTS COMING DUE BETWEEN THE DATE OF THIS NOTICE AND THE DATE OF FINAL PAYMENT. To obtain an exact pay-off quote, please make a request by one of the following methods: ((Servicer contact information))

((Servicer name)) is currently offering programs to eliminate your balloon. Taking care of your balloon now will help you avoid the rush and panic of looking for new financing. If you are interest in finding out more about ((Servicer name)) programs please call ((Servicer contact telephone number)).

Sincerely,

((Servicer representative))



                                                          Servicing Requirements
                                                                    Attachment 2

                                  ATTACHMENT 3

           LOTTERY, ANNUITY, STRUCTURED SETTLEMENT, AND MISCELLANEOUS CASH FLOW PAYOFF SATISFACTION NOTICE TO ORIGINAL BENEFICIARY

((SERVICER LETTERHEAD))

((Original Beneficiary))
((Address 1 ))
((City)), ((ST))  ((Zip))

RE: ((Payment Obligor))

((Owner name, i.e. Metropolitan company)) # ((Owner account number))

Dear ((Original Beneficiary)),

Please be advised your account with ((Owner name)) #((Owner account number)) has been paid in full and closed. Please advise ((Payment Obligor)), in writing that, your payments should now be sent to you or the current owner/assignee of the payments.

Thank you for the opportunity to work with you. Please feel free to contact us in the future should the need arise.

                                               Sincerely,

                                               ((Servicer Representative))





                                                          Servicing Requirements
                                                                    Attachment 3
                                                                   Page 49 of 59

                                  ATTACHMENT 4

       FARM SUBSIDY PAYOFF SATISFACTION NOTICE TO COUNTY RECORDING OFFICE

RECORDATION REQUESTED BY:


Metropolitan CRP Trust 1997-A
((or PFC Trust 1997-A, throughout document))
601 W. 1st Avenue
Spokane, Washington 99201


WHEN RECORDED MAIL TO:


((Replace with Servicer name, address))
Metwest Mortgage Services, Inc.
P.O. Box 2162
Spokane, Washington 99210-2162
Attn: Records Management 410002402                SPACE ABOVE THIS LINE IS FOR RECORDER'S USE ONLY
----------------------------------------------- ------------------------------------------------------


                                     RELEASE
                                       OF
                   NOTICE OF PURCHASE AND ASSIGNMENT AGREEMENT

         NOTICE IS HEREBY GIVEN that the undersigned, Metropolitan CRP Trust 1997-A, located at 601 W. 1st Avenue, Spokane, County of Spokane, Washington, hereby certifies and declares that the Notice of Purchase and Assignment Agreement dated January 20, 2000 executed by John F. Cole, located at 1893 Wallace Street, Simi Valley CA 93065, and recorded on February 1, 2000 in the office of the county recorder of Otoe, in the State of Nebraska, in book 77, at page 313, together with the debt secured by the Notice of Purchase and Assignment Agreement, fully paid, satisfied,. released, and discharged, and that the property secured by the mortgage has been released from the lien of the Notice of Purchase and Assignment Agreement, to-wit:

         For legal description see Exhibit "A" attached hereto and incorporated herein by this reference.

Metropolitan CRP Trust 1997-A



By:
    ----------------------------------------
         Southshore Corporation, Trustee
         Reuel Swanson, Secretary
         ((Replace with Servicer designee))

State of Washington        )
                           ) ss.
County of Spokane          )

         On this _____ day of __________, 2001, before me, _______________, the undersigned officer, personally appeared Reuel Swanson, who acknowledged themselves to be the secretary of Southshore Corporation, as Trustee for Metropolitan CRP Trust 1997-A, a corporation. and that they, as such secretary, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as secretary.


                                                          Servicing Requirements
                                                                    Attachment 4

         In witness whereof I hereunto set my hand and official seal.


                       _________________________________________________________
                       Notary Public in and for the State of Washington Residing at ______________________________________________________
                       My Commission expires: ________________


                                                          Servicing Requirements
                                                                    Attachment 4

                                  ATTACHMENT 5

              FARM SUBSIDY PAYOFF SATISFACTION NOTICE TO FSA OFFICE

((SERVICER LETTERHEAD))

Reagan Upton Irion County FSA Office
((Replace with applicable FSA Office))
((Address 1))
((City)), ((ST)) ((Zip))

RE:      ((Farm Producer/Operator))

To Whom It May Concern:

Regarding the above referenced assignment, please terminate the CCC - 36 assignment requested by ((Farm Producer/Operator)) ("our Seller'), for the amount of $125,000.00 for the years 1998 through 2004 ((Replace with assignment information from the applicable Contractual Requirement documents found in the Servicing File)).

Please sign this letter where noted below, thereby acknowledging and agreeing to make the change as requested. Please return the executed letter to Metropolitan PFC Trust 1997-A ((or CRP Trust 1997-A)), at its address specified below, together with any additional forms required by the FSA Office, necessary to effectuate the aforesaid change.

Thank you for your cooperation and assistance in this matter.  Sincerely.

Metropolitan PFC Trust 1997-A ((or CRP Trust 1997-A))

-------------------------------------------
By:      Southshore Corporation
         Reuel Swanson, Secretary
         ((Replace with Servicer designee))

Acknowledgement by((FSA Office))

-------------------------------------------
By:
Its:


                                                          Servicing Requirements
                                                                    Attachment 5

                                  ATTACHMENT 6

        FARM SUBSIDY PAYOFF SATISFACTION NOTICE TO FARM PRODUCER/OPERATOR

((SERVICER LETTERHEAD))

((Farm Producer/Operator))
((Address 1 ))
((City)), ((ST)) ((Zip))

Re:      Reagan Upton Irion County FSA Office
         ((Replace with applicable FSA Office))
         ((Servicer))File #((Servicer account number))

Dear Sir or Madam:

Please be advised your account with Metropolitan PFC Trust 1997-A ((or CRP Trust 1997-A)) has been paid in full and is closed. A request for termination of the CCC-36 assignment has been sent to ((FSA Office)).

Thank you for the opportunity to work with you.

Sincerely,



((Servicer representative))



                                                          Servicing Requirements
                                                                    Attachment 6

                                  ATTACHMENT 7

          EXAMPLE OF FULL PAYOFFS OF PARTIALS, REVERSE PARTIALS, SPLIT DISBURSEMENT, AND PARTIAL FRACTIONALS PRIOR TO TERMINATION OF
             PASS THROUGH PERIOD OR TERMINATION OF OWNER'S INTEREST

In the following example, the Owner purchased 120 payments of $440.43 each. The Obligor has made 71 scheduled payment plus one principal reduction of $1,000 and has incurred fees and late charges. In addition, there is $6.00 in his suspense account. The account paid in full on 5/13/01, with interest paid to 4/1/01.

Part 1 of the worksheet captures the payoff information on the Obligor's balance, including original status information. The beginning balance (A) is amortized through the received cashflow, and the interest is calculated on the ending balance. Fees and late charges are added to the payoff amount and suspense funds are subtracted to determine the "Total to pay in full" (B). Notice that the escrow account is not mentioned here. Since this amount is not used to calculate the payoff, it does not need to be dealt with it on this worksheet. If it had been used as a credit to payoff, it would have been included as a credit on the worksheet as well.

Part 2 of the worksheet is used to calculate the payoff to the Owner, after the amount due on the total note, as well as any overage of interest per diem to the Obligor (C) is calculated on Part 1. Again, the original balance of the Owner's 120-payment partial (D) is captured and in this case, the Owner was to receive 100% of each of those 120 payments. The cashflow is amortized and the interest due calculated on the remaining balance. Fees, late charges and suspense funds are carried through to determine the total required to payoff the Owner's interest (E). This total is subtracted from the amount received as payoff on the Obligor's balance (F), less the Obligor's refund (G), where applicable. The resulting amount (H) is owed to the Remainderman, whose SSN must be known to report correctly the amount of interest income included in that payoff amount (calculated in the table following the payoff calculation worksheet).

Upon completion of this task, the payoff disbursement check would be issued to the Remainderman as well as the IRS Form 1099Int created with the reportable amount in Box 1.


                                                          Servicing Requirements
                                                                    Attachment 7

Payoff Calculation Worksheets

PART 1:

FULL BALANCE INFORMATION

File Number: 123456

(A)      Beginning Balance: $40,000

Payment: $440.43

Interest Rate: 12.0 %

Number and Amounts of Payments Received:

50 @ 440.43, 1 @ 1,440.43, 20 @ 440.43

Ending Balance                                                   $34,628.33
One Month's Interest 346.28 X 1 Months                               346.28
Interest from to 5112/01                                             136.62
Per Diem 11.38 X 12 Days
Miscellaneous Charges                                                354.00
Late Charges                                                          25.53
Unapplied Funds Balance                                                6.00

(B) Total to pay in full                                         $35,484.76
Total Received                                                    35,600.00
(C) Amount to be refunded to Obligor                                 115.24


                                                          Servicing Requirements
                                                                    Attachment 7

PART 2:

PARTIAL ACCOUNT INFORMATION

File Number: 12345

(D)      Beginning Balance: $30,698.20

Payment Amount: $440.43

Interest Rate: 12%

Number and Amounts of Payments Received:

50 @ 440.43, 1 @ 1,440.43, 20 @ 440.43

Ending Balance                                                   $15,775.16
One Month's Interest 157.75 X 1 Months                               157.75
Interest to 5/12/01                                                   62.24
Per Diem 5.19 X 12 Days
Miscellaneous Charges                                                354.00
Late Charges                                                          25.53
Unapplied Funds Balance                                                6.00

(E) Total to pay in full                                         $16,380.68
(F) Amount Received                                               35,600.00
(G) Less Amount refunded to Obligor (from C)                         115.24
(H) Refund to Remainderman                                        19,116.08

Remainderman: John Smith
Tax ID Number: ###-##-####

Calculation of amount to include in Box 1 of IRS Form 1099Int. Amounts determined from referenced worksheet items.

--------------------------------------------- -------------- ------------------------------------------- -------------
(A) Beginning Principal Full Contract             40,000.00  (B) Full Contract Total Due                    35,484.76

(D) Partial Principal Amount Sold                 30,898.20  (E) Total Due to Purchaser (Owner)             16,368.68
--------------------------------------------- -------------- ------------------------------------------- -------------
1 (A-D) Remainderman Retained Principal            9,031.80  2 (B-E) Difference Due to Remainderman         19,116.08
--------------------------------------------- -------------- ------------------------------------------- -------------
                                                             3 (2-1) Reportable Interest Income; Box        10,084.28
                                                             1, IRS Form 1099Int
                                                             ------------------------------------------- -------------


                                                          Servicing Requirements
                                                                    Attachment 7

                                  ATTACHMENT 8

                      REMAINDERMEN DELINQUENCY NOTIFICATION

((SERVICER LETTERHEAD))

((Account and delinquency information))

Dear((Remaindermen)),

The above-referenced account is in default for failure to pay mortgage loan installments when due. The amount of this default, as of the date hereof, is shown above.

This receivable was purchased by ((Owner name, i.e. Metropolitan company)), (the "Company") pursuant to the terms of a receivable purchase and sale agreement ("Agreement").

You may repurchase this receivable by paying to the Company the amount due it pursuant to the Agreement. The Agreement sets forth your rights should you elect not to exercise this option, including time limitations affecting these rights.

If the mortgage loan default remains uncured, the Company has authorized ((Servicer)) to initiate foreclosure proceedings in less than thirty (30) days. You should be aware that if ((Servicer)) does not hear from you within thirty
(30) days, preparation and completion of the foreclosure will reduce, considerably or altogether, any remaining interest you might still hold in the receivable.

If you would like more information on your options, or would like to repurchase the receivable now, please call ((Servicer contact phone #)).

Sincerely,

((Servicer representative))


                                                          Servicing Requirements
                                                                    Attachment 8

                                  ATTACHMENT 9

                     REMAINDERMEN MODIFICATION NOTIFICATION

((SERVICER LETTERHEAD))

Re:      Account No.:               ((Servicer account number))
         Property Address: ((Collateral address))

Dear ((Remaindermen)),

((Owner, i.e. Metropolitan company)) has agreed to amend the above-mentioned account with the purchaser ((Obligor)). Please sign the enclosed addendum to indicate acceptance of this modification. If response has not been received within ten (10) days of the date of this letter, it will be considered evidence of agreement and approval.

If you have any questions, please feel free to contact ((Servicer contact information)).

Very truly yours,



((Servicer representative))

Enclosure


                                                          Servicing Requirements
                                                                    Attachment 9

                ADDENDUM TO RECEIVABLE PURCHASE & SALE AGREEMENT

         THIS addendum is to be attached to and made a part of that certain Receivable Purchase & Sale Agreement ("RPSA") dated ((date of applicable RPSA)), made by and between, ((Original Beneficiary)) ("SELLER") and ((Owner, i.e. Metropolitan company)), ("PURCHASER").

         WHEREAS the Receivable is delinquent for ((Obligor's full balance account delinquency information, to include total due from Obligor, and number, amount, and dates of delinquent payments)).

         WHEREAS the unpaid principal balance of the Receivable as of the date of this Agreement is $((Obligor's full balance account unpaid principal balance)).

         WHEREAS the unpaid balance of the Amount Purchased by Purchaser is $((Owner's Asset account unpaid principal balance, plus sums defined in this sentence)), which sum includes interest to the date hereof on the unpaid principal portion at the rate set forth in the Receivable (currently ((interest rate))% per annum), from ((interest paid to date)), together with penalties and late charges provided therein incurred by the Payor, and any additional expenses incurred by Purchaser.

         WHEREAS the Receivable is delinquent and to avoid foreclosure the Payor desires to modify the terms of the Receivable. The RPSA is hereby amended as set forth in the Amendment attached hereto as Exhibit A and incorporated herein by this reference as though fully set forth.

         EXCEPT as otherwise provided in this Agreement, the Receivable Purchase & Sale Agreement shall remain unchanged.

         IN WITNESS WHEREOF, the parties have signed and delivered this Agreement this ____ day of __________, 2000.

SELLER:                              _______________

PURCHASER:                           _______________


                                                          Servicing Requirements
                                                                   Attachment 10
                                                                   Page 59 of 59

                                    EXHIBIT B


                          SERVICING TRANSFER PROVISIONS


A. Prior to each Transfer Date:

         1. The related Owner shall inform all flood and private mortgage insurance companies and/or their agents providing insurance with respect to any Mortgage Loan of the transfer and request a change in the loss payee mortgage endorsement clause to the Subservicer's name. With respect to each Mortgage Loan which is covered by a force placed insurance policy, the related Owner shall cause such policy to be canceled as of the Transfer Date, and the Subservicer shall cause such insurance to be provided by its force placed carrier as of such Transfer Date. On each Transfer Date, the related Owner shall provide to the Subservicer a list of all Mortgage Loans covered by force placed insurance that will be canceled in connection with the transfer of servicing of such Mortgage Loans to the Subservicer.

         2. The Subservicer shall obtain transferable life-of-loan real estate tax service contracts with either TransAmerica Real Estate Tax Service or First American Real Estate Tax Service on all the Mortgage Loans.

         3. If required by law, the related Owner shall, no later than fifteen
(15) days prior to the Transfer Date, cause the related Owner to inform all Obligors of the change in servicer from the then current servicer to the Subservicer by written notice in accordance with applicable law; provided, however, the content and format of such letters shall have the prior approval of the Subservicer. The related Owner shall promptly provide the Subservicer with copies of all such notices. If the Asset is newly originated and if not required by law, no such notice will be sent. Other than with respect to the initial pool of Assets to be serviced under the Flow Subservicing Agreement, the Owners shall use their best efforts to have disclosures included in the documentation for subsequent Asset originations providing that the related Obligors shall make their initial payments with respect to such Asset to the Subservicer.

         4. With respect to private mortgage insurance, hazard, flood, earthquake and other insurance premiums for insurance covering any of the Mortgage Loans, and real estate taxes for which bills have been received by the related Owner prior to the Transfer Date, the related Owner will send to the Subservicer, and the Subservicer will pay, any such bills and any bills received by the Subservicer on or after the Transfer Date not paid by the Mortgagor or an Owner, subject to Subservicer's rights to reimbursement under the Flow Subservicing Agreement and its limitation of liability set forth in Section 2.3(b) of the Flow Subservicing Agreement.

         5. The related Owner shall deliver to the Subservicer available computer or like records of the related Owner reflecting the status of payments, balances and other pertinent information on the Assets as of the Transfer Date (such information shall include, but not be limited to, comprehensive tax and insurance information for each Asset, identifying payee, payee address, next payment due date, next amount payable, policy number/parcel number). Such records shall include magnetic tapes reflecting all computer files maintained by the related Owner with respect to the Assets, shall include hard copy trial balance reports and schedules if



                               EXHIBIT B - Page 1
requested, and as reasonably required, by the Subservicer, shall be in a format and storage medium acceptable for conversion to the Subservicer's servicing computer system, and shall be delivered at least five (5) Business Days prior to the Transfer Date, if such records exist. The Owners are not required to maintain such records for Assets originated or acquired by the Owner within fifteen (15) Business Days of the Transfer Date.

         6. A hard copy of the asset file for each Asset (the "Servicing File"), consisting of all documents available to the related Owner with respect to such Asset, including original credit files held by the related Owner, to be delivered within five (5) Business Days after the Transfer Date. In addition, upon the Subservicer's reasonable request, the related Owner shall assist the Subservicer in all reasonable respects in the Subservicer's efforts to obtain any additional documents or information necessary to enable the Subservicer to service the Assets properly. The related Owner shall be responsible for curing all document deficiencies necessary to fulfill its obligations under the Flow Subservicing Agreement. If the deficiency has not been cured in a timely manner and is preventing the proper servicing of an Asset, the Subservicer may cure such deficiencies and shall be reimbursed by the related Owner for costs incurred in connection therewith.

         7. With respect to Assets for which the Obligor is in bankruptcy, the related Owner shall provide the Subservicer with the following information in electronic form: attorney name, address and phone number, foreclosure status, bankruptcy status and bankruptcy case number, filing date and chapter. In addition, Subservicer shall notify the bankruptcy trustee with respect to each related Asset of the change in servicer from the related Owner to the Subservicer and shall provide the Subservicer with copies of such notices.

B. After each Transfer Date:

         1. Within five (5) Business Days after the Transfer Date, the related Owner will deliver to the Subservicer reports setting forth all Loan escrow/impound balances as of the Transfer Date, reporting all unposted payments and unearned fees which are deemed collected as of the Transfer Date, and including a reconciliation of such escrow/impound balances; provided, however, that if the Asset was originated or acquired by the Owner within fifteen (15) Business Days of the Transfer Date such information need not be provided.

         8. The related Owner shall deliver to the Subservicer any correspondence received by the related Owner relating to the Assets after the Transfer Date, such as tax bills, insurance bills, Obligor letters and the like. Such items shall be forwarded to the Subservicer within five (5) Business Days following the day on which the correspondence is received by the related Owner . The correspondence shall be forwarded to the Subservicer via overnight courier for the first sixty (60) days subsequent to the Transfer Date and via regular mail thereafter.

         9. The related Owner shall deliver to the Subservicer any payments on the Assets received by the related Owner from the related Obligors for a period of seventy-five (75) days following the Transfer Date. The related Owner shall forward or cause the related Owner to forward any such payment to the Subservicer via overnight courier within two (2) Business Days after the related Owner's or the related Owner's receipt thereof. Thereafter, the related Owner shall return to the related Obligors any payments on the Assets received by the related Owner.



                               EXHIBIT B - Page 2

         10. The related Owner shall prepare and send (or cause to be prepared and sent), in accordance with the provisions of the Flow Subservicing Agreement, Internal Revenue Service Form 1098's and 1099's to all Obligors for the period from January 1 of the year in which the Transfer Date occurs through the Transfer Date.

         11. Unless the related Asset was originated or acquired by the Owner within fifteen (15) Business Days of the related Transfer Date, no later than one (1) Business Day after the Transfer Date, the related Owner shall deliver to the Subservicer, copies of all investor cut-off or accounting reports as of the Transfer Date relating to the Assets transferred on such Transfer Date, including a trial balance and reports of collections, delinquencies, prepayments, curtailments, escrow payments, escrow balances, partial payments, partial payment balances and other like information on the Assets.










                               EXHIBIT B - Page 3

                                    EXHIBIT C

                          SERVICING AND DEBOARDING FEES

The Subservicer shall be entitled to the following Servicing Fees for each Asset subject to the Flow Subservicing Agreement for the related month (or portion thereof).

OCWEN RESIDENTIAL SERVICING FEES

APPLICABLE TO ALL ASSETS OTHER THAN COMMERCIAL MORTGAGE LOANS                                      REO
SERVICED BY THE COMMERCIAL FINANCE DIVISION PURSUANT TO                         EQUAL TO OR       METRO     REO OCWEN
SECTION 2.1(g)                                                   LESS THAN 90   GREATER THAN 90  MANAGED     MANAGED
-----------------------------------------------------------------------------------------------------------------------
Fulls Residential                                                  $ 15.00         $ 80.00      $  90.00    $125.00

CNC Fulls - Contract Acquisition Residential                       $ 15.00         $ 80.00      $  90.00    $125.00

CNC Outside Serviced - Contract Acquisition Residential            $ 30.00         $160.00      $  90.00    $125.00

CNC Partials - Contract Acquisition Residential                    $ 30.00         $160.00      $ 175.00    $250.00

CNC Outside Serviced Partials - Contract Acquisition Residential   $ 30.00         $160.00      $ 175.00    $250.00
----------------------------------------------------------------------------------------------------------------------

ALTERNATIVE CASHFLOWS                                               MONTHLY
----------------------------------------------------------------------------------------------------------------------
Lotteries                                                           $10.00

Farm Subsidies                                                      $10.00

Annuities                                                           $10.00

Structured Settlements (Assignable)                                 $10.00

Timeshares                                                          $ 15.00        $ 80.00       $ 90.00   $125.00
----------------------------------------------------------------------------------------------------------------------

OCWEN COMMERCIAL SERVICING FEES

APPLICABLE ONLY TO COMMERCIAL MORTGAGE LOANS                                                      REO
SERVICED BY THE COMMERCIAL FINANCE DIVISION                                     EQUAL TO OR      METRO     REO OCWEN
PURSUANT TO SECTION 2.1(g)                                       LESS THAN 90   GREATER THAN 90  MANAGED     MANAGED
----------------------------------------------------------------------------------------------------------------------
Principal Balance up to $1,000,000                                 $205.00         $500.00       $750.00   $1,250.00

Principal Balance $1,000,001 to $3,000,000                         $290.00         $600.00       $850.00   $1,550.00

Principal Balance $3,000,001 or Greater                            $375.00         $700.00       $950.00   $2,500.00


                               EXHIBIT C - Page 1

                                 DEBOARDING FEES

PERIOD FOLLOWING THE DATE ON
WHICH ASSET MADE SUBJECT TO            DEBOARDING FEE                 DEBOARDING FEE
FLOW SUBSERVICING AGREEMENT       (RESIDENTIAL DIVISION)(1)      (COMMERCIAL DIVISION)(2)
----------------------------      -------------------------      ------------------------

0 - 12 months                           $25 per Asset            $1,000 per Commercial
                                                                   Mortgage Loan(3)
13 - 24 months                          $15 per Asset            $ 500 per Commercial
                                                                   Mortgage Loan(4)
25 months and thereafter                $ 0 per Asset            $  0 per Commercial
                                                                     Mortgage Loan

----------

(1) Includes any Assets, including Commercial Mortgage Loans, serviced by the residential servicing division of the Subservicer.

(2) Includes only Commercial Mortgage Loans serviced by the commercial finance division of the Subservicer.

(3) For loans with an unpaid principal balance of less than $300,000 as of the Transfer Date, the fee shall be $500.

(4) For loans with an unpaid principal balance of less than $300,000 as of the Transfer Date, the fee shall be $250.



                               EXHIBIT C - Page 2

                                    EXHIBIT D

                           ANCILLARY INCOME ALLOCATION

COMMERCIAL ANCILLARY INCOME                                           RECIPIENT
---------------------------                                           ---------
Participating Fees*                                                     Owner
Exit Fees*                                                              Owner
Equity Participation*                                                   Owner
Deferred Origination*                                                   Owner
Deed Release*                                                           Owner
Pre-approved Modifications & Extension*                                 Owner
Extension Fees - Current Account*                                       Owner
Default Interest*                                                       Owner
Prepayment Penalties*                                                   Owner
Pledge of Stock (or other cash or income producing security)*           Owner
Late Fees                                                            Subservicer
Modification Fee (1%) (1)                                            Subservicer
Nonperforming Commercial Mortgage Loan Disposition              Subservicer/Ocwen(3)
Fee (0.50%) (2)
REO Disposition Fee (1%)                                        Subservicer/Ocwen(3)

----------

* Provisions for these actions and fees are set forth in the related loan documents

(1) Only payable to the Subservicer to the extent collected from the related Obligor.

(2) Applicable to all Commercial Mortgage Loans that are 90 or more days delinquent that are either reinstated or resolved through a payoff or negotiated settlement as approved by the Owner.

(3) Fee shall be split between the Subservicer and the Owner in accordance with the following general guidelines or as otherwise mutually agreed by the Owner and the Subservicer: (a) if the Owner was the lead in negotiating, documenting and closing the transaction, the Subservicer would receive up to 50% of the applicable fee, (b) if the Owner was involved, but not the primary participant in negotiating, documenting and closing the transaction, the Subservicer would receive 75% of the applicable fee, or (c) if the Owner was only involved to a minor extent, the Subservicer would receive 100% of the applicable fee. On or prior to February 1, 2002, the Subservicer and the Owners agree to consult and cooperate in determining whether any specific changes should be made to the foregoing fee splitting procedure based on the experience to date.



                               EXHIBIT D - Page 1

                                    EXHIBIT E

                          SERVICING FILE SPECIFICATIONS

                             CONTENTS OF LOAN FILES

A. With respect to each Mortgage Loan, the Loan File shall include each of the following items:

         1. Copy of the original Promissory Note.

         2. Copy of the original recorded Mortgage or Deed of Trust or certified true copy of the Mortgage submitted for recording if the original recorded Mortgage has not yet been returned.

         3. A copy of the original recorded Assignment of Mortgage to the related Loan Owner if the Loan Owner is not the Mortgagee or beneficiary under the original Mortgage or Deed of Trust executed by the assignor, and, if required by Servicing Requirements, recorded. Subject to the foregoing and to Servicing Requirements, such assignments may be by blanket assignments for Mortgage Loans covering Mortgaged Properties situated within the same county.

         4. Copy of the original policy of lender's title insurance, if applicable.

         5. Evidence of all Insurance Policies and Insurance Agreements, if applicable.

         6. Copy of the original of each assumption, extension, forbearance and modification agreement, if any.

         7. Copy of the original recorded intervening Assignments of Mortgage, if any.

         8. Original copy of the hazard insurance policy or certificate thereof, if applicable and, in certain instances any evidence of flood insurance, with extended coverage of the hazard insurance policy which may be appropriate.

         9. Residential or commercial appraisal, as applicable, if any.

         10. Origination documents, if applicable, not available on seller financed portfolio or certain pool acquisitions:

                  A.       Loan application;

                  B.       Credit Report;

                  C. Preliminary Title Report and/or Commitment for Title Insurance. Copies of easements and/or restrictions and Tax Search sheet, if applicable; and

                  D.       Loan Commitment, if any.



                               EXHIBIT E - Page 1

         11. Closing certificates (for residential loans, if applicable, will not be available on seller financed, employee loan portfolio or certain pool acquisitions:

                  A. Executed Truth in Lending statement pursuant to Federal Reserve Board Regulation Z;

                  B. Notices pursuant to the Equal Credit Opportunity Act and Federal Reserve Board Regulation B, as amended;

                  C.       Form HUD-1 (Real Estate Settlement Procedures Act);

                  D. If a refinance Mortgage, copy of the notice of right to rescind, signed and dated; and

                  E. Sale contract/deposit receipt, or escrow instructions, as required.

         12. Other papers and records developed or originated by the Seller or others, required to document the Mortgage Loan or to service the Mortgage Loan pursuant to Metwest Servicing Requirements.

         13. In addition, with respect to Commercial Mortgage Loans:

                           a. A copy of the original security agreement, if any, and of any intervening assignment thereof in recordable form to the Loan Owner and all intervening assignments showing an unbroken chain of assignment from the originator thereof to the Person assigning such security agreement to the Loan Owner.

                           b. A copy of the original of the related assignment of leases, if any (if such item is a document separate from the Mortgage) and of any intervening assignments thereof that precede the assignment to the Loan Owner, in each case with evidence of recording indicated thereon showing an unbroken chain of assignment from the originator thereof to the person assigning such assignment of leases to the Loan Owner.

                           c. A copy of an original assignment of any related assignment of leases (if such item is a document separate from the Mortgage), in recordable form to the Loan Owner.

                           d. Copies of filed copies of any prior UCC financing statements in favor of the originator of such Commercial Mortgage Loan or in favor of any assignee prior to the Loan Owner, if any, and copies of the original UCC-2s or UCC-3s, as appropriate, in favor of the Loan Owner in each case, perfecting a security interest in personal property.



                               EXHIBIT E - Page 2

                           e. A copy of any related loan agreement, ground lessor recognition agreement, collateral lease, management agreement, guaranty, collateral assignment or other similar agreements made for the benefit of the originator of such Commercial Mortgage Loan, if any, and, if separate from the Mortgage, original assignments thereof in favor of the Loan Owner (and all intervening assignments).

                           f.       Broker Price Opinions, if any.

                           g.       Mortgage Loan histories, if any.

                           h.       Environmental consultant's reports, if any.

                           i. Pleadings and correspondence relating to foreclosure or collection efforts, if any.

                           j. Correspondence with borrower relating to default or collection efforts, if any.

                           k.       Property inspections, if any.

                           l.       Operating statements, if any.

                           m.       Borrower financial statements, if any.

B. With respect to Mortgage Loans that are Land Sale Contracts:

         1. Copy of the original Land Sale Contract with evidence of recording indicated thereon or if the evidence of recording is not indicated on such Land Sale Contract, a Memorandum of Land Sale Contract with evidence of recording indicated thereon, or appropriate recorded copy of the original Warranty Deed to Seller.

         2. A copy of the assignment of Land Sale Contract to the related Loan Owner executed by the assignor, and, if required by Servicing Requirements, recorded.

         3. Copy of the original title insurance policy (or duplicate policy) or, if the original title insurance policy has not been issued, the irrevocable commitment to issue the same.

         4. Copies of all assumption, modification and substitution agreements in those instances where the terms or provisions of the Land Sale Contract have been modified or assumed.

         5. Copy of warranty deed in the name of the related Loan Owner, if not included in the assignment of Land Sale Contract.


                               EXHIBIT E - Page 3

         6. Copies of all original recorded intervening assignments, if any, of the Land Sale Contract, with recording information thereon, showing a complete chain of assignment from the originator of the Land Sale Contract to the related Loan Owner.

         7. To the extent contained in the file, in the case of each Land Sale Contract relating to a Commercial Property, filed copies of prior UCC financing statements, if any, in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the related Loan Owner and original UCC-2s or UCC-3s, as appropriate, in favor of the related Loan Owner.

         8. To the extent contained in the file, in the case of each Land Sale Contract relating to a Commercial Property, copies of the related loan agreement, ground lessor recognition agreement, collateral lease, management agreement, guaranty, collateral assignment or other similar agreements made for the benefit of the originator of such Mortgage Loan, if any, and, if separate from the Mortgage, copies of the original assignments thereof in favor of the related Loan Owner.

         9. Residential or commercial appraisal, as applicable, if any.

         10. Origination documents, if applicable, not available on seller financed portfolio or certain pool acquisitions

                           a.       Loan application;

                           b.       Credit Report;

                           c. Preliminary Title Report and/or Commitment for Title Insurance. Copies of easements and/or restrictions and Tax Search sheet, if applicable; and

                           d.       Loan Commitment, if any.

         11. Closing certificates (for residential Land Sale Contracts, if applicable)- not available on seller financed portfolio, employee loans or certain pool acquisitions:

                           a. Executed Truth in Lending statement pursuant to Federal Reserve Board Regulation Z;

                           b. Notices pursuant to the Equal Credit Opportunity Act and Federal Reserve Board Regulation B, as amended;

                           c.       Form HUD-1 (Real Estate Settlement
                                    Procedures Act);

                           d. If a refinance Mortgage, copy of the notice of right to rescind, signed and dated; and

                           e. Sale contract/deposit receipt, or escrow instructions, as required.



                               EXHIBIT E - Page 4

         12. Other papers and records developed or originated by the Seller or others, required to document the Land Sale Contracts or to service the Land Sale Contracts pursuant to Metwest Servicing Requirements.

C. With respect to each Non-Mortgage Loan, the Loan File shall include each of the following items:

         1. Copy of the original note, when applicable.

         2. Copy of the original security agreement or similar agreement granting a security interest in collateral.

         3. Evidence of all Insurance Policies and Insurance Agreements, if any.

         4. Copy of the original of each assumption, extension and modification agreements, if any.

         5. Collateral appraisal, if applicable.

         6. Origination documents, if any:

                           a.       Loan application;

                           b.       Credit Report; and

                           c.       Loan Commitment, if any.

         7. Other papers and records developed or originated by the Seller or others, required to document the Non-Mortgage Loan or to service the Non-Mortgage Loan pursuant to Metwest Servicing Requirements.

         8. In addition, with respect to Timeshare Loans:

                           a.       Copy of the original Promissory Note.

                           b. Copy of the original recorded Mortgage or Deed of Trust or certified true copy of the Mortgage submitted for recording if the original recorded Mortgage has not yet been returned.

                           c. A copy of the original recorded Assignment of Mortgage to the related Loan Owner if the Loan Owner is not the Mortgagee or beneficiary under the original Mortgage or Deed of Trust executed by the assignor, and, if required by Servicing Requirements, recorded. Subject to the foregoing and to Servicing Requirements, such assignments may be by blanket assignments for Mortgage Loans covering Mortgaged Properties situated within the same county.



                               EXHIBIT E - Page 5

                           d. Copy of the original of each assumption, extension and modification agreements, if any.

                           e. Copy of the original recorded intervening Assignments of Mortgage, if any.

                           f. Other papers and records developed or originated by the Seller or others, required to document the Mortgage Loan or to service the Mortgage Loan pursuant to Metwest Servicing Requirements.

         9. In addition, with respect to Lottery Loans :

                  A. Copy of Court Order, certified true and correct copy from issuing court, if applicable.

                  B.       Copy of original promissory note, if applicable.

                  C.       Security Agreement, if applicable.

                  D. To the extent contained in the file, in the case of each Alternative Cashflow Transaction relating to a Lottery loan transaction or other collateral loan, filed copies of prior UCC financing statements, if any, in favor of the originator of such Lottery loan transaction or other collateral loan or in favor of any assignee prior to the related Loan Owner and original UCC-2s or UCC-3s, as appropriate, in favor of the related Loan Owner.

                  E.       Loan Agreement, if applicable.

                  F. Acknowledgement letter from Lottery Commission, Annuity Owner, or Payment Obligor, if applicable, if any, in favor of the originator of such Lottery Loan or other collateral loan or in favor of any assignee prior to the related Loan Owner and original UCC-2s or UCC-3s, as appropriate, in favor of the related Loan Owner.

                  G. Receivable Purchase and Sale Agreements between Seller and/or Broker and Metropolitan affiliated company.

LOTTERY ASSIGNMENTS:

                  A. Copy of Court Order, certified true and correct copy from issuing court, if applicable.

                  B.       Copy of Annuity Policy, if applicable.

                  C. Copy of original Lottery Prize Assignment between Broker and Seller (prize winner), if applicable.


                               EXHIBIT E - Page 6

                  D. To the extent contained in the file, in the case of each Alternative Cashflow Transaction relating to a Assignable Lottery transaction or other collateral loan, filed copies of prior UCC financing statements, if any, in favor of the originator of such Assignable Lottery transaction or other collateral loan or in favor of any assignee prior to the related Owner and original UCC-2s or UCC-3s, as appropriate, in favor of the related Owner.

                  E. Acknowledgement letter from Lottery Commission, Annuity Owner, or Payment Obligor, if applicable.

                  F. Receivable Purchase and Sale Agreements between Seller and/or Broker and Metropolitan affiliated company.

LOTTERY TRUST TRANSACTIONS:

                  A.       Signed copy of the trust agreement.

                  B. Copy of Court Order, certified true and correct copy from issuing court, if applicable.

                  C.       Copy of original promissory note, if applicable.

                  D.       Security Agreement, if applicable.

                  E. To the extent contained in the file, in the case of each Alternative Cashflow Transaction relating to a Lottery trust transaction, filed copies of prior UCC financing statements, if any, in favor of the originator of such Lottery trust or in favor of any assignee prior to the related Loan Owner and original UCC-2s or UCC-3s, as appropriate, in favor of the related Loan Owner.

                  F.       Loan Agreement, if applicable.

                  G. Acknowledgement letter from Trustee in favor of the originator of such transaction or any assignee prior to the related Loan Owner.

                  H. Receivable Purchase and Sale Agreements between Seller and/or Broker and Metropolitan affiliated company.

JUDGMENT TRANSACTIONS:

                  A. Filed copy of the judgment against the city/county, etc.

                  B.       Signed copy of the settlement agreement, if any.

                  C.       Complete copy of the annuity policy, if any.

                  D.       UCC, judgment and lien search made on the seller.



                               EXHIBIT E - Page 7

                  E.       Affidavit made by the seller.

                  F.       Notice of assignment and direction of payments.

                  G. Payment distribution letter (pass-thru letter), if needed.

                  H. Receivable Purchase and Sale Agreements between Seller and/or Broker and Metropolitan affiliated company.

ANNUITY TRANSACTIONS:

                  A.       Copy of Annuity Policy, if applicable.

                  B. Copy of original Assignment Agreement between Broker and Seller (prize winner), if applicable.

                  C. To the extent contained in the file, in the case of each Alternative Cashflow Transaction relating to a Assignable Annuity transaction or other collateral loan, filed copies of prior UCC financing statements, if any, in favor of the originator of such Assignable Annuity transaction or other collateral loan or in favor of any assignee prior to the related Owner and original UCC-2s or UCC-3s, as appropriate, in favor of the related Owner.

                  D. Acknowledgement letter from Annuity Owner, or Payment Obligor, if applicable.

                  E. Copy of Court Order, certified true and correct copy from issuing court, if applicable.

                  F. Receivable Purchase and Sale Agreements between Seller and/or Broker and Metropolitan affiliated company.

MISCELLANEOUS CASHFLOW TRANSACTIONS:

                  A. To the extent contained in the file Copy of Court Order, certified true and correct copy from issuing court, if applicable.

                  B. To the extent contained in the file Copy of original Assignment Agreement, Loan Agreement and Security Agreement between Broker and Seller (prize winner), if applicable.

                  C. To the extent contained in the file, a copy of the original Promissory note and accompanying endorsements.

                  D. To the extent contained in the file, in the case of each Miscellaneous Cashflow Transaction relating to a Miscellaneous Cashflow transaction or other collateral loan, filed copies of prior UCC financing statements, if


                               EXHIBIT E - Page 8
                           any, in favor of the originator of such Miscellaneous Cashflow transaction or other collateral loan or in favor of any assignee prior to the related Owner and original UCC-2s or UCC-3s, as appropriate, in favor of the related Owner.

                  E. Acknowledgement letter from Annuity Owner, or Payment Obligor, if applicable.

                  F. Receivable Purchase and Sale Agreements between Seller and/or Broker and Metropolitan affiliated company.

FARM SUBSIDY TRANSACTIONS:

         1. Conservation Reserve Payment Program CRP - documentation requirements:

                  A. Copy of Sellers most recent Farm Operating Plan/Financial Statement.

                  B.       Signed copy of Highly Erodible Land Conservation
                           (HELC) and Wetland Conservation (WC) Certificate.

                  C. Copy of original Certificate Purchase and Assignment Agreement.

                  D.       Copy of Testamentary Agreement.

                  E. Copy of original Assignment of Payments (Form Ccc-36) executed by the farmer.

                  F.       Copy of written approval of assignment from the FSA
                           Office.

                  G. Copy of original signed Notice of Purchase and Assignment Agreement from farmer.

         2. Production Flexibility Contract Program - PFC documentation requirements:

                  A. Copy of Sellers most recent Farm Operating Plan/Financial Statement.

                  B.       Copy of original Highly Erodible Land Conservation
                           (HELC) and Wetland Conservation (WC) Certificate.

                  C. Copy of original executed update to Operating Plan, Form CCC-502 Or CCC-502ez, if any.

                  D. Copy of original Production Flexibility Contract (Form CCC-478).

                  E. Copy of original Production Flexibility Contract Payments Form.

                  F. Copy of original Form FSA-156ez (Printout From The FSA Office).


                               EXHIBIT E - Page 9

                  G. Copy of original Sale, Assignment Form & Testamentary Agreement between farmer & FCC(Farm Capital Corp.).

                  H. Copy of original Assignment Of Payments (Form CCC-36) executed by the farmer.

                  I. Copy of original written approval of assignment from the FSA office.

                  J. Copy of signed Notice of Purchase and Assignment Agreement from farmer.




                               EXHIBIT E - Page 10